                                                                EXHIBIT 10(ag)








                        CRESTAR FINANCIAL CORPORATION

                      PERMANENT EXECUTIVE BENEFIT PLAN












                           As Amended And Restated
                         Effective December 26, 1990

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

INTRODUCTION . . . . . . . . . . . . . .   Introduction-1

ARTICLE 1

GENERAL. . . . . . . . . . . . . . . . . . . . . . . .1-1

1.01.   Plan Creates No Separate Rights. . . . . . . .1-1
        (a)  Rights only by statute. . . . . . . . . .1-1
        (b)  No employment rights. . . . . . . . . . .1-1

1.02.   Delegation of Authority. . . . . . . . . . . .1-2
        (a)  Sponsor . . . . . . . . . . . . . . . . .1-2
        (b)  Other Employers . . . . . . . . . . . . .1-2
        (c)  Administrator's Rules . . . . . . . . . .1-2

1.03.   Limitation of Liability. . . . . . . . . . . .1-2
        (a)  Section governs . . . . . . . . . . . . .1-2
        (b)  Individual liability. . . . . . . . . . .1-2
        (c)  Co-Fiduciary liability. . . . . . . . . .1-2
        (d)  Co-Trustee relationship . . . . . . . . .1-3
        (e)  Allocating and delegating . . . . . . . .1-3
        (f)  Release . . . . . . . . . . . . . . . . .1-3

1.04.   Legal Action . . . . . . . . . . . . . . . . .1-3

1.05.   Benefits Supported Only by Plan Contracts
        and Trust Fund . . . . . . . . . . . . . . . .1-4

1.06.   Administration Standards . . . . . . . . . . .1-5

1.07.   Plan Sponsor and Other Employers . . . . . . .1-5

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (a)  Sponsor . . . . . . . . . . . . . . . . .1-5
        (b)  Other Employers . . . . . . . . . . . . .1-6

1.08.   Method of Participation. . . . . . . . . . . .1-6

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

1.09.   Withdrawal by Employer . . . . . . . . . . . .1-6
        (a)  Notice. . . . . . . . . . . . . . . . . .1-6
        (b)  Division of Plan Assets . . . . . . . . .1-6
        (c)  No prohibited purpose . . . . . . . . . .1-7

1.10.   Tax Year . . . . . . . . . . . . . . . . . . .1-7

1.11.   Suspension Periods . . . . . . . . . . . . . .1-8

ARTICLE 2

PARTICIPATION. . . . . . . . . . . . . . . . . . . . .2-1

2.01.   Conditions of Participation. . . . . . . . . .2-1

2.02.   Employment and Eligibility Status Changes. . .2-1
        (a)  Changing to non-Covered Employee. . . . .2-1
        (b)  Changing to Covered Employee. . . . . . .2-1

2.03.   Renewed Participation. . . . . . . . . . . . .2-2

2.04.   Determination of Eligibility . . . . . . . . .2-2

2.05.   Enrollment . . . . . . . . . . . . . . . . . .2-2
        (a)  Application . . . . . . . . . . . . . . .2-2
        (b)  Acknowledgement . . . . . . . . . . . . .2-2
        (c)  Benefit exhibits. . . . . . . . . . . . .2-3
        (d)  Participants, Active Participants . . . .2-3

2.06.   Certification of Participation . . . . . . . .2-3

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

2.07.   Suspension Periods . . . . . . . . . . . . . .2-4
        (a)  Suspension of powers. . . . . . . . . . .2-4
        (b)  Exercise of powers. . . . . . . . . . . .2-4

2.08.   Administrator-directed Participation . . . . .2-5

ARTICLE 3

CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . .3-1

3.01.   Suspension Periods . . . . . . . . . . . . . .3-1

3.02.   General Provisions on Employer Contributions .3-1
        (a)  Section is primary. . . . . . . . . . . .3-1
        (b)  Qualification intended. . . . . . . . . .3-1
        (c)  Questioned qualification. . . . . . . . .3-1
        (d)  Pension Benefit Guaranty Corporation
             determination . . . . . . . . . . . . . .3-2
        (e)  Deductions intended . . . . . . . . . . .3-2
        (f)  Mistake of fact . . . . . . . . . . . . .3-3
        (g)  Exclusive purpose . . . . . . . . . . . .3-3
        (h)  Determining contributions . . . . . . . .3-3
        (i)  Contributing. . . . . . . . . . . . . . .3-3
        (j)  Cash or property. . . . . . . . . . . . .3-4
        (k)  No Profit required. . . . . . . . . . . .3-4
        (l)  Administrator's discretion. . . . . . . .3-4
        (m)  Administrator's Rules . . . . . . . . . .3-4

3.03.   Cash and Non-cash Contributions. . . . . . . .3-4
        (a)  Non-cash contributions allowed, but
             Insurer or Trustee has veto . . . . . . .3-4

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (b)  Value of non-cash contributions . . . . .3-5
        (c)  Specific forms allowed. . . . . . . . . .3-5

3.04.   Benefit Reserve. . . . . . . . . . . . . . . .3-6
        (a)  Additions to Benefit Reserve. . . . . . .3-6
        (b)  Reductions of Benefit Reserve . . . . . .3-6
        (c)  Directions relating to Benefit Reserve. .3-6

3.05.   Basic Contribution . . . . . . . . . . . . . .3-6

3.06.   Transfers. . . . . . . . . . . . . . . . . . .3-6
        (a)  General . . . . . . . . . . . . . . . . .3-6
        (b)  Administrator-directed Transfer
             Contributions . . . . . . . . . . . . . .3-7
        (c)  Source of Administrator-directed
             Transfer Contributions. . . . . . . . . .3-8
        (d)  Amount of Administrator-directed
             Transfer Contributions . . . . . . . . .3-10
        (e)  Administrator-directed Forfeitures. . . 3-11

3.07.   Participant Contributions. . . . . . . . . . 3-12

ARTICLE 4

ALLOCATIONS. . . . . . . . . . . . . . . . . . . . . .4-1

4.01.   General Allocation Rules . . . . . . . . . . .4-1
        (a)  Suspension Periods. . . . . . . . . . . .4-1
        (b)  Unallocated assets. . . . . . . . . . . .4-1
        (c)  Non-cash contributions. . . . . . . . . .4-1

4.02.   Accounts . . . . . . . . . . . . . . . . . . .4-1

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (a)  Suspense Accounts . . . . . . . . . . . .4-1
        (b)  Other Named Accounts generally. . . . . .4-2

4.03.   Basic Contribution Allocations . . . . . . . .4-2
        (a)  Sponsor designation . . . . . . . . . . .4-2
        (b)  Failure to designate. . . . . . . . . . .4-2

4.04.   Allocations from Asset-transfer Suspense
        Account. . . . . . . . . . . . . . . . . . . .4-3
        (a)  Sponsor designation . . . . . . . . . . .4-3
        (b)  Failure to designate. . . . . . . . . . .4-3
        (c)  Administrator-directed allocations. . . .4-3

4.05.   Allocations from Employer-designated
        Suspense Account . . . . . . . . . . . . . . .4-3
        (a)  Sponsor designation . . . . . . . . . . .4-3
        (b)  Failure to designate. . . . . . . . . . .4-3
        (c)  Administrator-directed allocations. . . .4-4

4.06.   Participant Contribution Allocations . . . . .4-4

ARTICLE 5

VESTING. . . . . . . . . . . . . . . . . . . . . . . .5-1

5.01.   Suspension Periods . . . . . . . . . . . . . .5-1

5.02.   Vested Benefits. . . . . . . . . . . . . . . .5-1
        (a)  Vesting . . . . . . . . . . . . . . . . .5-1
        (b)  No vesting. . . . . . . . . . . . . . . .5-1
        (c)  Nullifying Plan provisions. . . . . . . .5-1

5.03.   Forfeitures. . . . . . . . . . . . . . . . . .5-2

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (a)  Basic rules governing time of
             Forfeiture. . . . . . . . . . . . . . . .5-2
        (b)  Time of distributions in relationship
             to time of Forfeiture . . . . . . . . . .5-3
        (c)  Allocation of Forfeitures . . . . . . . .5-3

5.04.   Additional Provisions on Vested Benefits . . .5-3
        (a)  When section applies. . . . . . . . . . .5-3
        (b)  Nonforfeitable Accounts . . . . . . . . .5-3
        (c)  Full vesting. . . . . . . . . . . . . . .5-4
        (d)  Vesting Credits . . . . . . . . . . . . .5-4

ARTICLE 6

DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . .6-1

6.01.   General Provisions on Benefits,
        Distributions, Transfers . . . . . . . . . . .6-1
        (a)  Article controls; Suspension Periods. . .6-1
        (b)  Administrator authority and discretion. .6-1
        (c)  Discharge of liability. . . . . . . . . .6-1
        (d)  Transfers on notice from Sponsor. . . . .6-2
        (e)  Plan termination distributions. . . . . .6-2
        (f)  Special distributions allowed . . . . . .6-3
        (g)  Unclaimed benefits. . . . . . . . . . . .6-3
        (h)  Recapture of payments . . . . . . . . . .6-3
        (i)  Limits on assignment. . . . . . . . . . .6-4
        (j)  Garnishments. . . . . . . . . . . . . . .6-4
        (k)  Distributions to minors and
             incompetents  . . . . . . . . . . . . . .6-4
        (l)  General rule for valuing Accounts
             for distributions . . . . . . . . . . . .6-5
        (m)  Administrator's valuation adjustment. . .6-5
        (n)  Two-part distributions. . . . . . . . . .6-5

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

6.02.   Claims . . . . . . . . . . . . . . . . . . . .6-6
        (a)  Distributions without claims. . . . . . .6-6
        (b)  Claims to Administrator . . . . . . . . .6-6
        (c)  Administrator's response. . . . . . . . .6-6
        (d)  Denied claims . . . . . . . . . . . . . .6-6

6.03.   Review of Claims . . . . . . . . . . . . . . .6-7
        (a)  Administrator's review. . . . . . . . . .6-7
        (b)  Possible hearing. . . . . . . . . . . . .6-7
        (c)  Review decision time limit. . . . . . . .6-8
        (d)  Allowances if a committee reviews . . . .6-8
        (e)  Determination final . . . . . . . . . . .6-9

6.04.   Death Distributions. . . . . . . . . . . . . .6-9
        (a)  Amount to which section applies . . . . .6-9
        (b)  Ordering distribution . . . . . . . . . .6-9
        (c)  Valuing the Account . . . . . . . . . . .6-9
        (d)  Death before termination of employment. 6-10
        (e)  Death after termination of employment . 6-10

6.05.   Distributions on Events. . . . . . . . . . . 6-10
        (a)  Administrator-directed distribution . . 6-10
        (b)  When section applies. . . . . . . . . . 6-10
        (c)  Allocation entitlements . . . . . . . . 6-11
        (d)  Delayed distribution. . . . . . . . . . 6-11

6.06.   Methods of Distribution. . . . . . . . . . . 6-12
        (a)  Forms first . . . . . . . . . . . . . . 6-12
        (b)  Designation to Administrator. . . . . . 6-12
        (c)  Other provisions limit. . . . . . . . . 6-13
        (d)  Communicating requests. . . . . . . . . 6-13

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (e)  Methods . . . . . . . . . . . . . . . . 6-13
        (f)  Restrictions. . . . . . . . . . . . . . 6-14
        (g)  Change allowed. . . . . . . . . . . . . 6-14
        (h)  Emergency payments. . . . . . . . . . . 6-14

6.07.   In-Service Withdrawals . . . . . . . . . . . 6-15
        (a)  Written request to Administrator. . . . 6-15
        (b)  Administrator or Sponsor's Designee
             may require notice. . . . . . . . . . . 6-15
        (c)  Limited to Account value. . . . . . . . 6-15
        (d)  Forfeiture. . . . . . . . . . . . . . . 6-15
        (e)  Directing distributions . . . . . . . . 6-16
        (f)  Hardship withdrawals. . . . . . . . . . 6-16
        (g)  Two-year holdback . . . . . . . . . . . 6-17
        (h)  Hardships . . . . . . . . . . . . . . . 6-17

6.08.   Special Distribution Provisions. . . . . . . 6-18
        (a)  When section applies. . . . . . . . . . 6-18
        (b)  Qualified Domestic Relations Orders . . 6-18
        (c)  Restrictions on immediate distributions

             (1)  Application of subsection. . . . . 6-19
             (2)  Explanation to Participant . . . . 6-19
             (3)  Time of consent. . . . . . . . . . 6-20
             (4)  Exceptions to consent rule . . . . 6-20

        (d)  Statutory distribution commencement
             requirements . . . . . . . . . . . . . .6-20
        (e)  Spouse rights . . . . . . . . . . . . . 6-21
        (f)  Delayed distribution. . . . . . . . . . 6-22
        (g)  Voluntary Cash-out. . . . . . . . . . . 6-24
        (h)  Involuntary Cash-out. . . . . . . . . . 6-24

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

ARTICLE 7

DEATH. . . . . . . . . . . . . . . . . . . . . . . . .7-1

7.01.   Proof of Death . . . . . . . . . . . . . . . .7-1

7.02.   Designation of Beneficiary . . . . . . . . . .7-1
        (a)  Application of section. . . . . . . . . .7-1
        (b)  Beneficiaries . . . . . . . . . . . . . .7-1

ARTICLE 8

AMENDMENT, TERMINATION, AND MERGER . . . . . . . . . .8-1

8.01.   Exercise of Powers . . . . . . . . . . . . . .8-1
        (a)  Source of powers. . . . . . . . . . . . .8-1
        (b)  Power to amend. . . . . . . . . . . . . .8-1
        (c)  General power to amend, terminate, or
             transfer assets/liabilities . . . . . . .8-2
        (d)  Sponsor's powers suspended. . . . . . . .8-3

8.02.   Amendment. . . . . . . . . . . . . . . . . . .8-3
        (a)  Sponsor . . . . . . . . . . . . . . . . .8-3
        (b)  No diversion or assignment. . . . . . . .8-4
        (c)  Administrative expenses, diversions,
             and reversions. . . . . . . . . . . . . .8-5
        (d)  Termination limitation. . . . . . . . . .8-5

8.03.   Plan Merger or Asset Transfer. . . . . . . . .8-5
        (a)  No reduction of benefits. . . . . . . . .8-5
        (b)  Sponsor's Designee's written directions .8-6

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (c)  Administrator-directed transfers. . . . .8-6

8.04.   Discontinuance of Contributions. . . . . . . .8-7
        (a)  Employers . . . . . . . . . . . . . . . .8-7
        (b)  Not a termination . . . . . . . . . . . .8-7

8.05.   Termination. . . . . . . . . . . . . . . . . .8-8
        (a)  General termination rules . . . . . . . .8-8
        (b)  Notice. . . . . . . . . . . . . . . . . .8-8
        (c)  Termination as to specific
             Participants or groups of Participants. .8-9
        (d)  Termination as to specific Plan
             benefits. . . . . . . . . . . . . . . . .8-9
        (e)  Partial termination . . . . . . . . . . .8-9
        (f)  Allocation of Plan Assets . . . . . . . .8-9
        (g)  Liquidation . . . . . . . . . . . . . . 8-10
        (h)  Distributions . . . . . . . . . . . . . 8-10
        (i)  No further rights . . . . . . . . . . . 8-11

8.06.   Effect of Employer Transactions. . . . . . . 8-11

8.07.   Allocation of Plan Assets. . . . . . . . . . 8-12
        (a)  Application of subsections. . . . . . . 8-12
        (b)  Pre-termination allocations . . . . . . 8-12
        (c)  Application of ERISA section 4044 . . . 8-12
        (d)  Special benefits. . . . . . . . . . . . 8-12

8.08.   Restrictions Applicable Under Certain
        Circumstances . . . . . . . . . . . . . . . .8-13

8.09.   Rules About Entities Exercising Powers . . . 8-13
        (a)  Exhibits. . . . . . . . . . . . . . . . 8-13
        (b)  Power to amend. . . . . . . . . . . . . 8-13

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (c)  Power to terminate. . . . . . . . . . . 8-14
        (d)  Power over mergers. . . . . . . . . . . 8-14
        (e)  Power over asset or liability
             transfers  . . . . . . . . . . . . . . .8-15
        (f)  Power to delegate . . . . . . . . . . . 8-15
        (g)  Other powers. . . . . . . . . . . . . . 8-15
        (h)  Relationship to other Plan provisions . 8-16
             (i)  Exercise of power. . . . . . . . . 8-16

8.10.   Trigger Events, Restoration Events,
        and Consequences . . . . . . . . . . . . .  .8-17
        (a)  Application of section. . . . . . . . . 8-17
        (b)  Limitation on amendment and
             termination rights . . . . . . . . . . .8-17
        (c)  Mergers and asset and liability
             transfers . . . . . . . . . . . . . . ..8-17
        (d)  Consent to actions of Administrator . . 8-17
        (e)  Consent to actions of Committees. . . . 8-17
        (f)  Other powers suspended. . . . . . . . . 8-18
        (g)  Restoration Events. . . . . . . . . . . 8-18

ARTICLE 9

TRUST FUND AND RELATED RULES . . . . . . . . . . . . .9-1

9.01.   Suspension Periods . . . . . . . . . . . . . .9-1

9.02.   Trust Agreements . . . . . . . . . . . . . . .9-1

9.03.   Trust Fund; General Amounts; Segregated
        Amounts  . . . . . . . . . . . . . . . . . . .9-1
        (a)  General . . . . . . . . . . . . . . . . .9-1
        (b)  Trusts and accounts . . . . . . . . . . .9-2

9.04.   Valuation of Trust Fund. . . . . . . . . . . .9-3
        (a)  When section applies. . . . . . . . . . .9-3

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (b)  Conclusive. . . . . . . . . . . . . . . .9-3
        (c)  General Amounts . . . . . . . . . . . . .9-3
        (d)  Segregated Amounts. . . . . . . . . . . .9-3
        (e)  Investment Funds. . . . . . . . . . . . .9-3
        (f)  Separate investments. . . . . . . . . . .9-3
        (g)  Adjustments . . . . . . . . . . . . . . .9-4

9.05.   Investment Options . . . . . . . . . . . . . .9-7
        (a)  When section applies. . . . . . . . . . .9-7
        (b)  Participant directions. . . . . . . . . .9-7
        (c)  Changes in investments. . . . . . . . . .9-7

9.06.   Directing the Trustee. . . . . . . . . . . . .9-7
        (a)  When section applies. . . . . . . . . . .9-7
        (b)  Persons who deal with a Trustee or
             co-Trustee  . . . . . . . . . . . . . . .9-7
        (c)  Appraisals. . . . . . . . . . . . . . . .9-8
        (d)  Instructions regarding Employer
             ERISA Securities  . . . . . . . . . . . .9-8
        (e)  Compliance with Administrator's
             directions  . . . . . . . . . . . . . . .9-8
        (f)  Trustee's inability or unwillingness
             to comply with directions . . . . . . . .9-8

9.07.   Participant-Directed Investments . . . . . . .9-9
        (a)  When section applies. . . . . . . . . . .9-9
        (b)  Conditional effectiveness . . . . . . . .9-9
        (c)  Divestment. . . . . . . . . . . . . . . 9-10
        (d)  Participant directions limited. . . . . 9-10
        (e)  Communication of directions . . . . . . 9-11
        (f)  Directed investments. . . . . . . . . . 9-11
        (g)  Percentage limitations. . . . . . . . . 9-12
        (h)  Direction by Participants . . . . . . . 9-12
        (i)  Creation of funds . . . . . . . . . . . 9-13

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (j)  Fund for Nondirected Accounts . . . . . 9-14
        (k)  Other Participant rights. . . . . . . . 9-14
        (l)  Separation from Service . . . . . . . . 9-14
        (m)  Post-employment rights. . . . . . . . . 9-15
        (n)  Trustee exoneration . . . . . . . . . . 9-15
        (o)  Participant-provoked appraisals . . . . 9-16
        (p)  Voting stock from Participant
             directions . . . . . . . . . . . . . . .9-16
        (q)  Charges and expenses. . . . . . . . . . 9-16

9.08.   Voting of Shares . . . . . . . . . . . . . . 9-17
        (a)  When section applies. . . . . . . . . . 9-17
        (b)  Trustee's exercise of rights
             regarding Employer Securities . . . . . 9-17
        (c)  Taxation. . . . . . . . . . . . . . . . 9-17
        (d)  Information to Participants . . . . . . 9-18

ARTICLE 10

ADMINISTRATION . . . . . . . . . . . . . . . . . . . 10-1

10.01.  Fiduciaries, Allocation of Responsibility. . 10-1
        (a)  Suspension Periods. . . . . . . . . . . 10-1
        (b)  Named Fiduciaries . . . . . . . . . . . 10-1
        (c)  Multiple-person Fiduciaries . . . . . . 10-1
        (d)  Sponsor . . . . . . . . . . . . . . . . 10-2
        (e)  Trustee . . . . . . . . . . . . . . . . 10-2
        (f)  Administrator . . . . . . . . . . . . . 10-2
        (g)  Alternate Administrator . . . . . . . . 10-3
        (h)  Standing Committee. . . . . . . . . . . 10-3
        (i)  Lack of designation . . . . . . . . . . 10-3
        (j)  Allocation of responsibility. . . . . . 10-4

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (k)  Separate liability. . . . . . . . . . . 10-4

10.02.  Administrator Appointment, Removal,
        Successors, Except During a Suspension
        Period . . . . . . . . . . . . . . . . . . . 10-4
        (a)  Application of section. . . . . . . . . 10-4
        (b)  Administrator appointment . . . . . . . 10-4
        (c)  Administrator resignation, removal. . . 10-4
        (d)  Successor Administrator appointment . . 10-5
        (e)  Successor Administrator-member
             appointment  . . . . . . . . . . . . . .10-5
        (f)  Qualification . . . . . . . . . . . . . 10-5

10.03.  Administrator Appointment, Removal,
        Successors During a Suspension Period. . . . 10-6
        (a)  Application of section. . . . . . . . . 10-6
        (b)  General . . . . . . . . . . . . . . . . 10-6
        (c)  Suspension of Sponsor's powers. . . . . 10-6
             (d)  Removal. . . . . . . . . . . . . . 10-6
             (f)  Resignation. . . . . . . . . . . . 10-8
             (g)  Successor appointment. . . . . . . 10-9
             (h)  Additional and successor
                  Administrator-members; continuing
                  service. . . . . . . . . . . . . . 10-9
             (i)  Qualification. . . . . . . . . . . 10-9

10.04.  Alternate Administrator Appointment,
        Removal, Successors, Except During a
        Suspension Period  . . . . . . . . . . . . .10-10
        (a)  Application of section. . . . . . . . .10-10
        (b)  Alternate Administrator appointment . .10-10
        (c)  Alternate Administrator resignation,
             removal . . . . . . . . . . . . . . . .10-10
        (d)  Successor Alternate
             Administrator-member appointment  . . .10-11
        (e)  Qualification . . . . . . . . . . . . .10-11

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

10.05.  Alternate Administrator Appointment,
        Removal, Successors During a
        Suspension Period  . . . . . . . . . . . . .10-11
        (a)  Application of section. . . . . . . . .10-11
        (b)  Alternate Administrator appointment . .10-11

        (c)  Suspension of Sponsor's powers. . . . .10-12
        (d)  Removal; resignation. . . . . . . . . .10-12
        (e)  Additional and successor Alternate
             Administrator-members; continuing
             service . . . . . . . . . . . . . . . .10-12
        (f)  Qualification . . . . . . . . . . . . .10-12

10.06.  Operation of Administrator . . . . . . . . .10-13
        (a)  Rules and guidelines. . . . . . . . . .10-13
        (b)  Records . . . . . . . . . . . . . . . .10-13
        (c)  Multiple-person Administrator's
             acts and decisions. . . . . . . . . . .10-14
        (d)  Delegations by a multiple-person
             Administrator . . . . . . . . . . . . .10-14

10.07.  Standing Committee Appointment,
        Succession, Operation  . . . . . . . . . . .10-15
        (a)  Standing Committee generally. . . . . .10-15
        (b)  Appointment . . . . . . . . . . . . . .10-15
        (c)  Resignation, removal. . . . . . . . . .10-15
        (d)  Successor appointment . . . . . . . . .10-16
        (e)  Rules and guidelines. . . . . . . . . .10-16
        (f)  Records . . . . . . . . . . . . . . . .10-16
        (g)  Standing Committee's acts and
             decisions . . . . . . . . . . . . . . .10-17

10.08.  Other Fiduciary Appointment, Removal,
        Successors, Except During a
        Suspension Period . . . .  . . . . . . . . .10-17
        (a)  Application of section. . . . . . . . .10-17
        (b)  Other Fiduciaries generally . . . . . .10-17
        (c)  Appointment . . . . . . . . . . . . . .10-18
        (d)  Resignation, removal. . . . . . . . . .10-18

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (e)  Successor appointment . . . . . . . . .10-18
        (f)  Qualification . . . . . . . . . . . . .10-18
        (g)  Related parties . . . . . . . . . . . .10-19

10.09.  Other Fiduciary Appointment, Removal,
        Successors During a Suspension Period. . . .10-19
        (a)  Application of section. . . . . . . . .10-19
        (b)  Other Fiduciaries General . . . . . . .10-19
        (c)  General . . . . . . . . . . . . . . . .10-20
        (d)  Suspension of Sponsor's powers. . . . .10-20
        (e)  Removal by Administrator. . . . . . . .10-20
        (f)  Removal by other Fiduciary. . . . . . .10-20
        (g)  Resignation . . . . . . . . . . . . . .10-21
        (h)  Successor appointment . . . . . . . . .10-21
        (i)  Additional Fiduciaries;
             continuing service. . . . . . . . . . .10-21
        (j)  Qualification . . . . . . . . . . . . .10-22

10.10.  Operation of Multiple-Person Fiduciaries . .10-22
        (a)  Other Fiduciaries generally . . . . . .10-22
        (b)  Suspension Period . . . . . . . . . . .10-22
        (c)  Rules and guidelines. . . . . . . . . .10-22
        (d)  Records . . . . . . . . . . . . . . . .10-22
        (e)  Multiple-person Fiduciary's acts
             and decisions . . . . . . . . . . . . .10-23
        (f)  Multiple-person Fiduciary's
             delegation of authority. . . . . . . ..10-23
        (g)  Ministerial duties. . . . . . . . . . .10-23

10.11.  Administrator's, Plan Committees'
        Powers and Duties. . . . . . . . . . . . . .10-24
        (a)  Plan decisions. . . . . . . . . . . . .10-24
        (b)  Conclusive determination. . . . . . . .10-24
        (c)  Participation . . . . . . . . . . . . .10-25

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (d)  Agents and advisors . . . . . . . . . .10-25

10.12.  Discretion of Administrator, Plan
        Committees . . . . . . . . . . . . . . . . .10-26
        (a)  Exclusive discretion. . . . . . . . . .10-26
        (b)  Waivers . . . . . . . . . . . . . . . .10-26

10.13.  Records and Reports. . . . . . . . . . . . .10-26
        (a)  Reports . . . . . . . . . . . . . . . .10-26
        (b)  Records . . . . . . . . . . . . . . . .10-26

10.14.  Payment of Expenses. . . . . . . . . . . . .10-27

10.15.  Notification to Interested Parties . . . . .10-27

10.16.  Notification of Eligibility. . . . . . . . .10-27

10.17.  Other Notices. . . . . . . . . . . . . . . .10-28

10.18.  Annual Statement . . . . . . . . . . . . . .10-28

10.19.  Limitation of Administrator's and
        Plan Committees' Liability . . . . . . . . .10-28
        (a)  Separate liability. . . . . . . . . . .10-28
        (b)  Indemnification . . . . . . . . . . . .10-28
        (c)  Fiduciaries . . . . . . . . . . . . . .10-29

10.20.  Errors and Omissions . . . . . . . . . . . .10-29

10.21.  Communication of Directions from
        Participants . . . . . . . . . . . . . . . .10-30

10.22.  Investment Committee . . . . . . . . . . . .10-30


                                    xviii

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

        (a)  Application of section. . . . . . . . .10-30
        (b)  Appointment, resignation, removal . . .10-30
        (c)  Investment Managers . . . . . . . . . .10-30

10.23.  Selection of Investment Media. . . . . . . .10-31
        (a)  Discretion of Investment Committee. . .10-31
        (b)  Specific investment media . . . . . . .10-31
        (c)  Additional investment media . . . . . .10-31

10.24.  Crestar Financial Corporation OMNI
        Trust Agreement Fiduciaries. . . . . . . . .10-31
        (a)  Identification. . . . . . . . . . . . .10-31
        (b)  Removal . . . . . . . . . . . . . . . .10-32
        (c)  Appointment . . . . . . . . . . . . . .10-32
        (d)  Directions from Participating Plans'
             administrators  . . . . . . . . . . . .10-33
             (e)  Directions to Primary
                  Administrator  . . . . . . . . . .10-33

ARTICLE 11

DEFINITIONS . . . . . . . . . . . . . . . . . . . . .11-1

11.01.  Account . . . . . . . . . . . . . . . . . . .11-1

11.02.  Accrued Benefit . . . . . . . . . . . . . . .11-1

11.03.  Acquiring Person  . . . . . . . . . . . . . .11-2

11.04.  Active Participant  . . . . . . . . . . . . .11-2

11.05.  Administrator . . . . . . . . . . . . . . . .11-2

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

11.07.  Affiliate . . . . . . . . . . . . . . . . . .11-3

11.08.  Affiliate-maintained  . . . . . . . . . . . .11-3

11.09.  Age . . . . . . . . . . . . . . . . . . . . .11-3

11.010. Agreement . . . . . . . . . . . . . . . . . .11-3

11.11.  Alternate Administrator . . . . . . . . . . .11-3

11.12.  Alternate Payee . . . . . . . . . . . . . . .11-3

11.13.  Annuity Starting Date . . . . . . . . . . . .11-4

11.14.  Asset-transfer Suspense Account . . . . . . .11-4

11.15.  Assignment or Alienation  . . . . . . . . . .11-4

11.16.  Associate . . . . . . . . . . . . . . . . . .11-5

11.17.  Associated Plan . . . . . . . . . . . . . . .11-6

11.18.  Basic Contribution  . . . . . . . . . . . . .11-6

11.19.  Beneficiary or Beneficiaries  . . . . . . . .11-7

11.20.  Benefit Reserve . . . . . . . . . . . . . . .11-7

11.21.  Board or Board of Directors . . . . . . . . .11-7

11.22.  Code  . . . . . . . . . . . . . . . . . . . .11-7

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

11.23.  Compensation  . . . . . . . . . . . . . . . .11-7

11.24.  Continuing Directors  . . . . . . . . . . . .11-8

11.25.  Contract  . . . . . . . . . . . . . . . . . .11-9

11.26.  Control, Controlling  . . . . . . . . . . . .11-9

11.27.  Control Affiliate . . . . . . . . . . . . . .11-9

11.28.  Covered Employee . . . . . . . . . . . . . .11-10

11.29.  Defined Benefit Plan or DBP. . . . . . . . .11-10

11.30.  Defined Contribution Plan or DCP . . . . . .11-10

11.31.  Disability . . . . . . . . . . . . . . . . .11-10

11.32.  Domestic Relations Order . . . . . . . . . .11-10

11.33.  Earliest Retirement Age. . . . . . . . . . .11-10

11.34.  Early Retirement . . . . . . . . . . . . . .11-10

11.35.  Earned Benefit . . . . . . . . . . . . . . .11-10

11.36.  Earnings . . . . . . . . . . . . . . . . . .11-11

11.37.  Effective Date . . . . . . . . . . . . . . .11-11

11.38.  EIAP . . . . . . . . . . . . . . . . . . . .11-11

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

11.39.  Eligible Employee. . . . . . . . . . . . . .11-11

11.40.  Eligible Individual Account Plan or EIAP . .11-11

11.41.  Employee . . . . . . . . . . . . . . . . . .11-11

11.42.  Employer . . . . . . . . . . . . . . . . . .11-12

11.43.  Employer-designated Suspense Account . . . .11-12

11.44.  Employer ERISA Security. . . . . . . . . . .11-12

11.45.  Employer-maintained. . . . . . . . . . . . .11-12

11.46.  Employer Real Property . . . . . . . . . . .11-12

11.47.  Employer Security. . . . . . . . . . . . . .11-12

11.48.  Employer Stock . . . . . . . . . . . . . . .11-12

11.49.  Employer Stock Fund. . . . . . . . . . . . .11-13

11.50.  Entry Date . . . . . . . . . . . . . . . . .11-13

11.51.  ERISA. . . . . . . . . . . . . . . . . . . .11-13

11.52.  ERISA Affiliate. . . . . . . . . . . . . . .11-13

11.53.  ERISA Security . . . . . . . . . . . . . . .11-13

11.54.  Excess-benefit Plan. . . . . . . . . . . . .11-13

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

11.55.  Fiduciary. . . . . . . . . . . . . . . . . .11-14

11.56.  Financial Trigger Event. . . . . . . . . . .11-15

11.57.  First-tier Trigger Event . . . . . . . . . .11-16

11.58.  Fiscal Year. . . . . . . . . . . . . . . . .11-16

11.59.  Forfeiture, Forfeit. . . . . . . . . . . . .11-16

11.60.  Fund and Trust Fund. . . . . . . . . . . . .11-16

11.61.  General Amounts. . . . . . . . . . . . . . .11-16

11.62.  Hour of Service. . . . . . . . . . . . . . .11-16

11.63.  Insurer. . . . . . . . . . . . . . . . . . .11-17

11.64.  Interested Person or Interested Party. . . .11-17

11.65.  Introduction . . . . . . . . . . . . . . . .11-17

11.66.  Investment Committee . . . . . . . . . . . .11-17

11.67.  Investment Fund. . . . . . . . . . . . . . .11-17

11.68.  Investment Manager . . . . . . . . . . . . .11-17

11.69.  Involuntary Cash-out . . . . . . . . . . . .11-18

11.70.  Leave of Absence . . . . . . . . . . . . . .11-18


                                    xxiii

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

11.71.  Majority-owned Subsidiary. . . . . . . . . .11-19

11.72.  Maternity or Paternity Leave of Absence. . .11-19

11.73.  Minimum Vesting Age. . . . . . . . . . . . .11-19

11.74.  Named Fiduciary. . . . . . . . . . . . . . .11-19

11.75.  Nonforfeitable . . . . . . . . . . . . . . .11-20

11.76.  Nonqualified Pension Plan. . . . . . . . . .11-20

11.77.  Normal Retirement Age. . . . . . . . . . . .11-20

11.78.  Normal Retirement Date . . . . . . . . . . .11-20

11.79.  Parent . . . . . . . . . . . . . . . . . . .11-20

11.80.  Participant. . . . . . . . . . . . . . . . .11-21

11.81.  Party in Interest. . . . . . . . . . . . . .11-21

11.82.  Pension Plan . . . . . . . . . . . . . . . .11-22

11.83.  Person . . . . . . . . . . . . . . . . . . .11-23

11.84.  Plan . . . . . . . . . . . . . . . . . . . .11-23

11.85.  Plan Asset, Plan Assets. . . . . . . . . . .11-23

11.86.  Plan Committee . . . . . . . . . . . . . . .11-24

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

11.87.  Plan Contract. . . . . . . . . . . . . . . .11-24

11.88.  Plan Year. . . . . . . . . . . . . . . . . .11-24

11.89.  Predecessor Plan . . . . . . . . . . . . . .11-24

11.90.  Primary Administrator. . . . . . . . . . . .11-24

11.91.  Primary Trustee. . . . . . . . . . . . . . .11-24

11.92.  Profit . . . . . . . . . . . . . . . . . . .11-24

11.93.  Profit-sharing Plan. . . . . . . . . . . . .11-24

11.94.  Qualified Domestic Relations Order . . . . .11-25

11.95.  Qualified Plan or Qualified Trust. . . . . .11-25

11.96.  Qualifying Employer Real Property. . . . . .11-25

11.97.  Qualifying Employer Security . . . . . . . .11-25

11.98.  Related Entity . . . . . . . . . . . . . . .11-25

11.99.  Related Entity-maintained. . . . . . . . . .11-26

11.100. Relative . . . . . . . . . . . . . . . . . .11-26

11.101. Restoration Event. . . . . . . . . . . . . .11-26

11.102. Retire, Retires. . . . . . . . . . . . . . .11-26

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

11.103. Retirement . . . . . . . . . . . . . . . . .11-26

11.104. Second-tier Trigger Event. . . . . . . . . .11-26

11.105. Security . . . . . . . . . . . . . . . . . .11-28

11.106. Segregated Amounts . . . . . . . . . . . . .11-28

11.107. Separation, Separation from Service. . . . .11-29

11.108. Service. . . . . . . . . . . . . . . . . . .11-29

11.109. Severance from Service Date. . . . . . . . .11-29

11.110. Special Trustee. . . . . . . . . . . . . . .11-29

11.111. Sponsor. . . . . . . . . . . . . . . . . . .11-29

11.112. Sponsor-maintained . . . . . . . . . . . . .11-29

11.113. Sponsor's Designee . . . . . . . . . . . . .11-30

11.114. Spouse . . . . . . . . . . . . . . . . . . .11-30

11.115. Standing Committee . . . . . . . . . . . . .11-30

11.116. Subsidiary . . . . . . . . . . . . . . . . .11-30

11.117. Surviving Spouse . . . . . . . . . . . . . .11-30

11.118. Suspense Account . . . . . . . . . . . . . .11-30

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

11.119. Suspension Period. . . . . . . . . . . . . .11-30

11.120. Transfer Contribution. . . . . . . . . . . .11-30

11.121. Trigger Event. . . . . . . . . . . . . . . .11-30

11.122. Trust, Trust Fund, and Fund. . . . . . . . .11-30

11.123. Trust Agreement. . . . . . . . . . . . . . .11-31

11.124. Trustee. . . . . . . . . . . . . . . . . . .11-31

11.125. Valuation Date . . . . . . . . . . . . . . .11-31

11.126. Vesting Break. . . . . . . . . . . . . . . .11-31

11.127. Vesting Computation Period . . . . . . . . .11-31

11.128. Vesting Credit . . . . . . . . . . . . . . .11-32

11.129. Vesting Hold-out Year. . . . . . . . . . . .11-32

11.130. Vesting Period of Service. . . . . . . . . .11-32

11.131. Vesting Period of Severance. . . . . . . . .11-33

11.132. Vesting Rule of Parity . . . . . . . . . . .11-33

11.133. Vesting Service Spanning Rule. . . . . . . .11-33

11.134. Voluntary Cash-out . . . . . . . . . . . . .11-33


                                    xxvii

                              TABLE OF CONTENTS
                              -----------------

Section                                              Page
- -------                                              ----

11.135. Welfare Plan . . . . . . . . . . . . . . . .11-33

11.136. Year of Service. . . . . . . . . . . . . . .11-34


                                   xxviii

                                INTRODUCTION
                                ------------

Crestar Financial Corporation (the "Sponsor") adopted this Crestar Financial Corporation Permanent Executive Benefit Plan (the "Plan") effective
January 1, 1989 (the "Effective Date"), and has amended and restated the Plan as it appears in this document, effective December 26, 1990. The Sponsor intends to cause the Plan to be maintained as a Defined
Contribution Plan according to section 3(34) of the Employee Retirement Income Security Act of 1974 (excluding that Act's title II, "ERISA"), as an Excess-benefit Plan according to ERISA section 3(36), and as an Eligible Individual Account Plan according to ERISA section 407(d)(3). The
Sponsor intends that the Plan have assets (it is not to be classified as an unfunded Excess-benefit Plan according to ERISA section 4(b)(5)). The Sponsor intends to have this Plan's assets maintained principally as part of the trust governed by the Crestar Financial Corporation OMNI Trust Agree-ment for the sole and exclusive purposes of defraying reasonable expenses of administering the Plan and providing benefits to qualifying Employees (and their Beneficiaries) of the Sponsor and related Employers (the "Employers").

The Employers' intent and purpose in causing this Plan to be maintained is to provide benefits for certain Employees in excess of the limitations on contributions and benefits imposed by section 415 of the Internal Revenue Code of 1986 (the "Code"). Except to the extent required to satisfy Plan section 2.07(b) or Plan section 2.08, an Employee cannot become a Participant in this Plan unless he has accrued a benefit under an Employer-maintained plan that satisfies the provisions of Code section 401(a) (a "Qualified Plan"), which benefit at some time has been equal to that Employee's maximum allowance under Code section 415(b), 415(c), or 415(e). The Sponsor has adopted the Plan as a Profit-sharing Plan, a plan of deferred compensation with potential Employer contributions based on the Employers' Profits.

                                 Investments
                                 -----------

The Sponsor may choose to encourage Participants to be involved in the investment of their Plan accounts; when that happens, the Sponsor may cause the Plan to permit Participants to direct the investment of their Plan accounts into one or more funds, including a fund or funds consisting of the Sponsor's stock.

                        CRESTAR FINANCIAL CORPORATION
                      Permanent Executive Benefit Plan
                           As Amended And Restated
                         Effective December 26, 1990


                             Compliance Intended
                             -------------------

The Sponsor intends through this Plan to maintain a plan that satisfies the provisions of ERISA section 3(34) and ERISA section 3(36) and through the Crestar Financial Corporation OMNI Trust Agreement to maintain a trust to which Employer contributions are deductible. The Sponsor intends that the Plan will comply fully with all other applicable statutes and regulations governing wages, compensation, and fringe employment benefits. All ques-tions arising in the construction and administration of this Plan must be resolved accordingly.

                       Qualifying Employer Securities
                       ------------------------------

The Plan's Trustee and each co-Trustee is directed to accept any contributions of qualifying employer securities as defined in ERISA section 407(d)(5) from an Employer or, when so directed according to this Plan, to otherwise lawfully (without legal penalties) acquire funds and purchase Qualifying Employer Securities (as defined in the Plan) as soon as prudently reasonable. That acquisition of Qualifying Employer Securities may be in any transaction not prohibited (or if prohibited, also exempted) by law, including borrowing to buy such Qualifying Employer Securities.

                                 Definitions
                                 -----------

Any word in this document with an initial capital not expected by ordinary capitalization rules is a defined term. Definitions not found in the Plan are in ERISA and regulations promulgated pursuant to ERISA (but the terms of the statute prevail over any regulations) or in the Code and regulations promulgated pursuant to the Code (but the terms of the statute prevail over any regulations).

                         Governing Law, Construction
                         ---------------------------

For construction, one gender includes all and the singular and plural include each other. This Plan is construed, administered, and governed in all

                               Introduction -2
respects under and by the laws of the Commonwealth of Virginia, except to the extent that the laws of the United States of America have superseded those state laws. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the Plan provisions.

                               Introduction -3

                      FINANCIAL TRIGGER EVENTS EXHIBIT
                         Effective December 18, 1992
                     ----------------------------------


Plan section 11.56 defines the term "Financial Trigger Event." Under Plan section 7.57(a), that term has the meaning set forth in a Plan exhibit entitled "Financial Trigger Events"; when no such exhibit exists, that term has the meaning set forth in Plan section 11.56(b).

Until December 18, 1992, the term "Financial Trigger Event" is defined by Plan section 11.56(b). On December 18, 1992, the Sponsor's Board directed appropriate officers to amend the plans associated with the OMNI Trust to remove the definition of Financial Trigger Event. Acting pursuant to the Board's direction, the Sponsor's Designee hereby creates this exhibit, effective December 18, 1992. According to this exhibit (and despite Plan section 11.56), the term "Financial Trigger Event" is no longer a defined term under the Plan (in other words, a Financial Trigger Event cannot occur under the Plan).





                                                 CRESTAR FINANCIAL CORPORATION



Date:                                            By:
     -----------                                    ------------------------
                                                    Ross W. Dorneman
                                                   Sponsor's Designee

                      FIRST-TIER TRIGGER EVENT EXHIBIT
                         Effective December 18, 1992
                     ----------------------------------


In accordance with Plan section 11.57(a), the definition of First-tier Trigger Event in this Exhibit replaces the definition of First-tier Trigger Event in Plan section 11.57(b), effective December 18, 1992.


        A First-tier Trigger Event occurs on the earlier of these two times:
          ------------------------

        (1) a notice of a Board meeting (a regularly scheduled meeting or a special meeting) is sent by the appropriate officers to the Sponsor's Board, indicating a purpose of the meeting is to consider a transaction that, if consummated, would constitute a Second-tier Trigger Event; or

        (2) the Sponsor's Board announces that it has met (whether at a regularly scheduled meeting or a special meeting) to consider a proposal for a transaction that, if consummated, would constitute a Second-tier Trigger Event.



This exhibit is implemented by me as the Sponsor's Designee under the Plan pursuant to action of the Board of Directors on December 18, 1992.



Date:                                             By:
     -----------                                     ------------------------
                                                     Ross W. Dorneman
                                                    Sponsor's Designee

                                  ARTICLE 1

                                   GENERAL
                                   -------

1.01.   Plan Creates No Separate Rights
        -------------------------------

        (a)  Rights only by statute.  The creation, continuation, or
             -----------------------
             change of the Plan, any Associated Plan, any Plan Contract, any Trust Agreement, the Trust Fund (or any fund, account, or trust), or any payment does not give a person a non-statutory legal or equitable right against

             (1)  the Sponsor or any other Employer;

             (2) any officer, agent, or other employee of any Employer;

             (3)  any Trustee or any co-Trustee; or

             (4) the Administrator, any Administrator-member, any other Plan Committee, member of a Plan
                  Committee, or other Fiduciary.

             Unless the law or this Plan explicitly provides otherwise, rights under any Associated Plan or under any other Employer-maintained employee-benefit plan (for example, benefits upon an Employee's death, retirement, or other termination) do not create any rights under this Plan to benefits or continued participation under this Plan. The fact that an individual is eligible to receive benefits under this Plan does not create any rights under any Associated Plan or under any other Employer-maintained employee-benefit plan unless that plan or the law explicitly provides otherwise.

                                     1-1

        (b)  No employment rights.  The Plan, any Associated Plan,
             ---------------------
             any Plan Contract, any Trust Agreement, and any Trust Fund do not modify the terms of an Employee's or a Participant's employment, except according to the provisions of those documents; create no employment rights and are not employment contracts between an Employer and any Employee. The Plan is not an inducement for anyone's employment or continued employment.

1.02.   Delegation of Authority
        -----------------------

        (a)  Sponsor.  The Sponsor's acts may be accomplished by the
             --------
             Sponsor's Designee or by any other person with authorization from the Sponsor's Board. Acts by the Sponsor's Designee are acts of the Sponsor and not acts of an independent entity.

        (b)  Other Employers.  Acts of an Employer other than the
             ----------------
             Sponsor may be accomplished by any person with authorization from that Employer's Board.

        (c)  Administrator's Rules.  Subject to limitations in this Plan,
             ----------------------
             the Sponsor's Designee or the Administrator may create and publish original, additional, or revised Administrator's Rules if that action is consistent with the Plan's provisions; but the Administrator's Rules may not change the Sponsor's or any other Employer's obligations under the Plan (including contribution obligations). The Sponsor's Designee may amend or eliminate an Administrator's Rules provision created or revised by the Administrator.

1.03.   Limitation of Liability
        -----------------------

                                     1-2

        (a)  Section governs.  A Fiduciary is not subject to suit or
             ----------------
             liability in connection with this Plan or any Trust
             Agreement or their operation, except according to this section.

        (b)  Individual liability.  A single-person Administrator, a Plan
             ---------------------
             Committee, each member of any Plan Committee, each Trustee, each co-Trustee, and any person employed by an Employer is liable for that person's own acts or omissions.

        (c)  Co-Fiduciary liability.  A single-person Administrator, a
             -----------------------
             Plan Committee, each member of any Plan Committee, each Trustee, each co-Trustee, or any person employed by an Employer is not liable for the acts or omissions of another without knowing participation in the acts or omissions, except by action to conceal an action or omission of another while knowing the act or omission is a breach, or by a failure to properly perform duties that enables the breach to occur, or with knowledge of the breach, failure to make reasonable efforts to remedy the breach.

        (d)  Co-Trustee relationship.  One Trustee or co-Trustee must
             ------------------------
             use reasonable care to prevent another from committing a breach; but all Trustees and co-Trustees need not jointly manage or control any Plan Assets to the extent that specific duties have been allocated among them in this Plan or the Trust Agreements. A Trustee or co-Trustee is not liable for actions or omissions when following the specific directions of the Sponsor's Designee, the Administrator, a Plan Committee, or a duly authorized and appointed Investment Manager unless such directions are improper on their face. If an Investment Manager has been properly appointed, subject to subsection (c), a Trustee or co-Trustee is not liable for the acts of the Investment

                                     1-3

             Manager and does not have any investment responsibility for assets under the management of the Investment Man-ager.

        (e)  Allocating and delegating.  A Fiduciary is not liable for the
             --------------------------
             actions of another to whom responsibility has been allocated or delegated according to this Plan and the Trust Agreements, unless--as the allocating or delegating Fiduciary--it was imprudent in making the allocation or delegation or in continuing the allocation or delegation, except that a Fiduciary may be liable according to subsections (c) and (d).

        (f)  Release.  Each Employee releases each single-person
             --------
             Administrator, each Plan Committee, all members of any Plan Committee, each Trustee, each co-Trustee, each Employer, all officers and agents of each Employer, and all agents of Fiduciaries from any and all liability or obligation, to the extent release is consistent with the provisions of this section.

1.04.   Legal Action
        ------------

        Except as explicitly permitted by statute, the Administrator, each appropriate Plan Committee, each appropriate Trustee or co-Trustee, each appropriate other Fiduciary, and the Sponsor are the only necessary parties to any action or proceeding that involves the Plan, any Trust Agreement, any property held as part of a Trust Fund or another funding vehicle (including a Plan Contract) under the Plan or that involves the administration of the Plan, an Associated Plan, a Trust Fund, or another funding vehicle (including a Plan Contract) under the Plan. No Employee or former Employee or a Beneficiary or any person having or claiming to have an interest in a Trust Fund, in another funding vehicle (including a Plan Contract) under the Plan, or under an

                                     1-4

        Associated Plan is entitled to notice of process. A final judgment that is not appealable for any reason (including the passage of time) and that is entered in an action or proceeding involving this Plan is binding and conclusive on the parties to this Plan and all persons having or claiming to have any interest in a Trust Fund, in another funding vehicle (including a Plan Contract) maintained for this Plan, or under the Plan.

1.05.   Benefits Supported Only by Plan Contracts and Trust Fund
        --------------------------------------------------------

        Except as otherwise provided by statute, a person having any claim under the Plan must look solely to the assets of the Trust Fund and Plan Contracts for satisfaction. The Sponsor and each Employer may contribute to Insurers, to the Trust Fund, or to both to hold assets for this Plan, but each Participant's right to assets from Plan Contracts or the Trust Fund is determined according to the terms of those Plan Contracts, the Trust Fund's Trust Agreements, and this Plan. To the extent provided in Con-tracts, a Participant may look to an Insurer's assets for satisfaction. To the extent provided in the Trust Fund's Trust Agreement or Trust Agreements, a Participant may look to the assets of the Trust Fund for satisfaction. This Plan's lettered exhibits, as described in the Plan article 2 subsection entitled "Benefit exhibits" (see Plan section 2.05(c)), each may identify one or more sources from which the Accrued Benefit described in that exhibit may be satisfied or must not be satisfied (including reductions or offsets caused by payments from an Associated Plan or a Welfare Plan). Except to the extent limited by one of this Plan's lettered exhibits, and unless the Trust Fund's Trust Agreement or Trust Agreements (or any other document or documents governing payments from that Trust Fund) provides otherwise, a Participant's right to benefits or other satisfaction from the Trust Fund is reduced by identifiable payments (i.e., payments identified by the Sponsor's Designee as payments in lieu of payments under this Plan) from or on behalf of the

                                     1-5

        Sponsor, an Employer, or otherwise--and whether or not accomplished under an Associated Plan or a Welfare Plan. Any of this Plan's lettered exhibits may provide that the Accrued Benefit described in that exhibit is intended--when paid--to reduce or otherwise satisfy a Participant's rights to benefits or other satisfaction under an Associated Plan (or even a Welfare
        Plan). Because of the floor-offset arrangements potentially available according to this Plan, the Sponsor's Designee may cause payments from the Trust Fund according to this Plan to be conditioned upon receipt of releases that prevent double payment. Except to the extent limited by one of this Plan's lettered exhibits or by the Sponsor's Designee, a Participant's right to benefits or other satisfaction under an Associated Plan or otherwise from the Sponsor and other Employers is reduced by identifiable payments (i.e., payments identified by the Sponsor's Designee as payments in lieu of payments under an Associated Plan or under a Welfare
        Plan) from the Trust Fund. The same rules apply to satisfaction from or by an Insurer to the extent that a Plan Contract so provides.

1.06.   Administration Standards
        ------------------------

        To administer this Plan, the Administrator enjoys discretion to the extent that this Plan, any relevant Plan Contract, and any Trust Agreement do not specifically limit that discretion. The Administrator especially may permit discrimination in favor of or against the Employees who are officers, shareholders, or highly compensated.

1.07.   Plan Sponsor and Other Employers
        --------------------------------

        (a)  Sponsor.  This Plan's Sponsor is Crestar Financial
             --------
             Corporation, a Virginia corporation.

                                     1-6

        (b)  Other Employers.  This Plan is designed to allow the
             ----------------
             Sponsor's Related Entities to participate. At any time after this Plan's Effective Date, the Employers identified on the current roster of Employers (an exhibit to this Plan) are the Employers; if there is no roster, the Sponsor is the only Employer.

1.08.   Method of Participation
        -----------------------

        With the Sponsor's Board's approval, any Related Entity of the Sponsor may take appropriate action through its Board to become a party to the Plan as an Employer. To become an Employer, the Related Entity must adopt this Plan as a Pension Plan for its employees. A Related Entity that is not named in this Plan document and that becomes an Employer must promptly deliver to each Trustee or co-Trustee designated by the Sponsor a copy of the resolutions or other documents evidencing its adoption of this Plan according to this Plan document and also a written instrument showing the Sponsor's Board's approval of the adopting entity's status as a party to the Plan and an Employer.

1.09.   Withdrawal by Employer
        ----------------------

        (a)  Notice.  Except during any Suspension Period and the ten
             -------
             years after that Suspension Period, an Employer may withdraw from the Plan (no longer maintain the Plan as to its Employees or former Employees) at any time upon the Sponsor's approval. An Employer may not withdraw during a Suspension Period or for as long after that Suspension Period as the Plan may not be terminated according to its terms.

        (b)  Division of Plan Assets.  Upon receipt of an Employer's
             ------------------------
             notice of withdrawal, the Administrator must determine for the appropriate Insurers, Trustees, or co-Trustees the

                                     1-7
             withdrawing Employer's Participants' equitable share of Plan Assets, whether or not held in the Trust Fund. The Administrator may rely conclusively on the determination made by the counsel and advisors then employed on behalf of the Plan. Each Insurer, Trustee, and co-Trustee must then set aside from the portion of the Plan Assets within its control such securities and other property as each deems, in its sole discretion, to be equal in value to that amount determined by the Administrator. If the Plan is to be terminated as to the withdrawing Employer, which cannot occur during a period in which this Plan cannot terminate according to the Plan subsection entitled "General termination rules" (see Plan section 8.05(a)), then the amount set aside must be dealt with according to the Plan's provisions about termination and Employers' successor ownership. If the Plan is not to be terminated as to the withdrawing Employer, each Insurer, Trustee, and co-
             Trustee must either transfer the assets set aside to another trust governed by an agreement between a Trustee or co-Trustees and the withdrawing Employer or to a successor trustee or to another Insurer, according to the Administrator's directions; and the Sponsor must instruct the Administrator according to this Plan's provisions on Plan Asset transfers.

        (c)  No prohibited purpose.  The segregation of Plan Assets
             ----------------------
             upon an Employer's withdrawal or the execution of a new contract or of a new agreement and declaration of trust pursuant to any of the provisions of this Plan section must not operate to permit any part of any Plan Assets (principal or income) to inure to the benefit of any Employer or to be held other than for the exclusive purposes of providing benefits to Employees, Participants, and Beneficiaries and defraying reasonable expenses of administering the Plan,

                                     1-8
             except as allowed in this Plan's provisions on amendment, termination, and Plan mergers or asset transfers.

1.10.   Tax Year
        --------

        Although the Employers may each have a different tax year (an Employer's own tax year is the determinative tax year for that entity for all purposes unique to that entity), the Plan Year is the fiscal year on which this Plan's records are kept.

1.11.   Suspension Periods
        ------------------

        This Plan article 1 and other articles in this Plan reserve to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 1 or in any other Plan article in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

                                     1-9

                                  ARTICLE 2

                                PARTICIPATION
                                -------------

2.01.   Conditions of Participation
        ---------------------------

        The remaining provisions of this Plan section are subject to the Plan sections entitled "Suspension Periods" and "Administrator-directed Participation" (see Plan sections 2.07 and 2.08). An Employee may not begin participation in this Plan or continue as an Active Participant while he is not a Covered Employee. An Eligible Employee begins participation in this Plan on his Entry Date. A Participant's Entry Date is the date set for that individ-ual by the Sponsor's Designee. An individual does not have an Entry Date (and cannot be a Participant) until the Sponsor's Designee sets an Entry Date for him. If an Eligible Employee is absent on his Entry Date because he is Separated from Service, his participation in this Plan begins only after the Sponsor's Designee sets a new Entry Date for him. If an Eligible Employee is absent on his Entry Date for reasons other than a Separation from Service (for example, vacation, sickness, disability, Leave of Absence, or layoff), his participation in this Plan begins no later than the day on which he returns to work and is credited with an Hour of Service for the performance of duties as a Covered Employee, effective as of the date that would have been his Entry Date.

2.02.   Employment and Eligibility Status Changes
        -----------------------------------------

        (a)  Changing to non-Covered Employee.  If a Participant does
             ---------------------------------
             not Separate from Service but is no longer a Covered Employee because of a job change or some other event, he ceases to be a Covered Employee and an Active Participant

                                     2-1
             at the end of the pay period in which that job change or other event occurs.

        (b)  Changing to Covered Employee.  If an Employee becomes
             -----------------------------
             a Covered Employee due to a change in his employment status (for example, because of a job change or some other event), and if the Sponsor does not establish another date for that Employee, his status as a Covered Employee begins on the date that is the end of the pay period in which his status changes or that other event occurs, but he does not become a Participant until the Sponsor's Designee sets an Entry Date for him.

2.03.   Renewed Participation
        ---------------------

        Except as provided in this Plan article's subsection entitled "Exercise of powers" (see Plan section 2.07(b)) and the Plan section entitled "Administrator-directed Participation" (see Plan section 2.08), a Participant who ceases to participate in the Plan, as described in the Plan subsection entitled "Participants, Active Participants" (see Plan section 2.05(d)), may again become a Participant only according to the Plan section entitled "Conditions of Participation" (see Plan section 2.01) or according to the Plan section entitled "Changing to Covered Employee" (see Plan sec-tion 2.02(b)).

2.04.   Determination of Eligibility
        ----------------------------

        The Administrator must determine each person's eligibility for participation in the Plan. All good-faith determinations by the Administrator are conclusive and binding on all persons for the Plan Year in question, and there is no right of appeal except for claims, as provided in this Plan.

2.05.   Enrollment
        ----------

                                     2-2

        (a)  Application.  An application to participate is not required,
             ------------
             but each Employee and Participant must correctly disclose all requested information necessary for the Administrator to administer this Plan properly.

        (b)  Acknowledgement.  In any claim form or similar
             ----------------
             instrument adopted by the Administrator, as a condition of receiving Plan benefits, an Employee or a Beneficiary may be required to acknowledge the existence of and the terms and conditions in the Plan and any Trust Agreements and that copies of the Plan and any Trust Agreements have been made available to him. The Administrator may require an Employee or a Beneficiary to agree to abide by the terms and conditions of this Plan and any Trust Agreements.

        (c)  Benefit exhibits.  This Plan's categories of benefits or
             -----------------
             detailed Account balances may vary widely among Participants. To accommodate such individualized benefit arrangements, the Sponsor's Designee and the Administrator are authorized to create and maintain individualized or group benefit arrangements described in the Plan's lettered exhibits. Each lettered exhibit provides the specific requirements for a Participant to be eligible for Accrued Benefits described in that exhibit. A Participant is not automatically entitled to Accrued Benefits from each exhibit and is entitled to Accrued Benefits only according to the provisions of the lettered Plan exhibits describing this Plan's Accounts.

        (d)  Participants, Active Participants.  A Participant in this Plan
             ----------------------------------
             is either an Active Participant or a Participant with an Accrued Benefit that has not yet been distributed or consumed, been cancelled, or otherwise been satisfied.
             Except for an Active Participant, who is a Covered

                                     2-3

             Employee, an individual who is not identified in at least one of this Plan's lettered exhibits is not a Participant. An individual who is not a Covered Employee but who has been an Active Participant and who accumulated Accrued Benefits that are undistributed or otherwise unconsumed, uncancelled, and unsatisfied is a Participant but not an Active Participant. A Participant who is still a Covered Employee is an Active Participant even if he has no Accrued Benefits and is not identified in any of this Plan's lettered exhibits describing Accounts.

2.06.   Certification of Participation
        ------------------------------

        As requested by the Employers, the Administrator must give each Employer a list of Employees who became Participants since the last list was given. As requested by an Employer after any Plan Year, the Administrator must give that Employer a list of Employees who were Active Participants for that Plan Year.

2.07.   Suspension Periods
        ------------------

        (a)  Suspension of powers.  This Plan article 2 reserves to the
             ---------------------
             Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 2 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

        (b)  Exercise of powers.  During any Suspension Period, the
             -------------------
             Plan must have at least one Participant. If at any time during a Suspension Period the Plan has no Participants, the Administrator must select a Participant according to

                                     2-4
             this subsection's remaining provisions. The Participant selected by the Administrator under this subsection must not be a member of the Standing Committee (if there is one), must qualify as an Excess-benefit Plan participant, and must be the highest compensated participant among all Associated Plan participants. If there is no such person, then the Participant selected must be the individual who would meet the prior sentence's qualifications if he were not a member of the Standing Committee (if there is one).
             If there is no such person, then despite the first sentence of the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)), the Participant selected must be that individual who is at least ten years away from Normal Retirement Age and who otherwise has the highest total of Accrued Benefits under all Associated Plans that are not "Participating Plans" according to the Crestar Financial Corporation OMNI Trust Agreement. For purposes of the prior sentence, an individual's total Accrued Benefits under those Associated Plans is valued at present value (under any assumptions set by the Administrator) and as if those plans were fully funded with assets allocated to participants' accounts (i.e., those unfunded plans' benefit promises are measured as Accrued Benefits).

2.08.   Administrator-directed Participation
        ------------------------------------

        If the Plan subsection entitled "Administrator-directed transfers" (see Plan section 8.03(c)) requires the Administrator to direct that a transfer instead take the form of a payment or payments to an individual entitled to overdue benefit payments, then the Administrator must designate that individual as a Participant. An individual designated as a Participant under this Plan section enters the Plan on the date established by the Administrator and is not subject to the Plan section entitled "Conditions of Participation" (see Plan section 2.01) or the Plan section entitled

                                     2-5

        "Employment and Eligibility Status Changes" (see Plan section 2.02).

                                     2-6

                                  ARTICLE 3

                                CONTRIBUTIONS
                                -------------


3.01.   Suspension Periods
        ------------------

        This Plan article 3 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 3 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

3.02.   General Provisions on Employer Contributions
        --------------------------------------------

        (a)  Section is primary.  This Plan's provisions on Employer
             -------------------
             contributions are all subject to the provisions of this section and to the provisions of any Administrator's Rules authorized by this section.

        (b)  Qualification intended.  Except to the extent required to
             -----------------------
             satisfy the Plan subsection entitled "Exercise of powers" (see Plan section 2.07(b)) or the Plan section entitled "Administrator-directed Participation" (see Plan section 2.08), the Employers intend that the Plan will always qualify as an Excess-benefit Plan under ERISA section 3(36) and as an EIAP. The Employers intend that the Plan will always qualify as a Defined Contribution Plan under ERISA section 3(34). The Employers also intend that the Plan or any part of the Plan will never be a Defined Benefit Plan or a successor plan (according to ERISA section 4021(a)).

                                     3-1

        (c)  Questioned qualification.  If the Plan as reflected in this
             -------------------------
             document (including any Administrator's Rules) does not qualify as a Defined Contribution Plan under ERISA sec-tion 3(34), or if the Plan is determined to be a successor plan (according to ERISA section 4021(a)), or if the Department of Labor or the Pension Benefit Guaranty Corporation conditions any requested or required opinions about the Plan on amendments, caveats, or conditions not acceptable to the Sponsor, then the Sponsor must amend this Plan or any related Trust Agreement or revoke and annul any amendment in any manner deemed necessary to effect a favorable determination or opinion; until the time permitted in the Plan subsection entitled "General termina-tion rules" (see Plan section 8.05(a)), the Sponsor may not withdraw its sponsorship and terminate the Plan or any related Trust Agreement or liquidate the Trust Fund.

        (d)  Pension Benefit Guaranty Corporation determination.
             ---------------------------------------------------
             Despite any provisions of this Plan to the contrary, a Participant or Beneficiary has no right or claim to any Plan Asset or any other asset in any Trust Fund relating to any benefit under the Plan accruing during a period for which the Pension Benefit Guaranty Corporation determines that the Plan is a successor plan (according to ERISA sec-tion 4021(a)).

        (e)  Deductions intended.  The Employers intend that all of
             --------------------
             their benefit payments to Participants and Beneficiaries as well as contributions to any Trust Fund or to any Insurer for a Contract be deductible under Code section 404(a)(5). This subsection applies to all Employer contributions to any Trust Fund or to any Insurer for a Contract unless an Employer stipulates at the time of contribution that the contribution by that Employer is not subject to this subsection. If any deduction for any Employer

                                     3-2
             contribution that is intended to be deductible under Code
             section 404(a)(5) is not allowed in whole or in part, then that disallowed portion must be transferred to the General Trust Fund within the Crestar Financial Corporation OMNI Trust, unless the disallowance is caused by Code section 280G(a) or by a change in the Code after this Plan's Effective Date. If the disallowance is caused by Code section 280G(a) or by a change in the Code after this Plan's Effective Date, the contribution in question is not affected (no transfer, no refund). Any transfer under this subsection must be made no later than one year after the disallowance. For purposes of this subsection, the disal-lowance may be by the opinion of any court whose decision has become final or by any disallowance asserted by the Internal Revenue Service to which the Sponsor agrees.

        (f)  Mistake of fact.  This subsection applies to all Employer
             ----------------
             contributions to any Trust Fund or to any Insurer for a Contract unless at the time of contribution an Employer stipulates that the contribution by that Employer is not subject to this subsection. If any contribution is made by an Employer because of a mistake of fact, then the portion of the contribution due to the mistake of fact must be transferred to the General Trust Fund within the Crestar Financial Corporation OMNI Trust. The transfer must be made no later than one year after the contribution.

        (g)  Exclusive purpose.  Except for balances in Suspense
             ------------------
             Accounts attributable to Employer contributions remaining at the termination of this Plan or the termination of all of this Plan's funding vehicles, and except as otherwise provided in this Plan section, Employer contributions to any Trust Fund or other funding vehicle (including a Contract) are irrevocable. Plan Assets or other assets in

                                     3-3
             any Trust Fund or other funding vehicle (including a Contract) must not inure to the benefit of any Employer and must be held for the exclusive purposes of providing benefits to Employees, Participants, and their Beneficiaries and for defraying reasonable expenses of administering the Plan.

        (h)  Determining contributions.  Each Employer must determine
             --------------------------
             the amount of any of its contributions under the terms of this Plan. To facilitate determinations, the Sponsor is entitled to set a uniform determination date, and each Employer may rely on its own estimate as of that date of applicable remuneration for Participants, profit and asset data, and of the amounts it might contribute. Each Employer's determination of its contributions is binding on all Participants, the Administrator, and the contributor.

        (i)  Contributing.  No person is required to collect Employer
             -------------
             contributions. A Trustee or co-Trustee is not required to collect Employer contributions and is responsible only for assets received as Trustee or co-Trustee. Each Employer may cause its contributions, including contributions to any Trust Fund or to any Insurer for a Contract, to be paid in installments and on the dates it elects, but if requested by the Administrator or another Employer, a contributing Employer must indicate the Plan Year for which a contribution is to be attributable.

        (j)  Cash or property.  Except as restricted by any affected
             -----------------
             Insurer, Trustee, or co-Trustee or by the terms of the Plan (including any Administrator's Rules), and except as prohibited (without administrative exemption) by law, Employer contributions may be in cash or any other property.

                                     3-4

        (k)  No Profit required.  Although this Plan is intended to be a
             -------------------
             Profit-sharing Plan, an Employer may contribute amounts to this Plan in excess of its Profit.

        (l)  Administrator's discretion.  The Administrator may
             ---------------------------
             exercise its discretion in implementing any Employer-contribution provision in this Plan article 3 if that exercise of discretion does not violate any of the other provisions in this article.

        (m)  Administrator's Rules.  With the Sponsor's Designee's
             ----------------------
             consent, the Administrator may create and publish original, additional, or revised Administrator's Rules governing contributions or elections according to this Plan article 3 if that action is consistent with the preceding subsection.
             The Sponsor's Designee may change or cancel any Administrator's Rules provision created or revised by the Administrator.

3.03.   Cash and Non-cash Contributions
        -------------------------------

        (a)  Non-cash contributions allowed, but Insurer or Trustee has
             ----------------------------------------------------------
             veto.  Employers may contribute either cash or any non-
             -----
             cash property to any Trust Fund or to any Insurer for a Contract, but an Insurer, a Trustee, or a co-Trustee may determine forms of property it will not accept. If an Insurer, a Trustee, or any co-Trustee communicates a description of specific property forms it will not accept, each Employer's right to contribute non-cash property is restricted according to that communication. Except as restricted by an Insurer, a Trustee, or a co-Trustee, and except as prohibited (without administrative exemption) by law, Employer contributions, including contributions to any Insurer for a Contract or to any Trust Fund, may be in cash or any other property.

                                     3-5

        (b)  Value of non-cash contributions.  Each Insurer, Trustee, or
             --------------------------------
             co-Trustee receiving non-cash contributions must value all non-cash property contributed at its fair-market value (according to applicable regulations) on the actual date that it accepts the property.

        (c)  Specific forms allowed.  Except as restricted according to
             -----------------------
             the provisions of subsection (a), the following contributions are specifically permissible: stock, whether common or preferred, or options to purchase stock, whether common or preferred, of the Sponsor or an ERISA Affiliate; other Securities (including bonds, debentures, and secured notes) of the Sponsor or an ERISA Affiliate; interests or options to purchase other interests (including joint venture, partnership, or limited partnership interests) in ERISA Affiliates; personal property or Qualifying Employer Real Property or undivided interests in Qualifying Employer
             Real Property or personal property owned or used by the Sponsor or an ERISA Affiliate; any other property that may produce income to benefit the Participants or their Beneficiaries, whether such income production is by way of current income or by way of appreciation; insurance contracts on one or more Participants, including individ-ually owned insurance policies that have been purchased for contribution purposes by an Employer from Participants or other policy owners; insurance contracts on the lives of officers, shareholders, or key personnel of the Sponsor or an ERISA Affiliate if the death of the insured could adversely affect the Participants (such as, but not limited to, adverse effects on supplies, production, sales, ownership, or control of the Sponsor) in a foreseeable manner; as described in ERISA section 408(b)(4), deposits that bear a reasonable interest rate in a bank or similar financial institution, which bank or other institution must

                                     3-6
             be supervised by the United States or a State if that bank or other institution is a Fiduciary; or cash.

3.04.   Benefit Reserve
        ---------------

        (a)  Additions to Benefit Reserve.  Contributions by
             -----------------------------
             Participants are added to the Benefit Reserve. Until the contribution is allocated, the Sponsor may designate any Employer contribution as an addition to the Benefit
             Reserve.

        (b)  Reductions of Benefit Reserve.  The Benefit Reserve is
             ------------------------------
             reduced by the allocation of Plan Assets from the Benefit Reserve. The Benefit Reserve is reduced also by Plan Assets distributed from the Benefit Reserve to Participants or on behalf of Participants according to this Plan.

        (c)  Directions relating to Benefit Reserve.  As to any part of
             ---------------------------------------
             the Benefit Reserve, if it is not inconsistent with this Plan's provisions, the Sponsor may at any time direct that an Insurer, Trustee, co-Trustee, or other person holding Plan Assets transfer assets of any amount to any Participant and reduce the Benefit Reserve by an equal amount.

3.05.   Basic Contribution
        ------------------
        Basic Contributions are not required and are made at each Employer's discretion. The Basic Contribution from an Employer for a Plan Year or for any other pay period is determined by that Employer.

3.06.   Transfers
        ---------

        (a)  General.  Transfer Contributions, which are transfers of
             --------
             assets or liabilities or transfers of assets and liabilities (for

                                     3-7
             example, Transfer Contributions could be accomplished by transfers of assets or liabilities similar to the manner described in ERISA section 208), may be caused or allowed by the Sponsor (or the Fiduciary exercising the Sponsor's power under Plan article 8 during a Suspension Period) according to this Plan. A transfer that is from another Sponsor-maintained Pension Plan that authorizes a transfer of assets to this Plan and that is according to the terms of that other Sponsor-maintained Pension Plan is deemed to be caused or allowed by the Sponsor according to this section. Except for Transfer Contributions required under paragraph (3) of this section's subsection (b), the Administrator may not accept Transfer Contributions that will cause any portion of this Plan to become a plan to which ERISA section 205 applies. To the extent that such a Transfer Contribution is required, the Administrator must create (or revise) Plan provisions or Administrator rules to cause compliance with ERISA section 205 and related provisions.

        (b)  Administrator-directed Transfer Contributions.  Subject to
             ----------------------------------------------
             subsection (a), the Administrator must cause a Transfer Contribution to this Plan if any of the events described in this subsection's paragraphs occurs. The source of funding for such a Transfer Contribution is determined according to subsection (c), and the amount of such a Transfer Contribution is determined according to subsection (d).
             The Administrator may not cause a Transfer Contribution from the Crestar Financial Corporation Temporary
             Executive Benefit Plan. After the Crestar Financial Corporation Temporary Executive Benefit Plan is terminated, the Administrator may not cause a Transfer Contribution from any other Associated Plan adopted after December of 1990 unless the Administrator has first received an opinion from counsel satisfactory to the

                                     3-8

             Administrator that the plan in question is not a replacement for the Crestar Financial Corporation Temporary Executive Benefit Plan.

             (1)  The Administrator must cause a Transfer
                  Contribution whenever the Sponsor (or the Fiduciary exercising the Sponsor's power under Plan article 8 during a Suspension Period to cause a transfer of assets into this Plan) so directs. If the direction includes a specific source (which might even be the Forfeitable portion of an individual's Accrued Benefit under an Associated Plan) for the funding of the Transfer Contribution, that direction supersedes the provisions of subsection (c) of this section, unless that source cannot or will not allow that Transfer Contribution.

             (2)  The Administrator must cause a Transfer
                  Contribution whenever a Trigger Event occurs.

             (3) After receiving information to the effect that an individual is entitled to benefits under an Associated Plan but those benefits have remained unpaid for at least a year, the Administrator must cause a Transfer Contribution upon confirmation (to the satisfaction of the Administrator and the Standing Committee, whenever there is one) of the accuracy of two facts; the Administrator and Standing Committee
                  (whenever there is one) may deem conclusive any certification of the accuracy of either fact by the administrator of the Associated Plan in question.
                  One fact is that a benefit under that plan is overdue for payment to the extent that the benefit has remained unpaid for at least one year. The second fact is that the overdue benefit is unlikely to be paid

                                     3-9
                  because the plan in question is unfunded or has insufficient assets; because the plan in question has been prevented from paying by action of an Employer, an Employer's shareholder (or holder of an ownership interest), or by an Employer's creditor; or because the Sponsor has announced that it or other Employers will not honor benefit promises under that plan.

        (c)  Source of Administrator-directed Transfer Contributions.
             --------------------------------------------------------
             The Administrator may cause Transfer Contributions from the General Trust Fund within the Crestar Financial
             Corporation OMNI Trust Fund, from the General Fund within the Nonqualified Trust Fund that is part of the Crestar Financial Corporation OMNI Trust Fund, or from any suspense account of any Associated Plan to the extent that the Associated Plan's assets are part of the Crestar Financial Corporation OMNI Trust Fund. To the extent that the source of funds is not otherwise dictated by this Plan or by the Crestar Financial Corporation OMNI Trust Agreement, the source among assets, including assets of all Associated Plans except the Crestar Financial Corporation Temporary Executive Benefit Plan (or a successor to that plan, as determined according to subsection (b) of this Plan section), is determined by the rules in this subsection's first paragraph. Within each Associated Plan, the source of Administrator-directed Transfer Contributions is determined by this subsection's second paragraph.

             (1) Transfer Contributions must be directed first by a transfer of assets from the General Trust Fund within the Crestar Financial Corporation OMNI
                  Trust Fund (which is merely a transfer to the Gen-eral Fund within the Nonqualified Trust Fund that is part of the Crestar Financial Corporation OMNI

                                    3-10

                  Trust Fund) and then by a Transfer Contribution to this Plan from the General Fund within the Nonqualified Trust Fund that is part of the Crestar Financial Corporation OMNI Trust Fund, next by a Transfer Contribution from the funds of Excess-benefit Plans, and then by a Transfer Contribution from other Nonqualified Pension Plans. Within each plan category, Transfer Contributions must be taken first from the plan with the greatest number of participants, in sequence of diminishing numbers of participants, and last from the plan with the fewest participants; in case of ties, plans must be sequenced according to their effective dates (oldest first, newest last); and in case of further ties, plans are to contribute pro-rata according to their relative assets.

             (2) Transfer Contributions must be directed first from accounts like this Plan's Suspense Accounts
                  (accounts like this Plan's Asset-transfer Suspense Accounts first, accounts like this Plan's Employer-designated Suspense Accounts next, all others pro-rata according to their relative assets last, with pro-ration per asset values in case of ties). Transfer Contributions must be directed next from identifiable unallocated assets like this Plan's Benefit Reserve. Transfer Contributions must be directed last from Forfeitable allocated assets (within Participants' Accounts), pro-rata per Account according to the total value of Forfeitable assets.

        (d)  Amount of Administrator-directed Transfer Contributions.
             --------------------------------------------------------
             The Administrator may not cause Transfer Contributions according to subsection (b) of this Plan section in an amount that exceeds the value of the total assets of the General Trust Fund and Nonqualified Trust Fund within

                                    3-11
             the Crestar Financial Corporation OMNI Trust Fund reduced by the assets allocated to Nonforfeitable Accrued Benefits and Earned Benefits in the Nonqualified Trust within the Crestar Financial Corporation OMNI Trust. Otherwise, the amount of any Administrator-directed Transfer Contribution is determined according to this subsection's paragraphs.

             (1) If the Transfer Contribution is caused by an event described in paragraph (1) of subsection (b), the Administrator must cause a Transfer Contribution of the amount directed, even if that requires causing a Forfeiture according to subsection (e) of this section.

             (2) If a First-tier Trigger Event occurs, the Adminis-trator must cause a transfer of assets from the General Trust Fund of the Crestar Financial Corporation OMNI Trust Fund to the General Fund within the Nonqualified Trust Fund that is part of the Crestar Financial Corporation OMNI Trust Fund. That transfer must be equal to the present value of all Accrued Benefits and Earned Benefits of the Associated Plans with assets in the Crestar Financial Corporation OMNI Trust Fund minus the present value of assets within the Nonqualified Trust Fund that is part of the Crestar Financial Corporation OMNI Trust Fund. If there is another Trigger Event after the transfer described in the two preceding sentences and before an intervening Restoration Event, the Administrator must cause a Transfer Con-tribution to this Plan from the General Fund within the Nonqualified Trust Fund that is part of the Crestar Financial Corporation OMNI Trust Fund;
                  the amount of the Transfer Contribution must be equal to the value of the assets of that General

                                    3-12

                  Fund.  If a Second-tier Trigger Event or a
                  Financial Trigger Event occurs on a date on which a Suspension Period caused by a First-tier Trigger Event is not in effect, the Administrator must take the actions required by this paragraph's first three sentences, as if two Trigger Events had occurred in sequence without an intervening Restoration Event. Except as provided in the third and fourth sentences of subsection (b) of this Plan section, if a Second-tier Trigger Event or a Financial Trigger Event occurs, the Administrator must cause a Transfer Contribution that results in the elimina-tion of all accounts like this Plan's Asset-transfer Suspense Account (but not accounts like this Plan's Employer-designated Suspense Accounts) under all Associated Plans except this Plan, to the extent that those accounts are funded through the Nonqualified Trust Fund within the Crestar
                  Financial Corporation OMNI Trust.

             (3)  If the Administrator causes a Transfer
                  Contribution because of an event described in paragraph (3) of subsection (b) of this Plan section, then the Administrator must cause a Transfer Contribution of the certified unpaid benefits, even if that requires causing a Forfeiture according to subsection (e) of this section.

        (e)  Administrator-directed Forfeitures.  The Administrator
             -----------------------------------
             may cause a Forfeiture under an Associated Plan if that action is necessary according to the preceding subsections to generate the funding for an Administrator-directed Transfer Contribution and if the Associated Plan in question allows that action by this Plan's Administrator's direction. Unless the Associated Plan in

                                    3-13
             question provides otherwise, all Forfeitures directed according to this subsection must be Forfeitures from all Forfeitable Accounts within the Associated Plan in ques-tion, pro-rata per Account according to the total value of the Accounts' Forfeitable assets. If it is necessary for the Administrator to direct the termination of an Associated Plan to cause a Forfeiture according to this subsection, the Administrator must do that if the Associ-ated Plan in question or the Crestar Financial Corpora-tion OMNI Trust Agreement does not forbid that termination.

3.07.   Participant Contributions
        -------------------------

        Contributions by Participants are not permissible except according to any rules created (or revised) and announced by the Administrator to facilitate the operation of Plan article 5.

                                    3-14

                                  ARTICLE 4

                                 ALLOCATIONS
                                 -----------


4.01.   General Allocation Rules
        ------------------------

        (a)  Suspension Periods.  This Plan article 4 reserves to the
             -------------------
             Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 4 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

        (b)  Unallocated assets.  Except for direct payments of
             -------------------
             benefits to Participants and Beneficiaries, all contributions to this Plan are unallocated until they are allocated according to this Plan article 4 and any Administrator's Rules. Unallocated Plan Assets or con-tributions, including the Benefit Reserve and amounts in Suspense Accounts, and income on those assets or con-tributions, are allocated only as described in this Plan article 4 and any Administrator's Rules. Until allocated, those assets are not part of a Participant's Account and are not part of his Accrued Benefit. These allocation rules do not apply to normal income or expense crediting on previously allocated assets.

        (c)  Non-cash contributions.  Allocations of non-cash
             -----------------------
             contributions are made based on the fair-market value of those assets when received by a Trustee or co-Trustee or at the most recent Valuation Date, whichever is later.

                                     4-1

4.02.   Accounts
        --------

        (a)  Suspense Accounts.  If there is a Transfer Contribution
             ------------------
             to this Plan, and that contribution involves assets that exceed liabilities transferred at the same time, the Administrator must cause an Asset-transfer Suspense Account to be established and cause those excess trans-ferred assets to be allocated to that Suspense Account. When the Sponsor's Designee designates that assets contributed to the Plan or held by the Plan must be held in a Suspense Account, the Administrator must cause an Employer-designated Suspense Account to be established and cause all assets so designated to be allocated to that Suspense Account. A Suspense Account is not a Participant's Account, but it is credited with Trust Fund earnings as if it were a Participant's Account.

        (b)  Other Named Accounts generally.  As required for
             -------------------------------
             appropriate record-keeping, the Administrator must establish and name additional Accounts or sub-accounts reflecting interests in Plan Assets (i.e., Accrued Benefits) for each Participant. Distributions made to a Participant must be charged against the Participant's Account or sub-account from which they are drawn. According to allocations made, Forfeitures announced, and distributions paid, the Administrator must cause each Participant's Accounts and sub-accounts to be credited and debited with all appropriate amounts, including contributions, investment gains and losses, and distribu-tions.

4.03.   Basic Contribution Allocations
        ------------------------------

        (a)  Sponsor designation.  If an Employer causes or allows a
             --------------------
             Basic Contribution, the Sponsor's Designee may designate

                                     4-2
             that all or any part of any Basic Contribution be allocated to any of a Participant's Accounts.

        (b)  Failure to designate.  If an Employer causes or allows a
             ---------------------
             Basic Contribution and the Sponsor's Designee fails to designate how that contribution is to be allocated according to subsection (a), the Basic Contribution must be allocated to an Employer-designated Suspense
             Account.

4.04.   Allocations from Asset-transfer Suspense Account
        ------------------------------------------------

        (a)  Sponsor designation.  If the Sponsor causes or allows a
             --------------------
             Transfer Contribution that causes the creation of an Asset-transfer Suspense Account, the Sponsor's Designee may designate that all or any part of an Asset-transfer Suspense Account be allocated to any Participant's Account.

        (b)  Failure to designate.  Subject to subsection (c), if the
             ---------------------
             Sponsor's Designee causes or allows an asset transfer but fails to designate how those assets are to be allocated according to subsection (a), the assets remain in the Asset-transfer Suspense Account.

        (c)  Administrator-directed allocations.  The remaining
             -----------------------------------
             provisions of this subsection apply each time the Administrator is required to designate a Participant under the Plan section entitled "Administrator-directed Participation" (see Plan section 2.08). For each Participant designated by the Administrator under that Plan section 2.08, the Administrator must create one or more Accounts and cause assets in the Asset-transfer Suspense Account (in an amount equal to the certified overdue and unpaid benefit payments) to be allocated to that Participant's Accounts. The Administrator then must direct payment to that Participant from his Accounts under the

                                     4-3

             Plan subsection entitled "Administrator-directed distribution" (see Plan section 6.05(a)).

4.05.   Allocations from Employer-designated Suspense Account
        -----------------------------------------------------

        (a)  Sponsor designation.  If there is an Employer-designated
             --------------------
             Suspense Account, the Sponsor's Designee may designate that all or any part of the Employer-designated Suspense Account be allocated to any Participant's
             Account.

        (b)  Failure to designate.  Subject to subsection (c), if there is
             ---------------------
             an Employer-designated Suspense Account but the Sponsor's Designee fails to designate how any amount or any asset is to be allocated from that Suspense
             Account, that amount or asset remains in the Employer-designated Suspense Account.

        (c)  Administrator-directed allocations.  Each time the assets
             -----------------------------------
             in the Asset-transfer Suspense Account are insufficient to allow the Administrator to cause all or part of any allocation required by the Plan subsection entitled "Administrator-directed allocations" (see Plan section 4.04(c)), then the Administrator must cause assets in the Employer-designated Suspense Account (in an amount equal to the deficiency) to be allocated to that Participant's Accounts. The Administrator then must direct payment to that Participant from his Accounts under the Plan subsection entitled "Administrator-directed distribution" (see Plan section 6.05(a)).

4.06.   Participant Contribution Allocations
        ------------------------------------

        To the extent that the Administrator allows contributions by a Participant according to the Plan section entitled "Participant Contributions" (see Plan section 3.07), the Administrator must

                                     4-4
        cause the allocation of those contributions in a manner allowed by ERISA to a new and specially named Account for the contributing Participant.

                                     4-5

                                  ARTICLE 5

                                   VESTING
                                   -------


5.01.   Suspension Periods
        ------------------

        This Plan article 5 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to the Sponsor's Designee in this Plan article 5 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

5.02.   Vested Benefits
        ---------------

        (a)  Vesting.  Accounts created under the two Plan
             --------
             subsections entitled "Administrator-directed allocations" (see Plan section 4.04(c) and Plan section 4.05(c)), and the Plan section entitled "Participant Contribution Allocations" (see Plan section 4.06) are always fully vested (Nonforfeitable). Except as provided in the preceding sentence and except to the extent otherwise announced or designated by the Sponsor's Designee
             (which may include announcements naming individuals or describing classes of Participants or portions of Accounts), no Accounts are vested (Nonforfeitable). Accounts designated by the Sponsor's Designee as Nonforfeitable are vested (Nonforfeitable) after that designation to the extent specified in that designation. The Sponsor's Designee's designations according to the preceding sentences may grant full vesting or conditional vesting to any Account of any Participant or may be accomplished through designations by Account or Participant classes.

                                     5-1

        (b)  No vesting.  A Participant's Accounts not described in
             -----------
             the preceding subsection (including any of his Accounts, to the extent that they are not designated as Nonforfeitable when they are created or later) are not vested (Nonforfeitable); they are Forfeitable.

        (c)  Nullifying Plan provisions.  For any Participant or any
             ---------------------------
             portion of any Participant's Account that is not vested (Nonforfeitable), the Sponsor's Designee may determine that any provision of this Plan dealing with vesting or Forfeitures does not apply or applies only with special limitations. That decision does not require any Participant's consent and is effected by a written communication delivered to the Participant and the Administrator.

5.03.   Forfeitures
        -----------

        (a)  Basic rules governing time of Forfeiture.  Any portion of
             -----------------------------------------
             a Participant's Account that is vested (Nonforfeitable) cannot be Forfeited without that Participant's consent. Except for Forfeitures with the Participant's consent, this subsection governs the time of this Plan's Forfeitures.
             The Sponsor's Designee may cause any amount except Nonforfeitable amounts to be Forfeited at any time without any Participant's consent. The Sponsor's
             Designee may cause any Nonforfeitable amount to be Forfeited at any time with the consent of the Participant whose Account is being Forfeited. Except during a Suspension Period or as otherwise directed by the Sponsor's Designee, and except for post-Separation-from-Service allocations necessitated by the two Plan subsections entitled "Administrator-directed allocations" (see Plan section 4.04(c) and Plan section 4.05(c)), the Forfeitable portion of a Participant's Account is Forfeited when he Separates from Service.

                                     5-2

             After a Participant Separates from Service during a Suspension Period, and except for post-Separation-from-Service allocations necessitated by the two Plan subsections entitled "Administrator-directed allocations" (see Plan section 4.04(c) and Plan section 4.05(c)), each part of his Account that is subject to Forfeiture is Forfeited as of the earliest of the dates listed in this subsection's paragraphs.

                                     5-3

             (1)  The date of the Participant's death.

             (2) The last day of the fifth year after the Participant's Separation from Service.

             If the Plan terminates pursuant to Plan article 8 at any time, the Forfeitable part of all Accounts is Forfeited as of the date of the Plan's termination.

        (b)  Time of distributions in relationship to time of
             ------------------------------------------------
             Forfeiture.  The Administrator's directions to distribute a
             -----------
             Participant's Nonforfeitable interest in his Account according to Plan article 6 operate independently from this Plan section's operative rule about the time of Forfeitures after a Participant Separates from Service. Thus, distributions can be ordered before, after, or at the same time as a Forfeiture occurs according to this Plan section.

        (c)  Allocation of Forfeitures.  All Forfeitures must be
             --------------------------
             allocated as Basic Contributions according to Plan
             article 4.

5.04.   Additional Provisions on Vested Benefits
        ----------------------------------------

        (a)  When section applies.  The remaining provisions of this
             ---------------------
             section 5.04 apply only to the extent that this Plan is ever not an Excess-benefit Plan. To the extent that any provision in the Plan section entitled "Vested Benefits" (see Plan section 5.02) conflicts with or is inconsistent with a provision in subsection (b) or (c) of this section, the provisions of subsection (b) and (c) of this section control.

        (b)  Nonforfeitable Accounts.  Accounts or portions of
             ------------------------
             Accounts that are designated by the Sponsor's Designee as Nonforfeitable are always fully vested (Non-forfeitable)

                                     5-4
             after that designation; if a condition to that vesting is stipulated by the Sponsor's Designee, however, the vesting occurs only after the condition has been satisfied. The Sponsor's Designee's designations according to the preceding sentence may grant full vesting to any Account or portion of an Account of any Participant or may be accomplished through designations by Account or Participant classes.

        (c)  Full vesting.  Accounts created under the two Plan
             -------------
             subsections entitled "Administrator-directed allocations" (see Plan section 4.04(c) and Plan section 4.05(c)), and under the Plan section entitled "Participant Contribution Allocations" (see Plan section 4.06) are always fully vested (Nonforfeitable). Except as provided in the preceding sentence, a Participant's Accounts not listed in the preceding subsection (including any of his Accounts, to the extent that they are not designated as Non-forfeitable when they are created or later) are fully vested (Nonforfeitable) not later than the date that he Retires or, if earlier, not later than the end of the Plan Year in which the Participant accumulates five Vesting Credits. All of an Active Participant's Accounts are fully vested when he attains Normal Retirement Age or, if earlier, on the earlier of the dates described in this subsection's paragraphs.

             (1)  The Participant's date of death as an Active
                  Participant.

             (2) The date on which the Participant becomes Dis-abled as an Active Participant.

        (d)  Vesting Credits
             ---------------

                                     5-5

             (1)  All Service counted.  According to Labor Regula-
                  --------------------
                  tion section 2530.200a-2, as provided in Treasury Regulation section 1.410(a)-7(d)(2)(i), as modified by Treasury Regulation section 1.410(a)-9, to determine an individual's vested interest (his Nonforfeitable Account) under the Plan attributable to Employer contributions, and for purposes of ERISA section 203(a)(2) and 203(b), all of that individual's Service from Vesting Periods of Service must be taken into account unless that Service may be disregarded under Treasury Regulation section 1.410(a)-7(d)(2)(ii), as modified by Treasury Regulation section 1.410(a)-
                  9, and unless that Service must be disregarded according to paragraph (3) of this subsection.

             (2)  One Vesting Credit.  According to Labor Regula-
                  -------------------
                  tion section 2530.200a-2, as required in Treasury Regulation section 1.410(a)-7(d)(1)(i) and (ii), as modified by Treasury Regulation section 1.410(a)- 9, for each twelve months of Service credited according to paragraph (1), an individual earns one Vesting Credit. Service that is credited according to paragraph (1) is accumulated on the basis of months, whether or not consecutive (thirty days are deemed to be a month in the case of the aggregation of fractional months), until twelve months become a Vesting Credit that is equivalent to a Year of Service to determine Nonforfeitability according to ERISA section 203(a)(2). As pro-vided in Labor Regulation section 2530.200a-2 and Treasury Regulation section 1.410(a)- 7(d)(1)(iv), if an individual's Service is determined for purposes of the minimum vesting standards of ERISA section 203(a), the individ-ual's Nonforfeitability is

                                     5-6
                  determined by whole Vesting Credits, and the remaining credited months of Service are not counted until they total twelve and are a Vesting Credit. In addition to Vesting Credits earned according to the preceding two sentences, the Sponsor may grant one or more Vesting
                  Credits to any Participant and to any
                  Account of that Participant at any time and for any reason. Nonforfeitable percentages for specific Participants' Accounts for which Nonforfeitability is determined specially--other than by general records of Service--are listed in exhibits to this Plan.

             (3)  Exceptions.  Vesting Credits are not given under
                  -----------
                  this Plan section for any Service described in this paragraph's subparagraphs.

                  (A) An individual's Service for Vesting Periods of Service before he is Age eighteen is disregarded.

                  (B) An individual's Service with an Affiliate before it is an Affiliate is disregarded unless that Service was credited under a Predecessor Plan or unless that Service occurs while that entity that becomes an Affiliate is an Employer.

                  (C) An individual's Service with an Employer before it is an Employer is disregarded unless that service was credited under a Predecessor Plan or unless that service is credited while that entity that becomes an Employer is an Affiliate.

                                     5-7

                  (D) An individual's Service is disregarded after a Vesting Period of Severance that is a sixty-consecutive-month period, but only for purposes of determining his Nonforfeitable interest in the portion of his Account that is not described in Plan section 5.04(b) and the first sentence of Plan section 5.04(c) and is attributable to the period before his Vesting Period of Severance.

                  (E) An individual's Vesting Periods of Service excluded under the Vesting Rule of Parity are disregarded.

                  (F) An individual is not given credit for Service during a period for which he declined to contribute any amount required under the Plan as a condition of participation or as a condition of receiving Employer-paid benefits.

                  (G) An individual's Vesting Periods of Seve-rance do not create Service for Vesting Credits, except as provided in the Vesting Service Spanning Rule (a Vesting Break does not add toward a Vesting Credit).

                  (H) An individual's Vesting Periods of Service before his Vesting Break are not considered until after his Vesting Hold-out Year.

             (4)  Non-covered work credited.  Service in different
                  --------------------------
                  divisions of an Employer or with an Affiliate must be credited for purposes of this section, except as provided in paragraph (3). Allocations are not made, however, for Plan Years during which a

                                     5-8
                  person works for an Affiliate or a division that has not adopted this Plan.

                                     5-9

                                  ARTICLE 6

                                DISTRIBUTIONS
                                -------------


6.01.   General Provisions on Benefits, Distributions, Transfers
        --------------------------------------------------------

        (a)  Article controls; Suspension Periods.  All distributions
             -------------------------------------
             according to this Plan are subject to the provisions of this article. This Plan article 6 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 6 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

        (b)  Administrator authority and discretion.  Although the
             ---------------------------------------
             Sponsor's Designee may direct the Administrator and the Administrator must implement the Sponsor's Designee's directions, only the Administrator may direct an entity holding Plan Assets or other Trust Fund assets as to the amount and form of any distribution, any benefit payment, or any other disposition of Plan Assets or other Trust Fund assets in satisfaction of benefits. Any Trustee, co-Trustee, Insurer, or other holder of Plan Assets or other Trust Fund assets may be directed as to such distributions, payments, or dispositions only by the Administrator. The Administrator may exercise its discretion in implementing any provision in this Plan article about benefits, distributions, or transfers of Plan Assets or other Trust Fund assets and liabilities if that exercise of discretion does not violate any of the other provisions in this Plan article and does not result in the Plan's failure to satisfy the

                                     6-1
             provisions in the last two sentences of the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)).

        (c)  Discharge of liability.  Any payment to a person (or his
             -----------------------
             representative) entitled to payment under the Plan, to the extent of the payment, is in full satisfaction of all claims under the Plan against all Trustees, all co-Trustees, all Insurers, all holders of Plan Assets or other Trust Fund assets, the Administrator, each member of any Plan Committee, and the Employers. Any person or entity, as a condition to payment from it or directed by it, may require the payee-Participant, -Beneficiary, or -legal representative to execute a receipt and release of the claim in any form determined by the person requesting the receipt and release.

        (d)  Transfers on notice from Sponsor.  On written direction
             ---------------------------------
             from the Sponsor's Designee, but subject to this Plan's provisions on asset and liability transfers, the Adminis-trator and the appropriate Trustees, co-Trustees, Insurers, or other holders of Plan Assets must take all necessary steps to transfer assets to another trust governed by an agreement between a Trustee or co-Trustee and the Sponsor or other Employer or to a successor trustee or to another Insurer, according to the Sponsor's Designee's directions.

        (e)  Plan termination distributions.  When the Plan
             -------------------------------
             terminates, any allocation required by ERISA must be made. Plan Assets, whether within any Trust Fund or Plan Contracts, are the only source from which a claimant may satisfy any claim based on a Participant's Account or on his entitlement to assets. He has no other recourse. After implementing the provisions of this subsection, providing for payment of any expenses properly chargeable against any Trust Fund or Plan Contract, and confirming

                                     6-2
             compliance with all other precedent requirements of law, the Administrator must direct any Trustees and co-Trustees to distribute assets remaining in the Trust Fund, must direct any Insurer to distribute any assets remaining in any reserve or account, and must direct any other holder of any Plan Assets to distribute any assets remaining in that holder's custody. Distributions may be in cash or in kind, despite any other terms of the Plan, and in the manner the Administrator determines, so long as it is consistent with statutory requirements. Except as specifically provided by law, the Administrator's determination is conclusive on all persons. If all of the Employers have resigned sponsorship of the Plan, until actual liquidation and distribution of all Plan Assets, whether within any Trust Fund or Plan Contracts, the Administrator must assume all powers and duties of the Employers (except duties relating to contributions each Plan Year). After the Plan terminates, expenses must be paid as directed by the Administrator from Plan Assets, whether within any Trust Fund or Plan Contracts, unless at least one of the Employers affirmatively agrees to pay the expenses.

        (f)  Special distributions allowed.  This subsection applies if
             ------------------------------
             the Plan is continued according to this Plan's other terms by a corporation or any other legal entity merged or consolidated with an Employer or otherwise succeeding an Employer as a result of any change in ownership of that Employer or the Employer's assets. If a Participant continues work with the surviving or purchasing legal entity but does not qualify by law to continue as a Participant, the Administrator must determine the options available--including the possibility of distributing assets or transferring assets--that would not render this Plan at any time revocable, invalid, or inconsistent with the last two sentences of the Plan subsection entitled "Qualification

                                     6-3
             intended" (see Plan section 3.02(b)) and must treat that Participant's interests in the manner the Administrator deems most beneficial to that Participant.

        (g)  Unclaimed benefits.  If the inability to determine a
             -------------------
             payee's identity or whereabouts prevents any holder of Plan Assets, including a Trustee or co-Trustee, from paying any amount to a Participant, former Participant, or Beneficiary within seven years after the amount becomes payable, all amounts that would have been payable to that Participant, former Participant, or Beneficiary must be segregated by that holder and then dealt with by that holder according to the laws of the state by which this Plan is governed that pertain to abandoned intangible personal property held in a fiduciary capacity.

        (h)  Recapture of payments.  By error, it is possible that
             ----------------------
             payments to a Participant or Beneficiary may exceed the amounts to which the recipient is entitled. When notified of the error, the recipient must return the excess as directed by the Administrator. This requirement is limited where explicit statutory provisions require limitation. To prevent hardship, repayment under this subsection may be made in installments, determined in the sole discretion of the Administrator. A repayment arrangement, however, may not be contrary to law, and it may not be used as a disguised loan. If any person, including a Trustee or co-Trustee, is authorized by statute to recover some payments on behalf of the Plan, no Plan provision may be construed to contravene the statute.

        (i)  Limits on assignment.  Except as explicitly allowed in
             ---------------------
             this subsection, Plan benefits are not subject to Assignment and Alienation (they may not be anticipated, assigned either at law or in equity, alienated, or be subject to attachment,

                                     6-4
             garnishment, levy, execution, or other legal or equitable process). Once a Participant or Beneficiary begins receiving Plan benefits, the Partici-pant's or Beneficiary's benefits are subject to Assign-ment and Alienation as to future benefit payments, but only if the Assignment or Alienation is voluntary and neither for the purpose of nor with the effect of defray-ing Plan administration costs. An attachment, garnish-ment, levy, execution, or other legal or equitable process is not a voluntary Assignment or Alienation.

        (j)  Garnishments.  If a Participant's benefits are garnished
             -------------
             or attached by order of any court, then the Administrator or any involved holder of Plan Assets, including a Trustee or co-Trustee, may bring an action for a declara-tory judgment in a court of competent jurisdiction to determine the proper recipient of those benefits. Any benefits that become payable while that action is pending must not be paid or, at the Administrator's direction, must be paid into the court as they become payable, to be distributed later by the appropriate holder of Plan Assets or by the court to the recipient determined by the court.

        (k)  Distributions to minors and incompetents.  If any Plan
             -----------------------------------------
             amount is payable to a Participant or Beneficiary who is a minor or who, in the Administrator's opinion, is not capable of making proper disposition of funds or is not legally capable of giving a valid receipt and discharge for the assets, that payment may be made for the benefit of the Participant or Beneficiary to any person that the Administrator in its discretion designates, including the guardian or legal representative of the Participant or Beneficiary, an adult with whom that Participant or Beneficiary resides, or in discharge of that Participant's or Beneficiary's bills. To the extent of any such payments,

                                     6-5
             they are deemed a complete discharge of any liability for such payment under the Plan, and any Trustee, co-Trustee, Insurer, or other holder of Plan Assets may make the payments without the intervention of any guardian or similar fiduciary and without obligation to require bond or to see to the further application of the payments.

        (l)  General rule for valuing Accounts for distributions.  All
             ----------------------------------------------------
             assets distributed must be valued as of the time of distribution. Except as specifically provided otherwise in this Plan article, the value of a Participant's Account for purposes of distributions is not determined until after the Administrator has received all of the appropriate claim forms, election forms, and withholding forms. The value is then determined as of the Valuation Date that satisfies two conditions: first, it is no earlier than the day of the Participant's Separation from Service; and second, it is the Valuation Date immediately before the distribution.

        (m)  Administrator's valuation adjustment.  If an Account's
             -------------------------------------
             value otherwise determined according to this Plan should be adjusted to avoid obvious unfairness on one hand to the Participant or Beneficiaries entitled to a distribution or obvious unfairness on the other hand to the other Participants and Beneficiaries, the Administrator may cause a special valuation for that Account alone. The value of that Account then must be adjusted upward or downward as necessary in the Administrator's opinion to avoid the obvious unfairness, based on changes in the value of Plan Assets (or of any relevant part of the Plan's assets) since the last general Valuation Date.

        (n)  Two-part distributions.  It is possible for a Participant to
             -----------------------
             Separate from Service after the last day of a pay period for which an Employer contribution is made and yet before

                                     6-6

             (perhaps by several years) that Employer contribution is made. If that happens, the Administrator may apply this Plan's distribution provisions once to the Participant's Account before that Employer contribution is made and then again to the Participant's Account after the Employer contribution is made.

6.02.   Claims
        ------

        (a)  Distributions without claims.  Except as provided in the
             -----------------------------
             Plan subsection entitled "Administrator-directed distribution" (see Plan section 6.05(a)), the Administrator is not required to cause a Plan distribution before a claim has been filed, but the Administrator may cause a Plan distribution before a claim has been filed if information comes to the Administrator's attention that indicates that a Participant or Beneficiary is entitled to a distribution.

        (b)  Claims to Administrator.  Subject to this Plan's
             ------------------------
             provisions on claim reviews, claims for benefits from this Plan must be made in writing to the Administrator or to any person the Administrator designates to receive claims. If the Administrator has made forms available, those forms must be used; otherwise, a claim by a Participant or Beneficiary communicated in writing to the Administrator is satisfactory.

        (c)  Administrator's response.  On receipt of a claim, the
             -------------------------
             Administrator must respond in writing within ninety days. The Administrator's first written notice must indicate any special circumstances requiring an extension of time for the Administrator's decision. The extension notice must indicate the date by which the Administrator expects to give a decision. An extension of time for processing may

                                     6-7
             not exceed ninety days after the end of
             the initial ninety-day period.

        (d)  Denied claims.  If a claim is wholly or partially denied,
             --------------
             the Administrator must give written notice within the time provided in subsection (c). If notice that a claim has been denied is not furnished within the time required in subsection (c), the claim is deemed denied. An adverse notice must be written in a manner calculated to be understood by the claimant and must include

             (1)  each reason for denial;

             (2) specific references to the pertinent provisions of the Plan or related documents on which the denial is based;

             (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is needed; and

             (4) appropriate information about the steps to be taken if the claimant wishes to submit the claim for review.

6.03.   Review of Claims
        ----------------

        (a)  Administrator's review.  On receiving a claimant's
             -----------------------
             proper written request for review, the full membership of the Administrator or a person designated by the Administrator must review any claim that was denied according to the Plan section entitled "Claims" (see Plan section 6.02). The written request must be received by the Administrator

                                     6-8
             before sixty-one days after the claimant's receipt of notice that a claim has been denied according to that Plan section.

        (b)  Possible hearing.  The Administrator or any designated
             -----------------
             reviewer must determine whether there will be a hearing. The claimant and an authorized representative are entitled to be present and heard at any hearing that is used as part of the review. Before any hearing, the claimant or a duly authorized representative may review all Plan documents and other papers that affect the claim and may submit issues and comments in writing. The Administrator or reviewer must schedule any hearing to give sufficient time for this review and submission, giving notice of the schedule and deadlines for submis-sion.

        (c)  Review decision time limit.  The decision on review
             ---------------------------
             must be furnished to the claimant in writing within sixty days after the request for review is received, unless special circumstances require an extension of time for processing. If an extension is required, written notice of the extension must be furnished to the claimant before the end of the sixty-day period, and the decision then must be rendered as soon as possible but not later than 120 days after the request for review was received. The decision on review must be written in a manner calculated to be understood by the claimant and must include specific reasons for the decision and specific references to the pertinent provisions of the Plan or related documents on which the decision is based. If the decision on review is not furnished to the claimant within the time required in this subsection, the claim is deemed denied on review.

        (d)  Allowances if a committee reviews.  If a review under
             ----------------------------------
             this section is conducted by any committee, including a Plan Committee, and if that committee has regularly scheduled

                                     6-9
             meetings at least quarterly, the rules in this subsection govern the time for the decision on review and supersede the rules in the immediately preceding
             Plan subsection. If the claimant's written request for review is received more than thirty days before that committee's meeting, a decision on review must be made at the next meeting after the request for review has been received. If the claimant's written request for review has been received thirty days or less before a meeting of that committee, the decision on review must be made at the committee's second meeting after the request for review is received. If special circumstances (such as the need to hold a hearing) require an extension of time for processing, the committee's decision must be made not later than that committee's third meeting after the request for review has been received. If an extension of time is required, written notice of the extension must be furnished to the claimant before the extension begins. If notice that a claim has been denied on review is not received by the claimant within the time required in this subsection, the claim is deemed denied on review.

        (e)  Determination final.  Except for a written request for
             --------------------
             review under subsection (a), all good-faith determinations by the Administrator are conclusive and binding on all persons, and there is no right of appeal.

6.04.   Death Distributions
        -------------------

        (a)  Amount to which section applies.  This section applies
             --------------------------------
             only to the portion of a Participant's Account for which the Administrator has not directed a distribution or transfer according to this Plan before the Administrator receives proof of that Participant's death.

                                    6-10

        (b)  Ordering distribution.  Subject to this Plan's other
             ----------------------
             provisions about Beneficiaries, as soon as reasonably possible after a Participant dies and after the Administrator receives (or is deemed to receive) the appropriate claim forms, election forms, and withholding forms, the Administrator must direct any Trustee, co-Trustee, Insurer, or other holder of Plan Assets to dis-tribute the Nonforfeitable value of the Participant's Account to which this section applies. Except as specifically provided to the contrary in this Plan, the Administrator directs distributions to a Participant's Beneficiary or Beneficiaries.

        (c)  Valuing the Account.  For purposes of subsection (b), a
             --------------------
             Participant's Account is valued after the Administrator receives proof of the Participant's death according to Plan article 7 and as of the Valuation Date that satisfies both of these conditions:

             (1) The Valuation Date is no earlier than the day of the Participant's death.

             (2) The Valuation Date is the Valuation Date immediately before the distribution.

        (d)  Death before termination of employment.  When a
             ---------------------------------------
             Participant who is an Employee dies, the entire amount credited to his Account and any amount that is later allocated to his Account according to this Plan that is not Nonforfeitable becomes Nonforfeitable only to the extent announced by the Sponsor's Designee. Except for announced post-death vesting, when a Participant who is an Employee dies, only the Nonforfeitable amount credited to his Account and the Nonforfeitable portion of any amounts later allocated to his Account according to this

                                    6-11

             Plan may be distributed according to this Plan, and the Forfeitable portions are Forfeited.

        (e)  Death after termination of employment.  When a
             --------------------------------------
             Participant who is not an Employee dies, only the Non-forfeitable amount credited to his Account and the Non-forfeitable portion of any amounts later allocated to his Account according to this Plan may be distributed according to this Plan, and the Forfeitable portions are Forfeited.

6.05.   Distributions on Events
        -----------------------

        (a)  Administrator-directed distribution.  When the
             ------------------------------------
             Administrator creates one or more Accounts for a Participant under one or both of the two Plan subsections entitled "Administrator-directed allocations" (see Plan section 4.04(c) or Plan section 4.05(c)), the Administrator must--as soon as possible--cause a valuation of those Accounts and order a distribution to that Participant from his Accounts in cash, in other Plan Assets, or both--as determined by the Administrator--in a single sum as soon as possible after that valuation.

        (b)  When section applies.  The provisions of this section's
             ---------------------
             subsection (c) apply when a Participant Separates from Service for any reason, including Separation from Service caused by Retirement (including Early
             Retirement), death, or Disability. The provisions of this section's subsection (d) apply according to this Plan's lettered exhibits describing benefit categories and Participants' distribution elections.

        (c)  Allocation entitlements.  A Participant who Separates
             ------------------------
             from Service is no longer an Active Participant and is not

                                    6-12
             entitled to Employer contribution allocations for the Plan Year (or other shorter pay period used by the Administrator) in which he Separates, but there are three exceptions listed in this subsection's paragraphs.

             (1)  In determining eligibility for Employer
                  contribution allocations, an Active Participant who Separates from Service as a Covered Employee by Retiring is an Active Participant through the Plan Year in which he Separates.

             (2)  In determining eligibility for Employer
                  contribution allocations, an Active Participant who Separates from Service as a Covered Employee while he has a Disability is an Active Participant through the Plan Year in which he Separates.

             (3)  In determining eligibility for Employer
                  contribution allocations, an Active Participant who dies as a Covered Employee is an Active
                  Participant through the Plan Year in which he dies.

        (d)  Delayed distribution.  This Plan's lettered exhibits
             ---------------------
             defining benefit categories, together with a Participant's distribution election for each of this Plan's lettered exhibits for which that Participant has been an Eligible Employee and has accumulated an Accrued Benefit, determine whether and when a Participant is entitled to a distribution. Except as provided in the Plan section covering Participant-requested withdrawals, a Participant who is entitled to a distribution according to those lettered exhibits and his distribution election for any reason other than death is entitled to that distribution as soon as possible after the Plan's year-end Valuation Date that is no earlier than five years following the day on which the Participant becomes entitled to the

                                    6-13
             distribution. A Participant who is entitled to a dis-tribution according to this Plan section and who makes no distribution election according to the Plan sec-tion entitled "Methods of Distribution" (see Plan section 6.06) receives a distribution in cash, in other Plan Assets, or both--as determined by the Administrato--in a single sum after the Valuation Date described in the preceding sentence.

6.06.   Methods of Distribution
        -----------------------

        (a)  Forms first.  As provided in this Plan, but only after the
             ------------
             Administrator receives (or is deemed to receive) the appropriate claim forms, election forms, and withholding forms, the Administrator must direct any Trustee, co-Trustee, Insurer, or other holder of Plan Assets to distribute the Nonforfeitable value of the Participant's Account.

        (b)  Designation to Administrator.  By written designation
             -----------------------------
             delivered to the Administrator before the date announced by the Administrator, a Participant who Separates from Service on account of Retirement (including Early Retirement) or Disability may indicate a preference from among the methods of payment provided in this section, subject to the provisions of Plan section 6.01 and the remaining provisions in this Plan article. The Administrator must instruct any Trustee, co-Trustee, Insurer, or other holder of Plan Assets to make the dis-tribution accordingly, unless it would jeopardize the intended status of the Plan, as described in the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)), or unless the Administrator is allowed by law to determine and does determine that a form of distribution will adversely affect the Plan's investments held for other Participants' benefits. When any Account (or sub-account) has been completely distributed, it is cancelled.

                                    6-14

        (c)  Other provisions limit.  An election of a distribution
             -----------------------
             method may not extend or expand any Participant or Beneficiary rights provided in this Plan.

        (d)  Communicating requests.  If a Participant or a
             -----------------------
             Beneficiary wishes to change his distribution-method election, a requested change is not effective before it is received by the Administrator. The Administrator, any Trustee, co-Trustee, Insurer, or other holder of Plan Assets, and the Employers are not liable for a failure to make a change between the time a change is requested and the Participant's death, Disability, or Separation from Service, unless the failure is willful or from substantial negligence; one party is not liable for the failure of another party.

        (e)  Methods.  Distributions must be made in one or more of
             --------
             the methods listed in this subsection. According to the terms of this Plan, if a Participant Separates from Service on account of Retirement or Disability, his Accounts must be distributed by either of the two methods or a combination of the two methods listed in paragraphs (1) and (2). If a Participant Separates from Service but not on account of Retirement or Disability, his Accounts must be distributed as a single sum.

             (1)  Single sum.  The amounts may be distributed as a
                  -----------
                  single-sum distribution in cash or other property.

             (2)  Installment payments.  The amounts may be
                  ---------------------
                  distributed in cash or other property over a fixed period of time in quarterly or annual installments, after first having segregated the total amounts and assets in an Account that does not share in later Employer contributions but which must be credited with its share of Plan Asset earnings according to

                                    6-15
                  the Plan and any document governing the custody or investment of Plan Assets, including a Trust Agreement.

             The Administrator may adjust any installment-payment election as it deems necessary to accommodate non-cash distributions. The portion of a Participant's Account that is invested in Employer Stock or Employer Securities may be distributed in kind or in cash, within the Spon-sor's Designee's absolute discretion.

        (f)  Restrictions.  A distribution method may not be elected
             -------------
             if it provides for installment payments from this Plan of less than $100 (or one unit of an Employer Security, if that is the form of distribution).

        (g)  Change allowed.  If the amount credited to a Participant
             ---------------
             is being paid in installments, the Participant is eligible for any change in payment method consistent with the other rules in this section, including emergency advances according to the procedure established in this Plan section's subsection (h). To the extent permitted by the Sponsor's Designee, the Participant may withdraw part or all of his Account, change the frequency of the installments, or change the length of the installment period.

        (h)  Emergency payments.  According to any rules
             -------------------
             announced by the Sponsor's Designee, the Administrator may direct the appropriate holder of Plan Assets to make emergency payments to a Participant or Beneficiary during a hiatus between the Participant's Separation from Service and the time when regular benefit payments are to begin. Emergency payments are treated as advances against the benefits ultimately due. Emergency payments may be made only on application by a Participant or the Participant's

                                    6-16

             Beneficiaries, certifying the Separation from Service and indicating the emergency nature of the application. Emergency payments may not exceed the Participant's Nonforfeitable Account balance as determined by the Administrator, and the Administrator may restrict any Participant's emergency payments to an amount that is less than the Participant's Nonforfeitable Account balance.

6.07.   In-Service Withdrawals
        ----------------------

        (a)  Written request to Administrator.  Subject to
             ---------------------------------
             subsection (b), subsection (c), and subsection (g), to the extent allowed according to the Sponsor's Designee's authorizing designation, a Participant who has attained Age 55 and whose Account has been designated as eligible for withdrawals according to this section by the Sponsor's Designee may apply in writing up to twice a year to the Administrator for the immediate distribution according to this section of all or part of the Nonforfeitable value of his Account.

        (b)  Administrator or Sponsor's Designee may require notice.
             -------------------------------------------------------
             As to each Participant individually, the Administrator may adopt and announce a minimum notice period (for administrative convenience or for any other purpose) for any withdrawal pursuant to this section. The Sponsor's Designee may direct the Administrator to adopt and announce a minimum notice period for any withdrawal by any Participant individually pursuant to this section. The Administrator must direct each Insurer, Trustee, co-Trustee, or other holder of the Plan Assets to be withdrawn to determine the value of the assets available for distribution.

        (c)  Limited to Account value.  If a withdrawal is allowed
             -------------------------
             according to this Plan section's subsection (a), it is allowed

                                    6-17
             as soon as possible after the Plan's next Valuation Date after the Administrator receives and approves, at its sole discretion, the Participant's application and cannot exceed the Nonforfeitable value of the Participant's Account valued as of the most recent Valuation Date before distribution.

        (d)  Forfeiture.  A withdrawal according to subsection (a)
             -----------
             cannot result in a Forfeiture in excess of the Forfeitable amount in the Account from which the withdrawal is distributed, but such a withdrawal automatically results in the Forfeiture of one-tenth of the Forfeitable amount in the Account from which the withdrawal is distributed.

        (e)  Directing distributions.  According to the provisions in
             ------------------------
             the preceding subsections of this Plan section and any additional rules it announces, the Administrator may direct the appropriate Insurer, Trustee, co-Trustee, and any other holder of the Plan Assets to be withdrawn to pay a Participant all or part (including any earnings) of his Account.

        (f)  Hardship withdrawals.  Subject to his individual
             ---------------------
             limitation according to this subsection, a Participant who has experienced a hardship may apply in writing to the Administrator for a distribution after a Valuation Date according to this section from any of his Nonforfeitable Accounts that have been designated by the Sponsor's Designee as available for his withdrawals according to this subsection. The Sponsor's Designee's announcement that this subsection applies to an individual Participant must include a designation by the Sponsor's Designee identifying each Account and the portion of that Account available for that Participant's withdrawals according to this subsection. By a later announcement, the Sponsor's

                                    6-18

             Designee may revise or revoke any announcement that applies to any Participant at any time. A Sponsor's
             Designee's designation may not authorize any Participant to withdraw more than this subsection's limit as established by the Administrator. Until changed by the Administrator with the Sponsor's Designee's consent, this subsection's limit for withdrawals is an amount equal to the Nonforfeitable value of the Participant's Account. The Sponsor's Designee may periodically revise this subsection's withdrawal limitation to be a uniform amount that is a dollar figure or a percentage of an Account or both, but no such revision may cause Forfeitable values to be distributable.
             The Administrator must direct the appropriate Insurer, Trustee, co-Trustee, and any other holder of the Plan Assets to be withdrawn to determine the value of the assets available for distribution. The Administrator must determine the portion of the Participant's Account that may be withdrawn according to this subsection.

        (g)  Two-year holdback.  As long as assets remain in the
             ------------------
             withdrawing Participant's Account equal to his allocation from Employer contributions from the two-year period immediately preceding withdrawal, his right to withdraw from his Accounts according to this Plan section's subsection (a) is limited in amount only by the value of the portion of each of those Accounts that has been authorized by the Sponsor's Designee as available for his withdrawals according to this section.

        (h)  Hardships.  Portions of a Participant's Accounts may be
             ----------
             distributed on account of hardship according to subsection
             (f) only if the distribution is necessary in light of immediate and heavy financial needs of the Participant.
             A hardship distribution according to this section cannot

                                    6-19
             exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. The determination of the existence of financial hardship and the amount required to be distri-buted to meet the need created by the hardship must be made in accordance with the standards described in this subsection. The Administrator may appoint an impartial counselor to make the determination. Any appointed counselor must operate according to the provisions in this Plan article covering claim appeals (see Plan section 6.03, entitled "Review of Claims"). An uninsured medi-cal need or property loss exceeding $1,500 must always be deemed a hardship creating a need for an amount equal to the medical expenses incurred or the property loss suffered. The Administrator may adopt and announce a minimum notice period (for administrative convenience) for any withdrawal pursuant to this Plan section's subsection (f). Other hardship standards may be announced by the Administrator.

6.08.   Special Distribution Provisions
        -------------------------------

        (a)  When section applies.  The remaining provisions of this
             ---------------------
             section 6.08 apply only to the extent that this Plan is ever not an Excess-benefit Plan. To the extent that any provision in another section of this Plan article conflicts with or is inconsistent with a provision in this Plan section, the provisions of this Plan section control.

        (b)  Qualified Domestic Relations Orders.  Despite any other
             ------------------------------------
             Plan provisions to the contrary, the Administrator must comply with the terms of a Qualified Domestic Relations Order. As to a Participant who has not Separated from Service, a Qualified Domestic Relations Order may provide

                                    6-20
             for payments to begin to an Alternate Payee on or after the date on which the Participant attains or would have attained the Earliest Retirement Age. If the Participant whose benefit is subject to a Qualified Domestic Relations Order described in the preceding sentence dies before the date on which he attains or would have attained the Earliest Retirement Age, the Alternate Payee is entitled to benefits only if the order requires survivor benefits to be paid. For purposes of the two preceding sentences, the amount to be paid to the Alternate Payee is computed by using the benefit that would be payable to the Participant if he had Retired on the date on which payment is to begin under that order. The payment of early Retirement benefits with respect to a Participant who has not yet Retired is not to be con-sidered to violate the no-increased-benefits provision in this Plan's definition of Qualified Domestic Relations Order. The Administrator must establish reasonable procedures for determining the qualified status of a Domestic Relations Order and for administering distribu-tions under a Qualified Domestic Relations Order.
             When it receives a Domestic Relations Order, the Administrator must promptly notify the Participant and each Alternate Payee that it has received the order and also notify them of the procedures for determining the order's qualified status. Within a reasonable period (as defined by regulations) after it receives a Domestic Relations Order, the Administrator must determine whether the order is a Qualified Domestic Relations
             Order and notify the Participant and each Alternate
             Payee of the determination.

        (c)  Restrictions on immediate distributions
             ---------------------------------------

             (1)  Application of subsection.  The Administrator
                  --------------------------
                  must notify Participants of acceptable modes of distribution under this Plan. As required by ERISA

                                    6-21

                  section 203(e), during the time that a
                  Participant's benefit is considered immediately distributable, except as provided in paragraph (4), no distributions may be made without the Participant's written consent if the value of his Nonforfeitable Accrued Benefit exceeds (or at the time of any earlier distribution exceeded) $3,500 (or any larger amount that is consistent with ERISA section 203(e)). For purposes of this section, a benefit is considered immediately distri-butable if any part of the Participant's Account could be distributed before the Participant reaches the later of normal retirement age as defined in ERISA section 3(24) (and in this Plan's article 11 definition of Normal Retirement Age) or Age 62.

             (2)  Explanation to Participant.  When a Participant's
                  ---------------------------
                  consent is required according to the preceding paragraph, the Administrator must notify that Participant of the Participant's right to defer the receipt of the distribution until the time that his Accrued Benefit is no longer considered to be immediately distributable. The Administrator must also provide the Participant with a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan. The information must be provided no less than thirty days and no more than ninety days before the Participant's Annuity Starting Date, and it must be provided in a manner that would satisfy the notice requirements of Code section 417(a)(3) regarding explanations of automatic survivor annuities.

                                    6-22

             (3)  Time of consent.  The Participant's written
                  ----------------
                  consent to a distribution under this section is not valid unless it is obtained after the Participant receives the information required in the immediately preceding paragraph and within the ninety-day period ending on the Participant's Annuity Starting Date. A Participant's failure to make a proper consent to a distribution as required by this section is deemed to be an election to defer the commencement of any benefit, and that election is sufficient to satisfy ERISA section 206(a) and the requirements in this section's subsection (d).

             (4)  Exceptions to consent rule.  Despite the
                  ---------------------------
                  requirements of this section's preceding paragraphs, a Participant's consent is not required for the commencement of distributions for benefits that are payable on account of the Participant's death or that are payable to an Alternate Payee pursuant to a Qualified Domestic Relations Order--unless consent is otherwise required by that order.

        (d)  Statutory distribution commencement requirements
             ------------------------------------------------

             (1)  Latest date for involuntary delay of benefit
                  --------------------------------------------
                  commencement.  As required in ERISA sec-
                  -------------
                  tion 206(a), unless the Participant elects otherwise and this Plan allows the election, a Participant's Plan benefit payments must begin no later than sixty days after the close of the Plan Year in which occurs the latest of

                  (A)  his sixty-fifth birthday;

                                    6-23

                  (B) the tenth anniversary of the date he began participation in the Plan; or

                  (C)  his Separation from Service.

             (2)  Allowable involuntary delay.  If the benefit
                  ----------------------------
                  amount cannot be determined before payment is required, or if it is not possible to pay when required because the Administrator has been unable to locate the Participant after making reasonable efforts to do so, a payment retroactive to the required date may be made no later than sixty days after the earliest date on which the amount of that payment can be determined under this Plan or sixty days after the date on which the Participant is located (whichever is applicable).

             (3)  Elective delay.  To the extent that any other Plan
                  ---------------
                  provisions will allow it, and subject to rules announced by the Administrator, a Participant may elect for his payments to begin at a date later than the earliest date described in paragraph (1), and even a date later than the latest date specified in paragraph (1). Except as provided in paragraph
                  (3) of this section's subsection (c), any distribution-deferral election must be made by submitting to the Administrator a written statement, signed by the Participant, describing the benefit to be deferred and the date on which payment of the benefit is to begin. An election may not violate the other provisions of this subsection. The distribution in any event must be according to this Plan's options.

        (e)  Spouse rights
             -------------

                                    6-24

             (1)  No survivor annuities.  Except for Transfer Contri-
                  ----------------------
                  butions required under paragraph (3) of the Plan subsection entitled "Administrator-directed
                  Transfer Contributions" (see Plan
                  section 3.06(b)(3)), all Transfer Contributions that would subject this Plan to the survivor annuity requirements described in ERISA section 205 must be rejected.

             (2)  Spousal consent.  Any spousal consent that is
                  ----------------
                  otherwise required under this Plan is not required if the Participant of whom it would be required establishes to the satisfaction of a Plan represent-ative that written spousal consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as applicable regulations pursuant to ERISA section 205(l) prescribe. A Spouse's consent under this Plan is valid only as to the Spouse who signed the consent. Any evidence that the consent of a Spouse cannot be obtained is valid only as to that Spouse.

        (f)  Delayed distribution.  Except as provided in the Plan
             ---------------------
             section covering Participant-requested withdrawals, and subject to this section's subsection entitled "Restrictions on immediate distributions," a Participant who is entitled to any distribution caused by his Separation from Service for any reason other than death is entitled to that distribution as soon as possible after the Plan's appropriate Valuation Date following his Separation from Service.

             (1) Until the Sponsor's Designee announces otherwise according to this Plan, the appropriate Valuation Date for this subsection for all Participants is the Valuation Date immediately after the day before the Participant Separates from Service.

                                    6-25

             (2) If the Sponsor's Designee announces a rule as to any Participant or any group of Participants, to the effect that if all of a Participant's Account is invested in a fund that has a constantly adjusted market value (such as a money market fund), then that Participant is entitled to a distribution of his Account immediately upon Separation from Serv-ice.

             (3) If the Sponsor's Designee announces a rule as to any Participant or any group of Participants to the effect that, for each such Participant who does not receive a Voluntary Cash-out or an Involuntary Cash-out upon his Separation from Service, then the appropriate Valuation Date for this subsection occurs at the end of the Plan Year in which the Participant's Vesting Period of Severance includes at least sixty consecutive months.

             (4)  The Sponsor's Designee may announce and
                  implement a rule for any Participant or any class of Participants, to the effect that the appropriate Valuation Date for this subsection occurs immediately after the day before a Participant's Forfeiture occurs according to Plan article 5.

             (5)  The Sponsor's Designee may announce and
                  implement a rule for any Participant or any class of Participants, to the effect that a specifically determinable Valuation Date is the appropriate Valuation Date for this subsection for each of those Participants.

             A Participant who is entitled to a distribution according to the Plan section entitled "Distribution on Events" (see Plan section 6.05) may not be required to take that dis-tribution

                                    6-26
             before the earliest date that does not result in the Plan's failure to comply with ERISA section 203(e).
             A Participant who is entitled to a distribution according to the Plan section entitled "Distribution on Events" (see Plan section 6.05), who makes no distribution election according to the Plan section entitled "Methods of Distribution" (see Plan section 6.06), and whose Account cannot be subjected to an Involuntary Cash-out according to subsection (h) receives a distribution in cash, in other Plan assets, or both--as determined by the Administrator except to the extent that this Plan requires that certain Accounts are distributed only in non-cash forms--in a single sum after the earliest Valuation Date following the date described in the next sentence. It must be the date that is both the earliest date after which such an involuntary distribution could occur under this Plan without resulting in the Plan's failure to comply with ERISA section 203(e) and a date that is not earlier than the Participant could have received a participation-termination distribution under this Plan by electing to receive the distribution.

        (g)  Voluntary Cash-out.  If the Nonforfeitable value of a
             -------------------
             Participant's Account under this Plan exceeds $3,500 (or any other amount authorized by ERISA sections 203(e) or 204(d)(1) or applicable regulations) during the time that a Participant's benefit is considered immediately distributable for purposes of subsection (c) of this section, his benefit cannot be distributed according to this subsection as an Involuntary Cash-out, but it can be distributed as a Voluntary Cash-out. A Participant's compliance with the consent provisions of subsection (c) of this section as part of his application for a single sum distribution is his consent that is required for a Voluntary Cash-out. With that Participant's consent, distribution as a Voluntary Cash-out may occur if the other provisions in this article allow

                                    6-27
             a single sum distribution of the Participant's entire Nonforfeitable interest in his Account, if the distribution occurs not later than the close of the second Plan Year following the Plan Year in which that Participant terminated participation in the Plan or if the facts and circumstances demonstrate that the distribution is on account of the individual's termination of participation in the Plan.

        (h)  Involuntary Cash-out.  For any Participant who Separates
             ---------------------
             from Service or terminates participation in this Plan, if the Nonforfeitable value of that Participant's Account does not exceed $3,500 (or any other amount authorized by ERISA sections 203(e) or 204(d)(1) or applicable regulations) during the time that a Participant's benefit is considered immediately distributable for purposes of subsection (c) of this section, and if the other provisions in this article allow a single sum distribution of the Participant's entire Nonforfeitable interest in his Account, the Administrator may direct the Trustee or each appropriate co-Trustee to cause an Involuntary
             Cash-out according to this subsection of the Participant's entire Nonforfeitable interest in his Account. The Involuntary Cash-out may occur at any time after the Participant terminates his participation in the Plan, if that cash-out distribution occurs not later than the close of the second Plan Year following the Plan Year in which that Participant terminated participation in the Plan or if the facts and circumstances demonstrate that the distribu-tion is on account of the individual's termination of participation in the Plan.

                                    6-28

                        CRESTAR FINANCIAL CORPORATION
                      Permanent Executive Benefit Plan
                          As Amended And Restated
                         Effective December 26, 1990



                                  ARTICLE 7


                                    DEATH
                                    -----


7.01.   Proof of Death
        --------------

        The Administrator has no duty to direct a death-provoked distribution under this Plan until it receives proof of the Participant's death.

7.02.   Designation of Beneficiary
        --------------------------

        (a)  Application of section.  This section applies only to the
             -----------------------
             portion of a Participant's Account for which the Admin-istrator has not directed a distribution or a transfer according to this Plan before the Administrator receives proof of the Participant's death.

        (b)  Beneficiaries.  A Participant may designate a Beneficiary
             --------------
             or Beneficiaries, indicating single, multiple, primary, or secondary Beneficiaries. Each designation must be in writing, signed by the Participant, and delivered to the Administrator. Each designation is revocable. A Partici-pant's change of Beneficiary is not effective until received by the Administrator. The Administrator, any Insurer, Trustees, co-Trustees, and Employers are not liable for a failure to make a change between the time requested and the Participant's death unless the failure is willful or from substantial negligence, and one party is not liable for the failure of another party. If there is no valid designation by the Participant, or if the designated Beneficiary or Beneficiaries fail to survive the Participant, the Beneficiary is the Participant's Spouse at the Participant's death; if the


                                     7-1

             Participant has no Spouse at death, then the Beneficiary is the Participant's estate.


                                     7-2

                        CRESTAR FINANCIAL CORPORATION
                      Permanent Executive Benefit Plan
                          As Amended And Restated
                         Effective December 26, 1990



                                  ARTICLE 8

                     AMENDMENT, TERMINATION, AND MERGER
                     ----------------------------------


8.01.   Exercise of Powers
        ------------------

        (a)  Source of powers.  The Sponsor's exercise of each of the
             -----------------
             powers listed in this subsection's paragraphs is limited by and is governed by this article and Plan article 10. Unless otherwise specified or limited by this Plan, however, each of the powers is vested in full in the Sponsor.

             (1)  The power to name or remove Plan Fiduciaries.

             (2)  The power to amend this Plan.

             (3)  The power to cause or allow a merger or
                  consolidation of this Plan with another plan.

             (4) The power to cause or allow a transfer of assets or liabilities from or to this Plan.

             (5) The power to cause or allow this Plan to be terminated.

             (6)  The power to suspend benefit payments.

             (7)  The power to cause allocations of Plan Assets.

        (b)  Power to amend.  This Plan section may not be amended
             ---------------
             unless the amendment in no way endangers the rights of the Plan's current Participants or the rights of the Participants in Associated Plans, which fact must be evidenced by the determination of a court of competent


                                     8-1
             jurisdiction or, until such a court determines the fact, by an opinion of counsel selected by the Administrator.
             That counsel's opinion must be addressed to the Partici-pants of this Plan and the participants of the Associated Plans and must be delivered to the Administrator as agent for those individuals. This Plan article may not be amended unless the amendment is either

             (1) the correction of typographic or scriveners' errors (which include omissions, diction errors, or sentence structures that cause a confused or unintended meaning) that occur in the process of drafting this document, and each such error must be confirmed by the Sponsor and the Sponsor's counsel who assisted in drafting this document; or

             (2) the removal or addition of provisions in furtherance of the purpose of this Plan and without reducing the Accrued Benefits of Participants generally, which facts must be evidenced by the determination of a court of competent jurisdiction or, until such a court determines those facts, by an opinion of counsel selected by the Administrator. That counsel's opinion must be addressed to the current Participants (if there are any) and must be delivered to the Administrator as agent for those individuals.

                  Every exhibit to this Plan is part of the Plan. Except as specifically provided in this Plan, the creation or change of an exhibit by a Fiduciary authorized in this Plan to create or change the exhibit is a plan amendment requiring approval of the Sponsor's Designee but not an amendment restricted by this Plan article other than during a Suspension Period. Any other creation or change in


                                     8-2
                  an exhibit is an amendment that requires approval by the Sponsor's Designee and is restricted by this Plan article unless the exhibit itself provides otherwise (for example, the exhibit of Alternate Administrators described in the Plan subsection entitled "Alternate Administrator appointment" (see Plan section 10.05(b)) normally would not be the type of exhibit restricted by this Plan article other than during a Suspension Period. During a Suspension Period, the creation or change of an exhibit for any section in this Plan article or any lettered exhibit describing a benefit arrangement is a Plan amendment limited by this Article.

        (c)  General power to amend, terminate, or transfer
             ----------------------------------------------
             assets/liabilities.  Except as otherwise specifically
             -------------------
             provided in this article and in Plan article 10, the Sponsor has the power and right to:

             (1)  amend this Plan in whole or in part;

             (2) terminate this Plan in whole or in part or suspend any benefit payments;

             (3) cause assets, liabilities, or both to be allocated within this Plan or to be transferred to or from this Plan; and

             (4)  name Plan Fiduciaries.

        (d)  Sponsor's powers suspended.  The Sponsor's powers
             ---------------------------
             described in subsections (a), (b), and (c) are suspended according to the Plan section entitled "Trigger Events, Restoration Events, and Consequences" (see Plan sec-tion 8.10) during a Suspension Period.


                                     8-3

8.02.   Amendment
        ---------

        (a)  Sponsor.  Except as specifically provided in this Plan
             --------
             (for example, as provided in Plan article 10, Plan sec-tion 8.01, Plan section 8.09, Plan section 8.10, and subsections (c) and (d) of this Plan section) or in the other documents identified in this section, the Sponsor retains the right

             (1) to prospectively or retroactively amend this Plan and any governing document for any funding medium for this Plan, including a Trust
                  Agreement, to establish or retain the status of this Plan and any funding medium, including a Trust, under the provisions of the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b));

             (2) to amend this Plan and any governing document for any funding medium for this Plan, including a Trust Agreement, in any other manner;

             (3) to amend this Plan and liquidate any funding medium, including a Trust Fund, according to that funding medium's governing documents; and

             (4) to amend this Plan and liquidate any Plan Assets attributable to any identifiable component of this Plan by transferring all Plan Assets attributable to that portion of the Plan to the General Trust Fund that is part of the Crestar Financial Corporation OMNI Trust Fund.

             An amendment is effective on the date indicated in any written instrument that is executed by the Sponsor (or by the person specified according to Plan section 8.09(b),


                                     8-4
             when the Sponsor's power is suspended or has been term-terminated) and delivered to the Administrator.

        (b)  No diversion or assignment.  The provisions of this
             ---------------------------
             subsection are subject to the provisions of subsection (c). Except for the transfer of assets according to the Plan section entitled "Plan Merger or Asset Transfer" (see
             Plan section 8.03) to the extent only of assets that would become part of this Plan's Asset-transfer Suspense
             Account if all of this Plan's assets and liabilities were part of a Transfer Contribution (for which no Sponsor instructions were given) to this Plan, no amendment to the Plan or any governing document for any funding medium for this Plan, including a Trust Agreement, and no transfer of liabilities or any Plan Assets or Trust Fund assets may authorize or permit any part of any Plan
             Assets to be used for or diverted to purposes other than the exclusive purposes of defraying reasonable expenses of administering the Plan and providing benefits to Employees, Participants, and Beneficiaries. An amendment may not cause a reduction in Accrued Benefits credited to any Participant until then and may not cause a Forfeiture of any Participant's Accrued Benefit, whether it is Forfeitable or vested (Nonforfeitable). An amendment may not cause or permit any portion of any Plan Assets or Trust Fund assets to revert to or become the property of an Employer. An amendment that affects the rights, duties, or responsibilities of any Fiduciary may not be made without that Fiduciary's written consent.

        (c)  Administrative expenses, diversions, and reversions.  As
             ----------------------------------------------------
             allowed by law, a transfer of liabilities or Plan Assets or Trust Fund assets or an amendment to the Plan or any governing document for any funding medium for the Plan, including a Trust Agreement, may authorize or permit part


                                     8-5
             of any Plan Assets to be used for or diverted to the payment of taxes owed or to the payment of reasonable administrative expenses. Any portion of any Trust Fund that is in a Suspense Account must be transferred, upon this Plan's termination, to the General Trust Fund that is part of the Crestar Financial Corpora-tion OMNI Trust Fund. Any amounts that cannot be transferred to the General Trust Fund that is part of the Crestar Financial Corporation OMNI Trust Fund must remain in that Suspense Account until the Administrator directs their allocation in a manner permitted by this Plan.

        (d)  Termination limitation.  This Plan may not be amended
             -----------------------
             in any way that allows a termination before the permissible termination according to the Plan subsection entitled "General termination rules" (see Plan sec-tion 8.05(a)), in any way that requires such a premature termination, or in any way that, in the Administrator's opinion, is or allows the functional equivalent of such a premature termination.

8.03.   Plan Merger or Asset Transfer
        -----------------------------

        (a)  No reduction of benefits.  So long as this Plan remains
             -------------------------
             an Excess-benefit Plan, there are no Plan Assets that are subject to ERISA section 208. As to Plan Assets that are subject to ERISA section 208, the merger or consolidation of this Plan with, or the transfer of assets or liabilities of this Plan to another employee benefit plan or the transfer of assets or liabilities of another plan to this Plan is not allowed unless each Participant's benefit entitlement immediately after the merger, consolidation, or transfer is (when computed as if the surviving or receiving plan had immediately terminated) equal to or greater than the benefit to which the Participant would have been entitled if this Plan had terminated immediately before the merger,


                                     8-6
             consolidation, or transfer. As to Plan Assets not subject to ERISA section 208, transfers of assets or liabilities to or from this Plan may be accomplished without regard to the effect on any Participant's benefit entitlement.

        (b)  Sponsor's Designee's written directions.  As required in
             ----------------------------------------
             subsection (c) or according to written direction from the Sponsor's Designee (or from the person specified according to the Plan subsection entitled "Power over Mergers" (see Plan section 8.09(d))--as to mergers--or the Plan subsection entitled "Powers over asset or liability transfers" (see Plan section 8.09(e))--as to other transfers--when the Sponsor's power is suspended or has been terminated), the Administrator must direct any Fiduciary that holds Plan Assets to take all necessary steps to transfer any Plan Assets held to another employee-benefit plan or another employee-benefit plan's funding medium.

        (c)  Administrator-directed transfers.  If this Plan receives a
             ---------------------------------
             Transfer Contribution according to the Plan subsection entitled "Administrator-directed Transfer Contributions" (see Plan section 3.06(b)) because of events described in paragraph (3) of that subsection (i.e., certification of overdue benefits by an Associated Plan's administrator), then subject to the remaining provisions of this subsection, the Administrator must cause an equal transfer of Plan Assets--without liabilities--to the Associated Plan for which the certification was received. If no transfer is permitted by the Associated Plan in question, or if the Administrator does not receive assurances satisfactory to the Administrator that the asset transfer will be applied toward the satisfaction of the overdue benefits in question, the Administrator must direct that the transfer instead take the form of a payment or payments to any individual


                                     8-7
             entitled to the overdue benefit payments according to the two Plan subsections entitled "Administrator-directed allocations" and the Plan subsection entitled "Administrator-directed distribution" (see Plan sections 4.04(c), 4.05(c), and 6.05(a)). To the extent that such a Transfer Contribution would have been received but for the absence of transferable assets from Associated Plans or to the extent that such a Transfer Contribution is received but all such Transfer Contributions related to a given certification are less than the certified overdue and unpaid benefits, the Administrator must supplement the transfer of Plan Assets described in the preceding sentence by applying the principles of subsections (c), (d), and (e) of the Plan section entitled "Transfers" (see Plan section 3.06) to this Plan, creating a transfer of Plan Assets that--to the extent possible from the Plan Assets after Transfer Contributions--will satisfy the overdue and unpaid benefits under the Associated Plan.

8.04.   Discontinuance of Contributions
        -------------------------------

        (a)  Employers.  Except as otherwise announced by the
             ----------
             Sponsor's Designee (or by the person specified according to the Plan subsection entitled "Other Powers" (see Plan section 8.09(g)), when the Sponsor's power is suspended or has been terminated) and except for Transfer Contributions required by this Plan, each Employer has the right at any time to reduce or discontinue its contributions, if any, to this Plan. A complete discontinuance of contributions from all Employers has no effect on the Forfeitability of any Accounts.

        (b)  Not a termination.  A discontinuance of Employer
             ------------------
             contributions is not a termination of the Plan unless the Sponsor's Designee (or the person specified according to


                                     8-8
             the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is sus-pended or has been terminated) gives the notice described in the Plan subsection entitled "General termination rules" (see Plan section 8.05(a)).

8.05.   Termination
        -----------

        (a)  General termination rules.  After ten years from this
             --------------------------
             Plan's Effective Date, the Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has been terminated) has the right at any time to terminate this Plan wholly or partly, subject to the provisions of the Plan sections entitled "Exercise of Powers" and "Trigger Events, Restoration Events, and Consequences" (see Plan sections 8.01 and 8.10). The ten-year period described in the preceding sentence is extended automatically by one year on each anniversary of this Plan's Effective
             Date (i.e., the period is a rolling ten-year period) until the Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to Amend" (see Plan section 8.09(b)), when the Sponsor's power to amend is suspended or has been terminated) announces an amendment that stops this automatic extension; such an amendment, however, may not reduce the remaining nine years of the non-termination period.

        (b)  Notice.  Notice of a termination must be given to the
             -------
             Participants, to the Administrator, to any Fiduciary holding Plan Assets that would be affected by the termination, and to all necessary authorities. If any authority's approval is necessary, termination is effective according to that approval; otherwise, the date of the notice or a later date


                                     8-9
             designated in the notice is the termination date for purposes of this Plan article. To the extent that any Account is Forfeitable, that Account is Forfeited upon the termination of the Plan, and the assets of that Account are transferred to an Employer-designated Suspense Account. Any entitlement to Plan benefits that exceeds the value of Plan Assets allocated to satisfy those benefits are cancelled upon the Plan's termination, even if the benefits in question would have been Nonforfeitable Accrued Benefits upon the allocation of Plan Assets to satisfy those benefits.

        (c)  Termination as to specific Participants or groups of
             ----------------------------------------------------
             Participants.  Except when this Plan has only one
             -------------
             remaining Participant, the Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has been terminated) has the right at any time to prospectively terminate the rights of any Participant or Beneficiary under the Plan and to prospectively terminate eligibility to receive Plan benefits as to any Participant, any Beneficiary, or any group of Participants or Beneficiaries.

        (d)  Termination as to specific Plan benefits.  For any Plan
             -----------------------------------------
             benefit that is terminated, or for all Plan benefits if the Plan terminates, except as authorized by the Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has been terminated) expressly in any action causing the termination of the benefit or the Plan, no further benefit payments are provided by the Plan, regardless of when the event that gave rise to a potential benefit payment occurred.


                                    8-10

        (e)  Partial termination.  If the Plan partially terminates
             --------------------
             (determined in a manner consistent with legal authorities), all affected Accounts or any Account to the extent affected may then be treated by the Administrator (acting at its discretion) as if the Plan had terminated.

        (f)  Allocation of Plan Assets.  After the allocations
             --------------------------
             described in the Plan subsection entitled "Pre-termination allocations" (see Plan section 8.07(b)), which does not include any allocation required by ERISA sec-tion 403(d)(1), all Suspense Accounts are not Plan
             Assets. On the Plan's termination after those allocations, as to any Plan Assets that are subject to ERISA section 403(d)(1), the Administrator must direct that those Plan Assets (exclusive of any Suspense Account) be allocated among the Participants and Beneficiaries according to the order specified in ERISA section 4044.
             A Participant has no recourse toward satisfaction of his Account other than from Plan Assets.

        (g)  Liquidation.  Unless the Sponsor's Designee (or the
             ------------
             person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has terminated) spe-cifies otherwise on the Plan's termination, the Adminis-trator must cause the immediate liquidation (the orderly sale of assets to achieve liquidity) of any Suspense Accounts and Plan Assets and cause distributions according to subsection (h). If all of the Employers have resigned participation in the Plan, until actual liquidation and distribution of any Suspense Accounts and Plan
             Assets, the Administrator must assume all powers and duties of the Employers (except duties relating to con-tributions each Plan Year). After the Plan's termination, expenses must be


                                    8-11
             paid from each funding medium unless at least one Employer affirmatively agrees to pay the expenses.

        (h)  Distributions.  After implementing the provisions of the
             --------------
             Plan section entitled "Allocation of Plan Assets" (see
             Plan section 8.07), providing for payment of any expenses properly chargeable against any Plan Assets, and confirming compliance with all other precedent requirements of law, the Administrator may direct the distribution of any Plan Assets, including a direction that any Fiduciary holding any Plan Assets, including any Trustees and co-Trustees, distribute assets remaining in any funding medium for which that Fiduciary is respon-sible, including a Trust Fund. Assets in any Suspense Account or unallocated Benefit Reserve (after application of subsection (f) of this section) must be transferred to the General Trust Fund that is part of the Crestar Finan-cial Corporation OMNI Trust Fund in kind unless such a transfer is prohibited by this Plan or by any governing document for any funding medium (including a Trust Agreement) for this Plan. Any amounts that cannot be transferred to the General Trust Fund that is part of the Crestar Financial Corporation OMNI Trust Fund according to this Plan or any governing document for any funding medium for this Plan (including a Trust Agreement) must be transferred to a trust and held for the benefit of all participants under all Associated Plans according to the Plan subsection entitled "Special benefits" (see Plan section 8.07(d)). If such a trust fund does not exist when a transfer under this subsection must occur, then the Administrator must create one. Distribu-tions to Participants may be in cash or in kind and are not subject to the regular distribution provisions of this Plan. Distributions according to this section must be in the manner the Administrator determines, so long as the


                                    8-12

             Administrator's determinations are consistent with statu-tory requirements. Except as specifically provided by law, the Administrator's determination is conclusive as to all persons.

        (i)  No further rights.  Each Fiduciary that holds Plan Assets
             ------------------
             must transfer or deliver property according to the Administrator's directions, either without endorsement or endorsed as the Administrator directs. Such a Fiduciary will have no further right, title, or interest in property distributed. After all distributions are completed, each such Fiduciary is discharged from all obligations under the governing document for the funding medium in which those Plan Assets were held. Except by statute, no Participant or Beneficiary has any further right or claim against those Fiduciaries.

8.06.   Effect of Employer Transactions
        -------------------------------

        If an Employer is merged or consolidated with any other business, or is succeeded by a corporation or any other legal entity that acquires substantially all of the Employer's assets, the surviving or purchasing corporation or legal entity may elect to continue this Plan as to that Employer's Participants.
        If a Participant continues work with the surviving or purchasing legal entity but does not qualify by law to continue as a Participant, the Administrator must determine the options available that would not render this Plan at any time revocable, invalid, or inconsistent with the last two sentences of the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)) and must treat that Participant's interests in the manner the Administrator deems most beneficial to that Participant.


                                    8-13

8.07.   Allocation of Plan Assets
        -------------------------

        (a)  Application of subsections.  Upon this Plan's
             ---------------------------
             termination, the Administrator must cause each Fiduciary holding Plan Assets to allocate those assets. The
             Administrator must direct the allocations by first applying this Plan section's subsection (b) and must then apply each other subsection serially, in the order that the subsections appear.

        (b)  Pre-termination allocations.  When the Plan terminates,
             ----------------------------
             the assets representing the Suspense Accounts must be separated from other assets within the Plan's funding media (including any Trust Fund) and transferred to the General Trust Fund that is part of the Crestar Financial Corporation OMNI Trust Fund. Assets other than the Suspense Accounts must be allocated according to subsection (c) and subsection (d) of this Plan section.

        (c)  Application of ERISA section 4044.  The Administrator
             ----------------------------------
             must direct all Fiduciaries holding Plan Assets (including any Trustees and co-Trustees) to allocate the Plan
             Assets, including Plan Assets within any Trust Fund, among the Participants and Beneficiaries according to the order specified in ERISA section 4044.

        (d)  Special benefits.  Except as provided in this Plan
             -----------------
             section's subsection entitled "Distributions" (see
             section 8.05(h)), any residual Plan Assets must be dis-tributed to the Participants to the extent that they are attributable to Participant contributions under any Employer-maintained Pension Plan (pro-rata according to
                                               --- ----
             their contributions), and otherwise, to the General Trust Fund that is part of the Crestar Financial Corporation
             OMNI Trust Fund, if all liabilities of this Plan to Partici-pants and their Beneficiaries have been satisfied and if the distribution does not


                                    8-14
             contravene any provisions of law. When this Plan section's subsection entitled "Distributions" (see Plan section 8.05(h)) precludes a transfer to the General Trust Fund that is part of the Crestar Financial Corporation OMNI Trust Fund, residual Plan Assets must be used to provide additional benefits to participants under all Associated Plans in proportion to their relative Earnings (subject to this Plan's Exhibit 8.07), as determined by the Standing Committee or, if there is no Standing Committee, as determined by the Administrator.

8.08.   Restrictions Applicable Under Certain Circumstances
        ---------------------------------------------------

        During any period in which a Sponsor power is suspended or terminated according to the Plan section entitled "Trigger Events, Restoration Events, and Consequences" (see Plan section 8.10), an individual who is vested according to the Plan section entitled "Rules About Entities Exercising Powers" (see Plan section 8.09) with that Sponsor power or who is part of an entity or body vested with that Sponsor power must not act to cause any benefit payment or Plan Asset allocation to himself.
        In the case of a member of a body or entity, the individual's benefit or allocation must be determined by secret ballot of the remaining members of that body or entity. If that ballot results in a tie vote or if the individual in question is not a member of a body or entity, the benefit or allocation is determined by the individual living Fiduciary named in Exhibit 8.08. If there is no living person named in Exhibit 8.08, the Administrator must petition a court with proper jurisdiction to name an individual living Fiduciary for Exhibit 8.08.

8.09.   Rules About Entities Exercising Powers
        --------------------------------------

        (a)  Exhibits.  This Plan section allows identified exhibits to
             ---------
             be appended to the Plan to facilitate the operation of the Plan


                                    8-15
             when the Sponsor's powers are suspended or terminated according to the Plan section entitled "Trigger Events, Restoration Events, and Consequences" (see Plan section 8.10).

        (b)  Power to amend.  The Sponsor's powers in this Plan to
             ---------------
             amend the Plan are suspended or terminated according to the Plan subsection entitled "Limitation on amendment and termination rights" (see Plan section 8.10(b)). Whenever the Sponsor may not amend this Plan, the Sponsor's power to amend becomes the power to direct the Administrator to cause an amendment, and that power is vested in the person or persons identified in
             Exhibit 8.09(b).  If there is no validly completed
             Exhibit 8.09(b), the Sponsor's power to amend becomes the power to direct the Administrator to cause an amendment, and that power is vested in the Standing Committee or, if there is no Standing Committee, in the Administrator.

        (c)  Power to terminate.  The Sponsor's powers in this Plan
             -------------------
             to terminate the Plan or any part of it are suspended or terminated according to the Plan subsection entitled "Limitation on amendment and termination rights" (see
             Plan section 8.10(b)). Whenever the Sponsor may not terminate this Plan, the Sponsor's power to terminate becomes the power to direct the Administrator to cause the Plan's termination, and that power is vested in the person or persons identified in Exhibit 8.09(c). If there is no validly completed Exhibit 8.09(c), the Sponsor's power to terminate becomes the power to direct the Administrator to cause the Plan's termination, and that power is vested in the Standing Committee, or if there is no Standing Committee, in the Administrator.


                                    8-16

        (d)  Power over mergers.  The Sponsor's powers in this Plan
             -------------------
             to cause or allow a merger or consolidation of this Plan with another plan are suspended or terminated according to the Plan subsection entitled "Mergers and asset and liability transfers" (see Plan section 8.10(c)). Whenever the Sponsor may not cause or allow a merger or consolidation of this Plan with another plan, the Sponsor's power to cause or allow a merger or consolidation of this Plan with another plan becomes the power to direct the Administrator to cause or allow a merger or consolidation, and that power is vested in the person or persons identified in Exhibit 8.09(d). If there is no validly completed Exhibit 8.09(d), the Sponsor's power to cause or allow a merger or consolidation of this Plan with another plan becomes the power to direct the Administrator to cause or allow a merger or consolidation, and that power is vested in the Standing Committee or, if there is no Standing Committee, in the Administrator.

        (e)  Power over asset or liability transfers.  The Sponsor's
             ----------------------------------------
             powers in this Plan to cause or allow a transfer of assets or liabilities from or to this Plan are suspended or terminated according to the Plan subsection entitled "Mergers and asset and liability transfers" (see Plan sec-tion 8.10(c)). Whenever the Sponsor may not cause or allow a transfer of assets or liabilities from or to this Plan, the Sponsor's power to cause or allow a transfer of assets or liabilities from or to this Plan becomes the power to direct the Administrator to cause or allow a transfer of assets or liabilities, and that power is vested in the person or persons identified in Exhibit 8.09(e). If there is no validly completed Exhibit 8.09(e), the Spon-sor's power to cause or allow a transfer of assets or liabilities from or to this Plan becomes the power to direct the Administrator to cause or allow a transfer of assets or liabilities, and that power is


                                    8-17
             vested in the Standing Committee or, if there is no Standing Committee, in the Administrator.

        (f)  Power to delegate.  The Sponsor's powers in this Plan to
             ------------------
             delegate Fiduciary responsibilities not otherwise delegated in this Plan and to appoint Investment
             Managers are suspended according to the Plan subsection entitled "Other powers suspended" (see Plan section 8.10(f)). Whenever the Sponsor may not exercise those powers, the Sponsor's powers are vested in the person or persons identified in Exhibit 8.09(f), which may specify different persons for different powers. If there is no validly completed Exhibit 8.09(f) or if
             Exhibit 8.09(f) fails to identify a person for a power named in the first sentence of this subsection, then each power not otherwise vested is vested in the Standing Committee or, if there is no Standing Committee, in the Administrator.

        (g)  Other powers.  The Sponsor's powers under this Plan not
             -------------
             previously described in this Plan section are suspended according to the Plan subsection entitled "Other powers suspended" (see Plan section 8.10(f)), including the power to suspend benefit payments and the power to cause allocations of Plan Assets. If there is any such Sponsor power that is suspended or terminated and that power is not otherwise vested according to this Plan section or Plan article 10, if the suspension or termination of that power would cause this Plan to fail to operate because there is no Fiduciary otherwise empowered to act alone, then that power is vested in the Standing Committee (or, if there is no Standing
             Committee, in the Administrator) except to the extent that the power is identified and vested in another person or persons according to any validly completed
             Exhibit 8.09(g).


                                    8-18

        (h)  Relationship to other Plan provisions.  Whenever this
             --------------------------------------
             section results in the suspension or termination of the Sponsor's powers, that suspension or termination is effective without regard to other Plan provisions that appear to allow those powers to continue to be exercised by the Sponsor. This section's substitution of individuals or entities to exercise the Sponsor's powers, however, operate only to the extent that some other individual or entity has not been identified elsewhere in this Plan (for example, the Plan section entitled "Suspension Periods" (see Plan section 2.07) or Plan article 10) or in a Trust Agreement as the Sponsor's substitute or as the transferee of that power.

        (i)  Exercise of power.  To the extent that this Plan suspends
             ------------------
             a power of the Sponsor and vests that power in another, if a Trust Agreement or this Plan otherwise requires that power to be exercised by the Administrator, then that power becomes the power to direct the Administrator to cause or take the action that is the subject of that power.

8.10.   Trigger Events, Restoration Events, and Consequences
        ----------------------------------------------------

        (a)  Application of section.  This section's remaining
             -----------------------
             subsections apply only during a Suspension Period.

        (b)  Limitation on amendment and termination rights.  This
             -----------------------------------------------
             subsection governs the right to amend or terminate this Plan during a Suspension Period. During a Suspension Period, the Sponsor may not amend or terminate this Plan.

        (c)  Mergers and asset and liability transfers.  This subsection
             ------------------------------------------
             governs the transfer of assets and liabilities to and from this Plan during a Suspension Period. During a Suspension Period, the Sponsor's power to cause or allow a merger or


                                    8-19
             consolidation of this Plan with another plan is suspended; the Sponsor's power to cause or allow transfers of assets or liabilities from or to this Plan is also suspended. After any Second-tier Trigger Event or Financial Trigger Event and for the duration of the Suspension Period, except as provided in the Plan subsection entitled "Administrator-directed transfers" (see Plan section 8.03(c)) or upon termination of this Plan, no person may cause any transfer of assets from this Plan's identifiable portion of any funding medium for this Plan.

        (d)  Consent to actions of Administrator.  During a
             ------------------------------------
             Suspension Period, any Plan provision requiring the Administrator to act only with the Sponsor's consent is not effective to require the Sponsor's consent; except for Sponsor powers vested in other persons according to the Plan section entitled "Rules About Entities Exercising Powers" (see Plan section 8.09) or Plan article 10, and except when this Plan requires the consent of the Standing Committee (and there is one) or another Fiduciary, the Administrator is authorized to act alone.

        (e)  Consent to actions of Committees.  During a Suspension
             ---------------------------------
             Period, any Plan provision requiring any Plan Committee or any other committee to act only with the Sponsor's consent is not effective to require the Sponsor's consent; except for Sponsor powers vested in other persons according to the Plan section entitled "Rules About Entities Exercising Powers" (see Plan section 8.09) or Plan article 10 and except when this Plan requires the consent of Standing Committee (and there is one) or another Fiduciary, any Plan Committee or any other committee is authorized to act alone.


                                    8-20

        (f)  Other powers suspended.  During a Suspension Period,
             -----------------------
             the Sponsor's powers to delegate fiduciary responsibilities not otherwise delegated in this Plan, to appoint one or more Investment Managers, and to make any determination within the jurisdiction of any Administrator or any committee are suspended. During a Suspension Period, the Sponsor's powers not otherwise suspended according to this Plan section are suspended.

        (g)  Restoration Events.  According to this subsection, if any
             -------------------
             other provisions of this Plan section have been effected, causing a suspension of the Sponsor's powers, that other subsection no longer applies on the earliest of the dates described in this subsection's paragraphs.

             (1) One date is three calendar years after the most recent Trigger Event that provoked the suspension of powers, subject to an infinite number of one-year extensions if the Standing Committee--whenever there is one--the Primary Trustee under the Crestar Financial Corporation OMNI Trust Agreement, and the Administrator unanimously so determine, in a meeting held in the December before the expiration of this paragraph's effective time.

             (2) Another date is the day on which the Standing Committee (whenever there is one) and the Administrator both agree that all transactions provoking Trigger Events have been unwound or reversed, whether by mutual agreement of the parties, operation of law, or a court of competent jurisdiction.

             (3)  Another date is the day on which the Primary
                  Trustee under the Crestar Financial Corporation


                                    8-21

                  OMNI Trust Agreement, the Administrator, and the Standing Committee--whenever there is one--unanimously determine that the Sponsor's powers are restored, but the Standing Committee, the Primary Trustee, and the Administrator may not act under this subsection for one calendar year following the most recent Trigger Event that provoked the suspension of the Sponsor's powers and until counsel selected by the Administrator determines that such action or the ability to act would not enhance the possibility that assets of the Crestar Financial Corporation OMNI Trust could be reached by or on behalf of the Sponsor's or any Employer's, Affiliate's, or Related Entity's creditors other than Participants and Beneficiaries as defined in that trust's governing trust agreement.

             Despite this section, as long as the Plan is identified as a "Participating Plan" in the Crestar Financial Corporation OMNI Trust Agreement, a Restoration Event cannot operate to end a Suspension Period under this Plan during any period in which a Suspension Period (as defined in the Crestar Financial Corporation OMNI Trust Agreement) is in effect under that trust agreement.


                                    8-22

                                Exhibit 8.07


        This exhibit, as allowed by Plan section 8.07, specifies how certain Plan Assets must be used to provide additional benefits to Participants.


        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________



        Date:___________________


                                    8-23

                                Exhibit 8.08


        This exhibit, according to Plan section 8.08, names an individual living Fiduciary to determine certain benefits or allocations. That person is

        __________________________________________________________

        __________________________________________________________



        Date:___________________


                                    8-24

                               Exhibit 8.09(b)


        This exhibit, according to Plan section 8.09(b), names a person or persons to have the power to amend the Plan. The person is or the persons are

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        ________________________________________________________.



        Date:___________________


                                    8-25

                               Exhibit 8.09(c)


        This exhibit, according to Plan section 8.09(c), names a person or persons to have the power to terminate the Plan. The person is or the persons are

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        ________________________________________________________.



        Date:___________________


                                    8-26

                               Exhibit 8.09(d)


        This exhibit, according to Plan section 8.09(d), names a person or persons to have the power to cause or allow a merger or a consolidation of the Plan with another plan. The person is or the persons are

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        ________________________________________________________.




        Date:___________________


                                    8-27

                               Exhibit 8.09(e)


        This exhibit, according to Plan section 8.09(e), names a person or persons to have the power to cause or allow a transfer of assets or liabilities from this Plan to another plan or from another plan to this Plan. The person is or the persons are

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        ________________________________________________________.




        Date:___________________


                                    8-28

                               Exhibit 8.09(f)


        This exhibit, according to Plan section 8.09(f), names a person or persons to have the power to delegate Fiduciary responsibili-ties not otherwise delegated in the Plan and to appoint
        Investment Managers. The person is or the persons are determined according to this table.

                                       Specified Power
                                (Delegate responsibilities,
        Person(s)               appoint Investment Managers)
        ---------               ----------------------------


        ____________________________________________________________

        ____________________________________________________________

        ____________________________________________________________

        ____________________________________________________________

        ____________________________________________________________



        Date:___________________


                                    8-29

                               Exhibit 8.09(g)


        This exhibit, according to Plan section 8.09(g), names a person or persons to have the Sponsor's powers not described in subsections (b) through (f) of Plan section 8.09, including the power to suspend benefit payments and the power to cause allocations of Plan Assets. The person is or the persons are determined according to this table.

                                     Specified Power
                             (Suspend benefit payments, cause
        Person(s)            allocations of Plan Assets, etc.)
        ---------            ---------------------------------

        _____________________________________________________________

        _____________________________________________________________

        _____________________________________________________________

        _____________________________________________________________

        _____________________________________________________________




        Date:___________________


                                    8-30

                        CRESTAR FINANCIAL CORPORATION
                      Permanent Executive Benefit Plan
                           As Amended And Restated
                         Effective December 26, 1990

                                  ARTICLE 9

                        TRUST FUND AND RELATED RULES
                        ----------------------------


9.01.   Suspension Periods
        ------------------

        This Plan article 9 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 9 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

9.02.   Trust Agreements
        ----------------

        At the Sponsor's Designee's direction, this Plan's benefits may be funded through a Trust Fund governed by one or more Trust Agreements between the Sponsor and the Trustees and co-Trustees. Any Trust Fund must be managed by the Trustees and co-Trustees according to the Trust Agreements, which are interpreted to be consistent with this Plan. All rights that accrue to any Participant, Beneficiary, or other person are subject to all the terms of any Trust Agreements.

9.03.   Trust Fund; General Amounts; Segregated Amounts
        -----------------------------------------------

        (a)  General.  The Trust Fund includes one or more trusts, as
             --------
             determined by the terms of the Trust Agreements and the Trustees and co-Trustees. The Trust Fund is the entire undistributed amount of all Plan contributions placed in the custody of the Trustees and co-Trustees, adjusted for expenses, gains, and losses. For some purposes, reference is made to General Amounts and Segregated
                                  ------- -------     ----------
             Amounts,
             -------

                                     9-1
             which are two parts of any total Trust Fund.
             Some assets are treated unlike other amounts in any
             Trust Fund because their gains and losses are allocated
             to Accounts that hold those assets (this is not a reference to an Investment Fund, which necessarily must allocate gains and losses only to Accounts invested in that Investment Fund), and those segregated assets are referred to as Segregated Amounts.  The Employer Stock
                            ---------- -------
             Fund, for example, is not a Segregated Amount, but a Participant's Account's shares in a closely held corporation owned only by that Account is a Segregated
             Amount.  The term General Amounts means the entire
                               ------- -------
             Trust Fund reduced by the Segregated Amounts.  For
             purposes other than mere investment tracking, this Plan authorizes the segregation of assets that are either part of the General Amounts or the Segregated Amounts. All segregated assets may be held in one or more trusts established only for segregated assets, all of which are part of the Trust Fund, whether they are General
             Amounts or Segregated Amounts.

        (b)  Trusts and accounts.  At any time, the Sponsor's
             --------------------
             Designee may indicate that it intends that most, if not all, of the contributions for any identifiable portion of this Plan will be in the form of Employer Securities.
             Under those circumstances, any Trustee or any co-
             Trustee or group of co-Trustees who is exclusively responsible for the assets in question must hold such contributions and allocate them to the appropriate trusts and accounts maintained as General Amounts or Segregated Amounts within the Trust Fund for that portion of this Plan. Otherwise, a Trustee or any co-Trustee or group of co-Trustees who is exclusively responsible for the assets in question must hold all Plan Assets that it receives and allocate them to the appropriate trusts and accounts maintained within the General Amounts or Segregated Amounts. As directed by the Administrator

                                     9-2
             according to this Plan's terms, any Trustee or any co-Trustee must reflect allocations of Trust Fund assets to the Benefit Reserve or Suspense Accounts and must reflect allocations of Plan Assets (the assets themselves or the value of the assets, as may be required by the Plan's terms) to individual Participants' Accounts. Income from each trust within the Trust Fund may be accumulated during each Fiscal Year until it is administratively efficient for reinvestment. The determination is made by any Trustee, co-Trustee, or group of co-Trustees who is exclusively responsible for the assets in question. Income from each trust may be reinvested in that trust or invested in other appropriate investments as determined by any Trustee, co-Trustee, or group of co-Trustees who is exclusively responsible for the assets in question pursuant to a Trust Agreement.

9.04.   Valuation of Trust Fund
        -----------------------

        (a)  When section applies.  The remaining provisions of this
             ---------------------
             section are effective only to the extent that the matters covered by those provisions are not otherwise governed in an applicable Trust Agreement.

        (b)  Conclusive.  The valuation of Plan Assets determined
             -----------
             according to this Plan is binding on each Employer, the Participants, and all other persons interested in the Plan and any Trust.

        (c)  General Amounts.  As of each Valuation Date, before
             ----------------
             any adjustments according to subsection (g), the Investment Committee must cause the Trustees and co-Trustees to determine the General Amounts' net worth (at the current fair-market value of the assets) with adjustments according

                                     9-3
             to the terms of the Trust Agreements, and report that value to the Sponsor and the Administrator in writing.

        (d)  Segregated Amounts.  As of each Valuation Date, before
             -------------------
             any adjustments according to subsection (g), the Investment Committee must cause the Trustees and co-Trustees to value (at the current fair-market value of the assets) each identifiable subfund or account that is a Segregated Amount other than an Investment Fund and report the values to the Administrator in writing.

        (e)  Investment Funds.  As of each Valuation Date, before
             -----------------
             any adjustments according to subsection (g), the Investment Committee must cause the Trustees and co-Trustees to value (at the current fair-market value of the assets) each identifiable subfund or account that is an Investment Fund and report the values to the Administrator in writing.

        (f)  Separate investments.  Accounts of any Participants and
             ---------------------
             their Beneficiaries that are segregated in a manner permitted in this Plan or the Trust Agreements and invested separately in specified investment media, Investment Funds, or as Segregated Amounts participate in the Trust Fund according to their interests in those investment media, Investment Funds, or Segregated Amounts and do not participate in increases or decreases in the value of the remaining portions of the General Amounts or of the Trust Fund generally or as a whole.

        (g)  Adjustments.  As of each Valuation Date, each Suspense
             ------------
             Account and each Participant's Account must be adjusted to reflect the Account's allocable share of investment gains and losses from the Trust Fund, distri-butions or transfers from the Account, and additions to the Account since the last Valuation Date.

                                     9-4

             (1)  General expenses.  If Plan expenses are deducted
                  -----------------
                  from the Trust Fund, then expenses that are not identifiably attributable to a specific investment medium, a specific Investment Fund, or Segre-gated Amount must be deducted from all
                  Accounts, pro rata according to the value of the
                            --- ----
                  Accounts otherwise determined on the Valuation Date immediately after or coinciding with the deduction of the expenses (this means, for example, that amounts distributed or transferred from Accounts since the last Valuation Date will not bear any part of the expenses, but amounts added to Accounts since the last Valuation Date will bear part of the expenses).

             (2)  Specific investment, Investment Fund, and
                  -----------------------------------------
                  Segregated Amount expenses.  Plan expenses that
                  ---------------------------
                  are deducted from the Trust Fund and that are identifiably attributable to any specific investment medium, Investment Fund, or Segregated Amount must be deducted from the Accounts invested in
                  that investment medium, Investment Fund, or
                  Segregated Amount, as applicable, pro rata
                                                    --- ----
                  according to the portion of the value of each Account invested in that investment medium, that Investment Fund, or that Segregated Amount, as applicable, otherwise determined on the Valuation Date immediately after or coinciding with the deduction of expenses.

             (3)  Special expenses first.  Any expense deducted
                  -----------------------
                  from the Trust Fund, any special assessment deducted from the Trust Fund, and any penalty or tax paid from the Trust Fund must be allocated as just described and charged against the Accounts, but to the extent that any such charge is caused by an identifiable transaction or the investment in or

                                     9-5
                  receipt of an identifiable asset, the charge must be borne by the Accounts in proportion to their par-ticipation in the transaction or asset causing the charge. Such charges are determined and deducted from each amount invested in a specified investment medium, each Investment Fund, and each Segregated Amount before the Trust Fund's general charges are made against all Accounts for expenses, assessments, penalties, and taxes.

             (4)  Contribution allocations.  Additions attributable to
                  -------------------------
                  Employer contributions are determined and allocated to the appropriate portions of Participants' Accounts as of each Valuation Date.
                  As of each Valuation Date, a Participant's alloca-tions for the period since the last Valuation Date must be divided into portions based on the applicable percentages of the Participant's effective investment elections. Employer
                  Securities purchased by a Trustee for the Plan throughout the period since the most recent allocation are credited to Accounts as of the day on which each portion of each Participant's allocations is credited to a specific investment medium, any Investment Fund, and any Segregated Amount, respectively. A Participant's Accounts' interest in a specific investment medium, any Investment Fund, or any Segregated Amount also must reflect a cash balance to the extent that contributions allocated to that fund have not been invested. Those amounts may be aggregated and invested by the Trustees and co-Trustees according to the Trust Agreements.

             (5)  Contribution income.  As of each Valuation Date,
                  --------------------
                  before crediting any contributions according to paragraph (4) and before crediting income

                                     9-6
                  attributable to a specific investment medium, an Investment Fund, or Segregated Amount according to paragraph (6), each Trustee and co-Trustee must apportion among the Suspense Accounts and the separate Accounts of all Participants the net income or loss earned, which specifically means that each Suspense Account is credited with net earnings as if it were a single Participant's Account, on contributions held by that Trustee or co-Trustee pending investment in the specific in-vestment media, Investment Funds, or Segregated Amounts. That income or loss must be adjusted for expenses according to this Plan section and must be apportioned on the basis of contributions to be allocated according to paragraph (4) for that allocation period.

             (6)  Specific investment, Investment Fund, and
                  -----------------------------------------
                  Segregated Amount income.  As of each
                  -------------------------
                  Valuation Date, before crediting any contributions according to paragraph (4) but after crediting contribution income according to paragraph (5), each Trustee and co-Trustee must apportion among the Suspense Accounts and the separate Accounts of all Participants as of the day after the preceding Valuation Date the net income or loss earned, which specifically means that each Suspense Account is credited with net earnings as if it were a single Participant's Account, by the investment media, Investment Funds, and Segregated Amounts during the month. That income or loss must be adjusted for expenses according to this Plan section and must be apportioned on the basis of the Account balances of the Participants in each investment medium, Invest-

                                     9-7
                  ment Fund, and Segregated Amount as of
                  the day after the preceding Valuation Date.

9.05.   Investment Options
        ------------------

        (a)  When section applies.  The remaining provisions of this
             ---------------------
             section are effective only to the extent that the matters covered by those provisions are not otherwise governed in an applicable Trust Agreement.

        (b)  Participant directions.  Subject to any procedures that are
             -----------------------
             adopted according to this Plan and any Trust Agreement and announced by the Administrator governing the rights of Participants to direct investments, including procedures directed by the Sponsor's Designee, a Partici-pant may direct the Administrator in writing to invest his Account in one or more specified investment media, including an Investment Fund, or otherwise as provided for in this Plan and in any Trust Agreement under which the direction is authorized and approved by the Invest-ment Committee.

        (c)  Changes in investments.  A Participant may change the
             -----------------------
             investment of his Account among any approved funds or other approved investments according to this Plan's procedures and the requirements of any Trust Agreement. The Administrator must announce the dates on which the Participants may change their investments among the investment media approved for the Plan. If any of the investment media are insurance Contracts or investments in insurance Contracts, those investments must be consistent with each applicable Trust Agreement's limitations on insurance investments.

9.06.   Directing the Trustee
        ---------------------

                                     9-8

        (a)  When section applies.  The remaining provisions of this
             ---------------------
             section are effective only to the extent that the matters covered by those provisions are not otherwise governed in an applicable Trust Agreement.

        (b)  Persons who deal with a Trustee or co-Trustee.  Any
             ----------------------------------------------
             person dealing with any Trustee or co-Trustee is not required to determine whether any sale or purchase by that Trustee or co-Trustee has been authorized or directed by an Employer or the Administrator; and each person is fully protected in dealing with any Trustee or co-Trustee in the same manner as if the provisions of this section were not a part of this Plan.

        (c)  Appraisals.  Whenever a Trustee or co-Trustee is
             -----------
             directed to purchase or sell assets in the Trust Fund according to the provisions of the Plan and Trust Agree-ment, that Trustee or co-Trustee in its sole discretion is permitted at the expense of the Sponsor to obtain an appraisal of the value of the assets to be purchased or sold; each Trustee or co-Trustee is fully protected and indemnified by the director whenever purchasing or sell-ing at the appraised value or in refusing to purchase or sell at other than the appraised value.

        (d)  Instructions regarding Employer ERISA Securities.  To
             -------------------------------------------------
             the extent required by other provisions of this Plan and each applicable Trust Agreement, each Trustee and co-Trustee must execute each Participant's, each Special Trustee's, and the Administrator's instructions on all matters involving the purchase, sale, or voting of Employer ERISA Securities and involving the exercise of rights and options pertaining to Employer ERISA Securities.

                                     9-9

        (e)  Compliance with Administrator's directions.  Any
             -------------------------------------------
             Trustee, any co-Trustee, or any other person is not under a duty to question the directions of the Administrator or to question the directions of any other Fiduciary who is authorized in this Plan or in the applicable Trust Agreement to direct that Trustee, co-Trustee, or other person, and each Trustee and co-Trustee must comply as promptly as possible with the Administrator's or such other Fiduciary's directions if those directions are not inconsistent with the terms of the applicable Trust Agreement.

        (f)  Trustee's inability or unwillingness to comply with
             ---------------------------------------------------
             directions.  If a Trustee or co-Trustee receives
             -----------
             instructions or directions from the Sponsor or the Administrator or receives directions from another Fiduciary who is authorized in the applicable Trust Agreement to direct that Trustee or co-Trustee, and if that Trustee or co-Trustee is unable or unwilling to comply with those directions, that Trustee or co-Trustee may resign by giving written notice to the Sponsor within a reasonable time after the receipt of such instructions or directions; and, despite any other provisions in the Trust Agreements, in that event, that Trustee or co-Trustee has no liability to any person for failing to comply with those instructions or directions.

9.07.   Participant-Directed Investments
        --------------------------------

        (a)  When section applies.  The remaining provisions of this
             ---------------------
             section are effective only to the extent that the matters covered by those provisions are not otherwise governed in an applicable Trust Agreement.

        (b)  Conditional effectiveness.  Participant directions
             --------------------------
             according to this Plan section are not effective until the Plan has a Trust Fund at least in part governed by a Trust Agreement

                                    9-10
             allowing Participant directions. Any Trustee or any co-Trustee may decline to serve as Trustee or co-Trustee for all or any portion of the Trust Fund that is subject to Participants' directions according to this Plan section or may so decline as to one or more provisions in this section. Any Trustee or any co-Trustee may so decline at any time by notifying the Sponsor and all other Trustees and co-Trustees (if there are any) in writing when first accepting trustee responsibilities according to a Trust Agreement or, if later, at least thirty days before his notice is effective. A notice according to this subsection must specify all portions of the Trust Fund to which it applies, all provisions of the Plan section to which it applies, and the date or dates on and through which it is effective. Investments may be directed according to this Plan section and any of its subsections only during periods for which at least one Trustee or co-Trustee has not declined to be Trustee or co-Trustee as to that subsection upon which the direction is based and as to the portions of the Trust Fund to and from which the investment is directed. To the extent that there is at least one Trustee or co-Trustee for the Trust Fund or portion of the Trust Fund, however, that Trust Fund or portion must be administered consistent with the regulations and announcements interpreting ERISA section 404(c).

        (c)  Divestment.  Trust Fund assets may not be held in any
             -----------
             portion of the Trust Fund for which there is no person with trustee responsibilities according to the Trust Agreements. If a notice according to subsection (b) would otherwise result in Trust Fund assets remaining in a portion of the Trust Fund for which there is no person with trustee responsibilities, that notice is not effective until either a person who becomes a Trustee or co-
             Trustee assumes those trustee responsibilities or, if earlier, until those assets are

                                 9-11
             transferred to a portion of the Trust Fund for which a Trustee, a co-Trustee, or a group of co-Trustees has not declined trustee responsibilities according to a Trust Agreement. To implement the preceding sentence, the Trustee, co-Trustee, or group of co-Trustees giving the notice may cause the creation of one or more additional Trusts (for example, a separate Trust might be created to hold assets for the Account of a Participant who desires to continue to direct his investments after a Participant-directed-investment provision in this Plan section otherwise would become inoperative) to which the assets in question are sold or transferred as allowed by law.

        (d)  Participant directions limited.  A Participant's directed
             -------------------------------
             investments under this Plan section may not exceed the total value of the Participant's Accounts corresponding to the identified Accounts or portions of Accounts (if any) specified by the Sponsor (for all Participants generally or for any Participant individually) as subject to this section. The Investment Committee may cause any Trustee or co-Trustee to limit Participants' investment choices to an administratively efficient num-ber of specific types of investments or funds, including an Employer Stock Fund. The Investment Committee's limitations on investment choices must not cause the Plan to fail to be an ERISA section 404(c) plan, as described in regulations. Except to the extent that the Sponsor's Designee announces otherwise or it is necessary to satisfy other provisions of this Plan section, Employer Securities held in the Plan are subject to Participant-directed investment. The Investment
             Committee may designate administratively convenient times for Participants to exercise their rights under this Plan section.

                                 9-12

        (e)  Communication of directions.  To the extent that a
             ----------------------------
             Participant may direct investments according to the Plan and any Trust Agreements, unless specifically provided otherwise according to this Plan section, that Participant's investment directions may be communicated to the Administrator at intervals and times acceptable to the Administrator. A Participant's investment directions under this Plan section are continuing directions until a timely request for a change in investments is received by the Administrator. To the extent that a Participant may direct investments according to the Plan and any Trust Agreement, unless specifically provided otherwise in this Plan section or in an applicable Trust Agreement, until that Participant's first timely investment is effective, that portion of that Participant's Account must be invested according to the decisions of the Trustee or each co-
             Trustee having custody of those Plan Assets.  The
             Investment Committee may direct the Administrator to change and announce a different minimum notice period for Participant directions (and direction changes) under this Plan section or any of its subsections and also to change and announce the date or one or more dates during the year on which Participant directions will be executed.

        (f)  Directed investments.  Except as provided in subsections
             ---------------------
             (g), (l), and (m), as to any Account or portion of his Account that is subject to his own investment directions according to this Plan and a Trust Agreement, a Participant may direct the investment of his Account into any investment permissible under this Plan, including any of the Trust Fund's Investment Funds or Segregated Amounts that are investment media approved by the Investment Committee. To direct investments, a Par-ticipant must complete the appropriate forms provided by the

                                 9-13

             Administrator and return those forms to the Adminis-trator no later than the dates announced by the Adminis-trator.

        (g)  Percentage limitations.  This subsection applies to an
             -----------------------
             Account or a portion of an Account to the extent that a Participant may direct investments from that Account or portion according to this Plan and a Trust Agreement, but if another subsection within this Plan section governs an identified Account or portion of an Account and contains conflicting provisions, any specific provision of this subsection is superseded and adjusted as to that identified Account or portion of an Account to the extent that the adjustment is necessary to have this subsection operate consistently with the provisions of that other subsection. Subject to any contrary determinations announced by the Administrator or by the Sponsor's Designee, a Participant's investment directions must be in whole percentages and in increments of twenty-five percent of his Account. The Sponsor's Designee's determinations according to the preceding sentence supersede the Administrator's and may apply on an individual Participant basis. A Participant's directions must cover the entire amount of his Account. A
             Participant may direct the investment of his Account into one or more funds or media as long as those directions do not result in an investment in one fund of less than twenty-five percent (or that other percentage announced by the Administrator) of the Participant's Account. The minimum amount that a Participant may transfer from one Investment Fund or other investment medium to another must be at least twenty-five percent of that Participant's Account (or such lesser or greater percentage figure announced by the Administrator) or, if less, the entire amount of that Participant's investment in that investment medium or Investment Fund.

                                 9-14

        (h)  Direction by Participants.  Subject to the limitations of
             --------------------------
             subsection (b) and to any minimum notice periods announced by any Trustee or co-Trustee (on behalf of himself or other co-Trustees) at the Administrator-certified written direction of any Participant (but not--after the Participant has died--the Participant's Beneficiaries), each Trustee, co-Trustee, or group of co-Trustees with custodial responsibility for the assets in question must separate the value requested and must after that invest and reinvest and otherwise deal with that General Amount or Segregated Amount as directed by the Participant, identifying the new assets for an appropriate part of the Trust Fund. A Participant may not direct investments into disability or health insurance until the Sponsor's Designee has authorized such investments. A Participant may direct investments into securities of an Employer or an Affiliate or in Qualifying Employer Real Property if the Trustee, co-Trustee, or group of co-Trustees with custodial responsibility for the assets in question has agreed to allow Participants to make such directions, but a Trustee, co-Trustee, or group of co-Trustees may not be directed to make such investments if the seller is unwilling to sell. The preceding provision will not be deemed to prevent an Employer from contributing Qualifying Employer Real Property or Securities of the Employer or an Affiliate. If the Sponsor's Designee or the Investment Committee has authorized such transactions, by mutual consent of the Participants involved, as evidenced by written directions according to this Plan section, two or more Participants may exchange assets forming part of their respective Accounts that are Segregated Amounts subject to their respective individual investment directions, and if necessary, the Trustee, co-Trustee, or group of co-Trustees with custodial responsibility must transfer the assets to and from the appropriate segregated trusts forming part of the

                                    9-15

             Trust Fund. By directions similar to those that create an investment in an Investment Fund or a Segregated Amount according to this Plan section, a Participant may direct that all or part of the value of his Account that is subject to his own investment directions be returned to the investment control of the Trustee as of any future Valuation Date.

        (i)  Creation of funds.  The Sponsor's Designee or the
             ------------------
             Investment Committee may direct one or more Trustees or co-Trustees to create an Employer Stock Fund (to hold Employer Stock) as an investment fund into which Participants may direct the investment of their Accounts.

        (j)  Fund for Nondirected Accounts.  The remaining
             ------------------------------
             provisions of this subsection are effective only when the Investment Committee (with the consent of the Sponsor's Designee) so announces. If a Participant chooses not to direct the investment of all or part of his Account, his Account or that portion of his Account that is otherwise subject to his direction according to this Plan's subsections must be invested in a cash-equivalent investment until he directs otherwise. Each Participant must receive information, including any prospectuses or reports, about the expected rate of return on amounts that are invested in a cash-equivalent investment and the safety of that investment.

        (k)  Other Participant rights.  To the extent that the Sponsor's
             -------------------------
             Designee and the Investment Committee have agreed to permit it and have so announced to all affected Partici-pants selected by the Sponsor's Designee, each Participant's right to direct investment and reinvestment includes the Participant's right to select a broker, salesman, or agent to execute the investment orders. To the extent that the Sponsor's Designee and the Investment Committee have agreed to permit it and have so announced to all affected

                                9-16

             Participants selected by the Sponsor's Designee, each Participant may designate one or more Investment Managers to manage all or part of his Account. To the extent that the Sponsor's Designee and the Investment Committee have agreed to permit it and have so announced to all affected Participants selected by the Sponsor's Designee, each Participant may also delegate his right to select investments and reinvestments and to select brokers, salesmen, or agents. If a Participant dies before his Account is totally distributed, all of that Participant's rights, powers, and control according to this Plan section immediately terminate.

        (l)  Separation from Service.  The remaining provisions of
             ------------------------
             this subsection are effective only when the Investment Committee (with the consent of the Sponsor's Designee) so announces. If a Participant is Separated from Service and his Account is to be distributed in installments or if distribution is to be delayed more than six months after the normal payment date for a single-sum distribution, that Participant's Account for postponed distributions may be invested in a cash-equivalent investment as of the first day of the Plan Year coincident with or immediately after the date of the election that makes this subsection applicable to his Account.

        (m)  Post-employment rights.  To the extent that the
             -----------------------
             Sponsor's Designee and the Investment Committee have agreed to permit it and have so announced to all affected Participants selected by the Sponsor's Designee, if a Participant terminates employment with the Employers and becomes an employee of another employer that has an employee-benefit plan in which the Participant is eligible for coverage and that allows such a transfer, the Participant may direct that the Participant's Nonforfeit-able Accrued

                                9-17

             Benefit be transferred to that other plan. That direction, to be effective, must be in writing and must be received by each Trustee so directed within sixty days after the last day of the Plan Year of the Participant's termination. Upon his termination of employment with the Employers, a Participant's rights to direct investments according to this Plan section stop as to all portions of his Accounts that are Forfeitable.

        (n)  Trustee exoneration.  To the extent permissible according
             --------------------
             to law, each Trustee and co-Trustee has no further investment responsibility for assets that become part of an Investment Fund or a Segregated Amount at a Participant's direction and has no liability or responsibility for any value lost in a Participant's Account attributable to assets that become part of an Investment Fund or a Segregated Amount at a Participant's direction. In the absence of Participant directions or another Fiduciary's directions according to this section, each Trustee and co-Trustee is free to proceed without the concurrence or affirmative expression of an Employer, any Participant, or any other person to handle, manage, control, invest, and reinvest the Trust assets under the powers granted in his Trust Agreement with the same force and effect as if this sec-tion were not a part of the Plan.

        (o)  Participant-provoked appraisals.  Whenever any Trustee,
             --------------------------------
             co-Trustee, or group of co-Trustees is directed on behalf of a Participant according to this Plan and a Trust Agreement to purchase or sell assets that are not part of an Investment-Committee-approved Investment Fund or are not going to be part of such a fund in the Trust Fund, that Trustee, co-Trustee, or group in its sole discretion is permitted at the expense of the directing Participant to obtain an appraisal of the value of the assets to be

                                9-18
             purchased or sold; that Trustee, co-Trustee, or group is fully protected and indemnified by that Participant whenever purchasing or selling at the appraised value or in refusing to purchase or sell at other than the appraised value.

        (p)  Voting stock from Participant directions. Except to the
             -----------------------------------------
             extent that the stock in question is an Employer Security and its voting rights are otherwise specified in this Plan (see Plan section 9.08, entitled "Voting of Shares") or a Trust Agreement, when any Trustee, co-Trustee, or group of co-Trustees holds voting stock as a Segregated Amount because of a Participant's directions on investment, if that stock is not traded on an established securities exchange or an over-the-counter market, and if it represents more than five percent of the voting power of its class of stock issued and outstanding, then--to the extent and in the manner provided by the applicable governing statute--the Trustee, co-Trustee, or group must exercise in favor of the appropriate Participant a proxy or proxies, valid for the maximum period of time permitted under the applicable statute governing the execution of the proxies, entitling the Participant fully to exercise the voting and consent or dissent rights of shareholders of the particular class, series, or type of shares so acquired or held.

        (q)  Charges and expenses.  A Participant's Account may not
             ---------------------
             be charged for the reasonable expenses of carrying out that Participant's investment directions, unless that Participant was informed of that fact before those directions were implemented. Each Participant must also receive periodic reports on the actual expenses attributable to effecting his directions and the amounts of any assessment against his Account.

                                9-19

9.08.   Voting of Shares
        ----------------

        (a)  When section applies.  The remaining provisions of this
             ---------------------
             section are effective only to the extent that the matters covered by those provisions are not otherwise governed in an applicable Trust Agreement.

        (b)  Trustee's exercise of rights regarding Employer
             -----------------------------------------------
             Securities.  The provisions of this subsection are subject
             -----------
             to the provisions in the remaining subsections of this Plan section. The provisions of this subsection apply to all of the Trust Fund's Employer Securities. Employer Securities held in the Trust Fund may be voted by any Trustee or co-Trustee only according to the written instructions of the Participant for whose Account those assets are held. Shares unallocated as of any voting record date or shares as to which the Trustee receives no written instructions must be voted in accordance with the written instructions of the Investment Committee acting as co-Trustee. Options and other rights (for example, tender rights) inuring to the benefit of Employer Securities allocated to a Participant's Account may be exercised by any Trustee or co-Trustee only according to the written instruction of the Participant for whose Account those assets are held. Options and similar rights (for example, tender rights) inuring to the benefit of unallocated shares or assets must be exercised by a Trustee or a co-Trustee according to the written instructions of the Investment Committee acting as co-Trustee. Participant directions under this section may be itemized or a general (blanket) direction or authorization.

        (c)  Taxation.  If the exercise of an option or other right not
             ---------
             involving an investment decision would result in current income taxation to the Participant, that option or right may

                                9-20
             be exercised by each affected Trustee or co-Trustee only upon the written instruction of the Investment Committee acting as a co-Trustee and, despite this Plan section's other provisions--unless those provisions must be honored to allow this Plan to continue as intended according to the Plan section entitled "Qualification intended" (see Plan section 3.02(b))--not upon the Participant's instruction. The Investment Committee's directions under this subsection may be itemized or a general (blanket) authorization.

        (d)  Information to Participants.  Whenever a Participant's
             ----------------------------
             right to direct voting or a similar right (such as a tender right) is at hand, the Investment Committee must see that the Participants receive all notices, prospectuses, financial statements, proxies, and proxy solicitation materials relating to Employer Securities held for their Accounts.

                                9-21

                        CRESTAR FINANCIAL CORPORATION
                      Permanent Executive Benefit Plan
                           As Amended And Restated
                         Effective December 26, 1990



                                 ARTICLE 10

                               ADMINISTRATION
                               --------------


10.01.  Fiduciaries, Allocation of Responsibility
        -----------------------------------------

        (a)  Suspension Periods.  This Plan article 10 reserves to the
             -------------------
             Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 10 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

        (b)  Named Fiduciaries.  This Plan's Named Fiduciaries are
             ------------------
             the Sponsor, the Administrator, any Alternate Administrators, the Investment Committee, the Standing Committee (whenever there is one), and each Trustee or co-Trustee. This Plan's Named Fiduciaries include the Primary Administrator and the Primary Trustee under the Crestar Financial Corporation OMNI Trust Agreement.
             Each Named Fiduciary is severally liable for its respon-sibilities according to the terms of this Plan.

        (c)  Multiple-person Fiduciaries.  A Fiduciary may be made
             ----------------------------
             up of more than one person (as defined in ERISA sec-tion 3(9) and for this Plan, a person includes an individual, a partnership, a joint venture, a corporation, a mutual company, a joint-stock company, an unincorporated organization, an association, or an employee organization). A multiple-person Trustee is made up of co-Trustees. A multiple-person Administra-tor is made up of Administrator-

                                    10-1
             members. The Standing Committee (whenever there is one) is made up of Standing Committee-members. A multiple-person Fiduciary is made up of Fiduciary-members (general references to multiple-person Fiduciaries include a multiple-person Administrator and any Standing Committee). In describing notices, responsibilities, liability limitations, and the like, this Plan's references to a Trustee extend to each co-Trustee, its references to an Administrator extend to the constituent Administrator-members, its references to an Alternate Administrator extend to the constituent Alternate Administrator-members, its references to the Standing Committee extend to each Standing Committee-member, and its references to any Fiduciary extend to the constituent Fiduciary-members. Any Fiduciary may require the Sponsor to certify in writing to it the names of those persons who constitute a multiple-person Fiduciary. A Fiduciary may rely on such a certification it receives and may assume that those persons continue to constitute that Fiduciary until a new certificate is received.

        (d)  Sponsor.  Except as provided in this article, only the
             --------
             Sponsor's Designee may name the Investment Com-mittee, the Administrator, the Alternate Administrators, and additional or successor Trustees or co-Trustees. Except as provided in this article, only the Sponsor's Designee may designate other Named Fiduciaries.

        (e)  Trustee.  Except as provided in any Trust Agreements,
             --------
             each Trustee or co-Trustee has exclusive responsibility for the control and management of the portion of the Trust Fund placed in that Trustee's or co-Trustee's custody. If an Investment Manager is appointed according to a Trust Agreement, the Trustee or each co-Trustee under that Trust Agreement is released from any obligation or liability for

                                    10-2
             the management, investment, or control of the assets for which the appointment is made.

        (f)  Administrator.  The Administrator has only the responsi-
             --------------
             bilities described in this Plan, the responsibilities described in the Crestar Financial Corporation OMNI Trust Agreement (some of which responsibilities are denominated as Primary Administrator responsibilities), and the responsibilities delegated by the Sponsor's Designee and accepted by the Administrator. Except to the extent provided in this Plan and in the Crestar Financial Corporation OMNI Trust Agreement, the Administrator has no responsibility for the control or management of any Trust Fund assets, Plan Assets, or assets of Associated Plans.

        (g)  Alternate Administrator.  An Alternate Administrator
             ------------------------
             becomes the Administrator under certain circumstances described in this Plan article.

        (h)  Standing Committee.  The Standing Committee
             -------------------
             (whenever there is one) is a Fiduciary for this Plan and a fiduciary for all plans denominated as "Participating Plans" according to the Crestar Financial Corporation
             OMNI Trust Agreement, but only to the extent that the Standing Committee must participate in the selection or removal of this Plan's Fiduciaries, the selection or removal of fiduciaries for the Crestar Financial Corporation OMNI Trust, and in the suspension and restoration of powers as described in this Plan article and in Plan article 8.

        (i)  Lack of designation.  Except as provided in this article
             --------------------
             and in Plan article 8, all responsibilities not specifically delegated to another Named Fiduciary remain with the Sponsor, including designating all additional Fiduciaries

                                    10-3
             not named in this Plan or a Trust Agreement. Responsibility for funding is determined according to Plan article 3. Except as provided in this Plan article and in Plan article 8, the Sponsor's Designee has the power to delegate Fiduciary responsibilities not specifically delegated by the terms of this Plan or a Trust Agreement. A delegation may be made to any indivi-dual or entity. Except as provided in this Plan article and in Plan article 8, each person to whom Fiduciary responsibility is delegated serves at the Sponsor's pleasure and for the compensation determined in advance by the Sponsor and that person, except as prohibited by law. A person to whom Fiduciary responsibility is delegated may resign after thirty days' notice in writing delivered to the Sponsor. Except as provided in this Plan article and in Plan article 8, the Sponsor's Designee may make additional delegations, including delegations occasioned by resignation, death, or other cause, and including delegations to successor Administrators or members of the Administrator, successor Alternate Administrators or members of Alternate Administrators, successor Investment Committees or members of the Investment Committee, and additional or successor Trustees or co-Trustees.

        (j)  Allocation of responsibility.  This Plan and each Trust
             -----------------------------
             Agreement allocate to each Named Fiduciary the individual responsibilities assigned. Responsibilities are not shared by Named Fiduciaries unless the sharing is provided specifically in this Plan or a Trust Agreement.

        (k)  Separate liability.  Whenever one Named Fiduciary is
             -------------------
             required by the Plan or a Trust Agreement to follow the directions of another Named Fiduciary, the two have not been assigned to share the responsibility. The Named Fiduciary giving directions bears the sole responsibility for

                                    10-4
             those directions, and the responsibility of the Named Fiduciary receiving those directions is to follow those directions as long as on their face the directions are not improper under applicable law.

10.02.  Administrator Appointment, Removal, Successors, Except
        ------------------------------------------------------
        During a Suspension Period
        --------------------------

        (a)  Application of section.  The remaining provisions of this
             -----------------------
             Plan section 10.02 are effective during any period that is not a Suspension Period.

        (b)  Administrator appointment.  The Sponsor's Designee
             --------------------------
             may name the Administrator to administer the Plan.
             There may be one or more individuals or entities acting as the Administrator under this Plan, as the Sponsor's Designee determines. If there is no Administrator, the Sponsor is the Administrator until a different Adminis-trator is named and accepts its responsibilities under this Plan and under the Crestar Financial Corporation OMNI
             Trust Agreement. According to the same procedures that apply to the appointment of a successor member, addi-tional individuals and entities may be appointed to become members of the Administrator.

        (c)  Administrator resignation, removal.  If the Administrator
             -----------------------------------
             is not made up of more than one person, that Administrator may resign on thirty days' notice in writing to the Sponsor. If the Administrator is made up of more than one person, any of those persons may resign on thirty days' notice in writing to the Sponsor. The Sponsor may remove the Administrator or any Administrator-member by thirty days' written notice to the Administrator or to the Administrator-member in question. The Sponsor and the Administrator

                                    10-5
             or a Administrator-member may agree to a shorter notice period for resignation or removal.

        (d)  Successor Administrator appointment.  If the Adminis-
             ------------------------------------
             trator resigns or is removed or otherwise ceases to serve, or if all of the persons who make up the Administrator resign or are removed or otherwise cease to serve, the Sponsor's Designee may appoint a successor
             Administrator. A successor Administrator appointed according to this subsection has the same qualifications as the original Administrator.

        (e)  Successor Administrator-member appointment.  If an
             -------------------------------------------
             Administrator-member resigns or is removed or otherwise ceases to serve, the Sponsor's Designee may appoint a successor member. An additional Administrator-member or successor Administrator-member has the same qualifications as the original Administrator-members.

        (f)  Qualification.  Each successor Administrator, each
             --------------
             person who is a successor to an Administrator-member, and each additional Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Sponsor in a form satis-factory to the Sponsor's Designee; each successor with-out further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as the Administrator or as an Administrator-member in this Plan. An Administrator's acceptance must include an agreement to serve as Primary Administrator under the Crestar Financial Corporation OMNI Trust Agreement, subject to this Plan's removal and resignation provisions, during each Suspension Period and

                                    10-6
             during any other period in which no individual or entity is that Primary Administrator.

10.03.  Administrator Appointment, Removal, Successors During a
        -------------------------------------------------------
        Suspension Period
        -----------------

        (a)  Application of section.  Except as described in this
             -----------------------
             subsection, the remaining subsections of this Plan
             section 10.03 are effective only during a Suspension Period. The first sentence of the subsection (e) is effective at all times, subject to Plan article 8.

        (b)  General.  There may be one or more individuals or
             --------
             entities acting as the Administrator under this Plan.

        (c)  Suspension of Sponsor's powers.  The Sponsor may not
             -------------------------------
             appoint or remove the Administrator, any successor
             Administrator, any Administrator-member, or any successor or additional Administrator-member.

        (d)  Removal.  When a Trigger Event occurs, if the
             --------
             Administrator or an Administrator-member is the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, that Administrator or Administrator-member is removed and the Alternate Administrator that is next in line (according to the exhibit referred to in Plan section 10.05(b)) to become the successor Administrator succeeds the departing Administrator. If the Administrator or an Administrator-member later determines that it is the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, that Administrator or Administrator-member must immediately provide all other Administrator-members and the Alternate Administrator that is next in line (according to the exhibit referred to in Plan section 10.05(b)) to become the successor Administrator with written notice of that

                                    10-7
             relationship; that Administrator or Administrator-member is removed and that Alternate Administrator that is next in line to become the successor Administrator succeeds the departing Administrator. If there are no Alternate Administrators to succeed an Administrator according to this subsection, the Standing Committee (if there is one) is the Alternate Administrator. Removal of an Administrator under this subsection is effective immediately if there is a successor Administrator under this subsection. If there is no successor Administrator under this subsection (because there are no Alternate Administrators), the departing Administrator (even if that entity is the Sponsor itself, another Employer, an ERISA Affiliate, or a Related Entity) must immediately apply to a court of competent jurisdiction to have a successor appointed; removal of the Administrator (even if that entity is the Sponsor itself, another Employer, an ERISA Affiliate, or a Related Entity) is not effective until a successor is so appointed and begins his service as Administrator.

        (e)  Removal for interest.  The remaining provisions of this
             ---------------------
             subsection are not effective until the Sponsor's Designee announces that they are effective, but only to the extent that those provisions allow a Fiduciary other than the Standing Committee to remove an Administrator or Administrator-member. Even if an Administrator or Administrator-member is not the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, the Standing Committee (whenever there is one) or any other
             Fiduciary may suggest the removal of the Administrator or an Administrator-member by providing written notice as described in the next two sentences. In the case of the Administrator, the notice must be provided to the Administrator and the Sponsor; in the case of an Administrator-member, the notice must be provided to the

                                    10-8

             Sponsor, the affected member, and to all other Administrator-members. The written notice must state that, in the opinion of the Standing Committee or that other Fiduciary, that Administrator or Administrator-member should not continue to serve because of the existence of or the appearance of control or an interest that is inconsistent with that Administrator's or Administrator-member's ability to act for the benefit of the Participants under the Plan. In the case of action by the Standing Committee, the removal is effective (and the Administrator's successor is determined) as if it had occurred under the preceding subsection. In the case of action by another Fiduciary, if the Administrator or Administrator-member does not consent to the proposed removal, then to pursue the removal, the proposing Fiduciary must provide to one or more other Fiduciaries the written notice described in the prior sentence. If one other Fiduciary consents to the proposed removal, the removal is effective (and the Administrator's successor is determined) as if it had occurred under the preceding subsection. If at least one other Fiduciary does not consent to the proposed removal (or if there are no other Fiduciaries and the Administrator or Administrator-member that is targeted for removal does not consent to the removal), then the matter must be resolved by arbitration, to be held in Richmond, Virginia in accordance with the rules and procedures of the American Arbitration Association. All costs, fees, and expenses of any arbitration in accordance with this subsection that results in removal shall be borne by and be obligation of the removed Administrator or Administrator-member. All costs, fees, and expenses of any such arbitration that does not result in removal shall be borne by and be the obligation of the Sponsor.
             Removal of an Administrator under this subsection is effective (and the

                                    10-9

             Administrator's successor is determined) as if it had occurred under the preceding subsection.

        (f)  Resignation.  The Administrator may resign on thirty
             ------------
             days' notice in writing to the Alternate Administrator that is next in line (according to the exhibit referred to in Plan section 10.05(b)) to become the successor
             Administrator. The Administrator and that Alternate Administrator may agree to a shorter notice period. If there is no Alternate Administrator to become the successor Administrator, then the Administrator's resignation cannot be effective until he appoints a successor Administrator and until that successor begins his service as Administrator. Alternatively, the resigning Administrator may apply to a court of competent jurisdiction to have a successor appointed; and the Administrator's resignation is not effective until a successor is so appointed and begins his service as Administrator. Any Administrator-member (but not the sole remaining member of an Administrator) may resign on thirty days' notice in writing to the remaining members of that Administrator. The Administrator-members may agree to a shorter notice period. A sole remaining member's resignation must comply with subsection (f) of this section.

        (g)  Successor appointment.  A successor Administrator may
             ----------------------
             not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each successor Administrator is subject to all of this section's provisions.

        (h)  Additional and successor Administrator-members;
             -----------------------------------------------
             continuing service.  The Administrator may appoint
             -------------------
             additional and successor Administrator-members. An additional or successor Administrator-member may not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each additional and successor

                                    10-10

             Administrator-member is subject to all of this section's provisions. Subject to this section's provisions on removal and resignation, the Administrator and each Administrator-member continue to serve.

        (i)  Qualification.  Each person who is a successor to an
             --------------
             Administrator-member and each additional
             Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Administrator in a form satisfactory to the Administrator; each successor Administrator may qualify after appointment by executing, acknowledging, and delivering acceptance to the predecessor Administrator in a form satisfactory to that predecessor; each successor without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as the Administrator or as an Administrator-member in this Plan. An Administrator's acceptance must include an agreement to serve as Primary Administrator under the Crestar Financial Corporation OMNI Trust Agreement, subject to this Plan's removal and resignation provisions, during each Suspension Period and during any other period in which no individual or entity is that Primary Administrator.

10.04.  Alternate Administrator Appointment, Removal, Successors,
        ---------------------------------------------------------
        Except During a Suspension Period
        ---------------------------------

        (a)  Application of section.  The remaining provisions of this
             -----------------------
             Plan section 10.04 are effective during any period that is not a Suspension Period.

        (b)  Alternate Administrator appointment.  The Sponsor's
             ------------------------------------
             Designee may name one or more Alternate Adminis-trators.

                                    10-11

             At any time, the identities of any Alternate Administrators must be reflected in an exhibit to this Plan. If there is more than one Alternate Administrator, the exhibit must list those Alternate Administrators in order of appointment (the earliest appointed Alternate Administrator must be listed first, etc.). The exhibit must be revised each time an Alternate Administrator is appointed or removed or resigns. There may be one or more individuals or entities acting as a single Alternate Administrator under this Plan, as the Sponsor determines. According to the same procedures that apply to the appointment of a successor member, addi-tional individuals and entities may be appointed to become members of an Alternate Administrator.

        (c)  Alternate Administrator resignation, removal.  If an
             ---------------------------------------------
             Alternate Administrator is not made up of more than one person, that Administrator may resign on sixty days' notice in writing to the Sponsor. If an Alternate Admin-istrator is made up of more than one person, any of those persons may resign on thirty days' notice in writ-ing to the Sponsor. The Sponsor may remove an Alternate Administrator or any Alternate Administrator-member by sixty days' written notice to the Alternate Administrator or to the Alternate Administrator-member in question. The Sponsor and an Alternate Administrator or an Alternate Administrator-member may agree to a shorter notice period for resignation or removal.

        (d)  Successor Alternate Administrator-member appointment.
             -----------------------------------------------------
             The Sponsor's Designee may appoint additional or successor Alternate Administrator-members. An additional or successor Alternate Administrator-member has the same qualifications as original Alternate Administrator-members and is appointed in the same way.

                                    10-12

        (e)  Qualification.  Each Alternate Administrator, each person
             --------------
             who is a successor to an Alternate Administrator-member, and each additional Alternate Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Sponsor in a form satisfactory to the Sponsor; each successor member without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each addi-tional person is similarly vested, just as if originally named as an Alternate Administrator-member in this Plan.

10.05.  Alternate Administrator Appointment, Removal, Successors
        --------------------------------------------------------
        During a Suspension Period
        --------------------------

        (a)  Application of section.  The remaining provisions of this
             -----------------------
             Plan section 10.05 are effective only during a Suspension
             Period.

        (b)  Alternate Administrator appointment.  There may be one
             ------------------------------------
             or more individuals or entities acting as Alternate Administrators under this Plan. The Administrator may appoint one or more Alternate Administrators. At any time, the identities of the Alternate Administrators must be reflected in an exhibit to this Plan. If there is more than one Alternate Administrator, the exhibit must list those Alternate Administrators in order of appointment
             (the earliest appointed Alternate Administrator must be listed first, etc.). When the Plan section entitled "Administrator Appointment, Removal, Successors
             During a Suspension Period" (see Plan section 10.03) refers to the Alternate Administrator that is next in line to become the successor Administrator, that section refers to the Alternate Administrator that is listed first on the exhibit. The Administrator must revise the exhibit each time an

                                    10-13

             Alternate Administrator is appointed or resigns. An Alternate Administrator may not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each Alternate Administrator is subject to all of this section's provisions.

        (c)  Suspension of Sponsor's powers.  The Sponsor may not
             -------------------------------
             appoint or remove any Alternate Administrator, any Alternate Administrator-member, or any successor or additional Alternate Administrator-member.

        (d)  Removal; resignation.  An Alternate Administrator or an
             ---------------------
             Alternate Administrator-member cannot be removed, although an Alternate Administrator that becomes a successor Administrator is subject to removal under the Plan sections entitled "Administrator Appointment, Removal, Successors, Except During a Suspension
             Period" and "Administrator Appointment, Removal, Successors During a Suspension Period" (see Plan section 10.02 and Plan section 10.03). An Alternate Administrator or any Alternate Administrator-member may resign on thirty days' notice in writing to the Administrator. The Alternate Administrator or an Alternate Administrator-member and the Administrator may agree to a shorter notice period.

        (e)  Additional and successor Alternate Administrator-
             -------------------------------------------------
             members; continuing service.  An Alternate
             ----------------------------
             Administrator may appoint additional and successor
             Alternate Administrator-members. An additional or successor Alternate Administrator-member may not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each additional and successor
             Alternate Administrator-member is subject to all of this section's provisions. Subject to this section's provisions on removal and

                                    10-14
             resignation, each Alternate Administrator and each Alternate Administrator-member continue to serve.

        (f)  Qualification.  Each Alternate Administrator, each person
             --------------
             who is a successor to an Alternate Administrator-member, and each additional Alternate Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Administrator in a form satisfactory to the Administrator; each successor member without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as an Alternate Administrator-member in this Plan.

10.06.  Operation of Administrator
        --------------------------

        (a)  Rules and guidelines.  The Administrator must
             ---------------------
             communicate to each appropriate administrator of a Participating Plan under the Crestar Financial
             Corporation OMNI Trust Agreement all information received from a Trustee, any co-Trustee, and Employers relating to that Participating Plan's administration. The Administrator may adopt or amend rules and guidelines that the Administrator considers desirable to govern the Administrator, successor Administrators, and
             Participating Plans' administrators generally. The Administrator's rules adopted or amended according to this subsection must be communicated to the Primary
             Trustee of the Crestar Financial Corporation OMNI Trust and may not cause an administrator of a Participating
             Plan under the Crestar Financial Corporation OMNI
             Trust Agreement to act in any way that is prohibited by that administrator's Participating Plan or to fail to act in any way that is required by that Participating Plan.

                                    10-15

        (b)  Records.  The Administrator must keep a record of all of
             --------
             its proceedings and acts and all other data related to its responsibilities under this Plan and under the Crestar Financial Corporation OMNI Trust Agreement. The Administrator must keep a record of all of its proceedings and acts and all other data necessary for the proper administration of the Trust Fund and the assets of the Crestar Financial Corporation OMNI Trust. The Administrator must notify each relevant Trustee or co-Trustee of any Administrator action other than routine administrative actions and must notify any other person when notice to that other person is required by law.

        (c)  Multiple-person Administrator's acts and decisions.  A
             ---------------------------------------------------
             multiple-person Administrator's acts and decisions must be made by a majority vote if the number of persons who constitute the Administrator is three or more; otherwise, such acts and decisions must be by unanimous vote. A meeting of all members of a multiple-person Administrator need not be called or held to make decisions or take any action. Decisions may be made or action taken by written documents signed by the required number of members. If the Administrator-members are deadlocked, subject to the provisions of this article and Plan article 8, the Sponsor or, during a Suspension Period, the Standing Committee (whenever there is one) must make the determination, and that determination is binding on all persons. An Administrator-member is not disqualified from exercising the powers conferred in this Plan or in the Crestar Financial Corporation OMNI Trust Agreement merely because he is a Participant or a Par-ticipant's Beneficiary.

        (d)  Delegations by a multiple-person Administrator.  The
             -----------------------------------------------
             Administrator-members may delegate to one or more of their number authority to sign documents on behalf of the

                                    10-16

             Administrator or to perform ministerial acts, but no member to whom that authority is delegated may per-form an act involving the exercise of discretion without first obtaining the concurrence of the required number of other members, even though the one alone may sign a document required by third parties. Without any desig-nation from the other members, one Administrator-member may execute instruments or documents on behalf of the Administrator until the other members object in writing and file that objection with the Sponsor.

10.07.  Standing Committee Appointment, Succession, Operation
        -----------------------------------------------------

        (a)  Standing Committee generally.  This Plan provides for a
             -----------------------------
             Standing Committee but does not require a Standing Committee. If there is a Standing Committee, this Plan section governs that committee. The Standing
             Committee is a Fiduciary with limited but special func-tions. The Standing Committee's primary mission is to determine whether--during Suspension Periods--other individuals or entities proposed as or actually acting as Fiduciaries under this Plan and as fiduciaries under the Crestar Financial Corporation OMNI Trust Agreement are independent. Upon any adverse determination, the Standing Committee must not consent to that individual's or entity's service as a Fiduciary under this Plan or as a fiduciary under the Crestar Financial Corporation OMNI Trust Agreement.

        (b)  Appointment.  There are three seats on the Standing
             ------------
             Committee. Subject to the provisions of this article and Plan article 8, the Sponsor's Designee names the first three members of the Standing Committee. The
             Sponsor's Designee must nominate individuals for membership on the Standing Committee until three have accepted in writing

                                    10-17
             delivered to the Sponsor or, during a Suspension Period, to the Administrator.

        (c)  Resignation, removal.  A Standing Committee-member
             ---------------------
             may resign on thirty days' notice in writing to each other member of the Standing Committee. An individual may not be removed as a Standing Committee-member unless the remaining members unanimously agree after one of the other Standing Committee members or the Administrator has proposed that removal to all of the Standing Committee-members in writing (with a copy to the Standing Committee-member proposed for removal) on the grounds of legal incompetence (e.g., the need for a guardian for some personal matters) or on the grounds of bias inimical to the Standing Committee's duty to objectively determine the independence of other Fidu-ciaries under this Plan or other fiduciaries under the Crestar Financial Corporation OMNI Trust Agreement.

        (d)  Successor appointment.  Each Standing Committee-
             ----------------------
             member's successor is always known before that successor is required to serve. The successor Standing Committee-member for each current member's seat must be recorded on a roster given by the Standing Committee to the Administrator. By written notice to other current members, each Standing Committee-member nominates his own successor. Each successor must be confirmed by one current member other than the member nominating him. Confirmation may be accomplished at a meeting or by written notices to all Standing Committee-members from a confirming member. If a Standing Committee-member's nominee of his successor is affirmatively disapproved by two current members in a meeting or in written notices without a meeting, the current member whose nominee has been rejected must propose another nominee. A nominee

                                    10-18
             who has not been rejected or confirmed within ninety days after his nomination has been proposed in writing (measured from the time that the notice is delivered or currently posted to the last-receiving member) is automatically confirmed.

        (e)  Rules and guidelines.  The Standing Committee must
             ---------------------
             communicate to each appropriate Standing Committee-member any rules and guidelines that the Standing Committee considers desirable to govern the Standing Committee according to this Plan and the Crestar Financial Corporation OMNI Trust Agreement. The Standing Committee's rules adopted or amended according to this subsection must be communicated to the Administrator.

        (f)  Records.  The Standing Committee must keep a record
             --------
             of all of its proceedings and acts and all other data related to its responsibilities under this Plan and the Crestar Financial Corporation OMNI Trust Agreement.
             The Standing Committee must keep a record of all of its proceedings and acts and all other data necessary for the proper administration of the Plan and the Crestar Financial Corporation OMNI Trust Agreement.

        (g)  Standing Committee's acts and decisions.  The Standing
             ----------------------------------------
             Committee's acts and decisions must be made by a majority vote. A meeting of all members of the Standing Committee need not be called or held to make decisions or take any action. Decisions may be made or action taken by written documents signed by the required number of members. If the Standing Committee-members are deadlocked, the Administrator must make the determination, and that determination is binding on all persons. A Standing Committee-member is not dis-qualified from exercising the powers conferred in this Plan and the

                                    10-19

             Crestar Financial Corporation OMNI Trust Agreement merely because he is a Participant or a Participant's Beneficiary.

10.08.  Other Fiduciary Appointment, Removal, Successors, Except
        --------------------------------------------------------
        During a Suspension Period
        --------------------------

        (a)  Application of section.  The subsections of this Plan
             -----------------------
             section 10.08 are effective during any period that is not a Suspension Period. For purposes of this section, the Investment Committee is a Fiduciary.

        (b)  Other Fiduciaries generally.  This Plan section's
             ----------------------------
             references to a Fiduciary are superseded by other Plan provisions and Crestar Financial Corporation OMNI
             Trust Agreement provisions referring to a specific Fiduciary such as the Administrator, the Alternate Administrators, and Standing Committee. Each provision in this Plan section is effective as to the appointment, removal, or resignation of a Fiduciary only to the extent that the appointment, removal, or resignation of that Fiduciary is not governed by another Plan provision. Each provision in this Plan section is effective as to any other matter covered in this Plan section only to the extent that the other matter is not governed by another Plan provision and only to the extent that there are no provisions in the Crestar Financial Corporation OMNI Trust Agreement about that matter.

        (c)  Appointment.  Except as provided for Fiduciary sub-
             ------------
             delegations in this Plan article's subsection entitled "Fiduciaries" (see Plan section 10.19(c)), the Sponsor and only the Sponsor may name additional Fiduciaries and define their responsibilities. There may be one or more individuals or entities acting as a single Fiduciary under this Plan, as the Sponsor determines subject to the provi-

                                    10-20
             sions of the Trust Agreements. According to the same procedures that apply to the appointment of a successor member, additional individuals and entities may be appointed to become members of a multiple-person Fiduciary appointed according to this section.

        (d)  Resignation, removal.  If a Fiduciary is not a multiple-
             ---------------------
             person Fiduciary, that Fiduciary may resign on thirty days' notice in writing to the Sponsor. If a Fiduciary is a multiple-person Fiduciary, any Fiduciary-member may resign on thirty days' notice in writing to the Sponsor. The Sponsor may remove a Fiduciary or a person who is one of the persons that make up a Fiduciary by thirty days' written notice to the Fiduciary or to the person in question. The Sponsor and a Fiduciary or a Fiduciary-member may agree to a shorter notice period for resigna-tion or removal.

        (e)  Successor appointment.  If a Fiduciary resigns or is
             ----------------------
             removed or otherwise ceases to serve, the Sponsor may appoint a successor. If a Fiduciary-member resigns or is removed or otherwise ceases to serve, the Sponsor may appoint a successor.

        (f)  Qualification.  Each successor Fiduciary and each
             --------------
             successor Fiduciary-member or additional Fiduciary-member appointed according to this section may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Sponsor in a form sat-isfactory to the Sponsor; each successor Fiduciary-member without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each addi-tional Fiduciary-member is similarly vested, just as if originally named as a Fiduciary or a Fiduciary-member in this Plan.

                                    10-21

        (g)  Related parties.  Except as otherwise specifically
             ----------------
             provided, the Sponsor, any Affiliate of the Sponsor, any Employee, any Participant, any Participant's Beneficiary, and any committee of the Sponsor or of any Affiliate may be appointed as a Fiduciary or as a member of a Fiduciary under this Plan.

10.09.  Other Fiduciary Appointment, Removal, Successors During a
        ---------------------------------------------------------
        Suspension Period
        -----------------

        (a)  Application of section.  Except as described in this
             -----------------------
             subsection, the remaining subsections of this Trust Agreement section 10.09 are effective only during a Suspension Period. The first sentence of subsection (f) is effective at all times, subject to Plan article 8. For purposes of this section, the Investment Committee is a Fiduciary.

        (b)  Other Fiduciaries Generally.  This Plan section's
             ----------------------------
             references to a Fiduciary are superseded by other Plan provisions and Crestar Financial Corporation OMNI
             Trust Agreement provisions that are effective during a Suspension Period and that refer to a specific Fiduciary such as the Administrator, the Alternate Administrators, and Standing Committee. Each provision in this Plan section is effective as to the appointment, removal, or resignation of a Fiduciary only to the extent that the appointment, removal, or resignation of that Fiduciary is not governed by another Plan provision that is effective during a Suspension Period. Each provision in this Plan section is effective as to any other matter covered in this Plan section only to the extent that the other matter is not governed by another Plan provision that is effective during a Suspension Period and only to the extent that there are no provisions in the Crestar Financial Corporation OMNI Trust Agreement

                                    10-22
             about that matter that are effective during a Suspension Period.

        (c)  General.  There may be one or more individuals or
             --------
             entities acting as a single Fiduciary under this Plan.

        (d)  Suspension of Sponsor's powers.  The Sponsor, an
             -------------------------------
             Employer, an ERISA Affiliate, or a Related Entity may not appoint or remove a Fiduciary, any Fiduciary-member, any additional Fiduciary-member, or any successor Fiduciary or Fiduciary-member.

        (e)  Removal by Administrator.  The Administrator may
             -------------------------
             remove a Fiduciary or a person who is one of the persons that make up a Fiduciary by thirty days' written notice to the Fiduciary or to the person in question. The Standing Committee (whenever there is one) may remove any Fiduciary or Fiduciary-member by providing written notice as described in the next two sentences. In the case of a Fiduciary, the notice must be provided to that Fiduciary and the Administrator; in the case of a Fiduciary-member, the notice must be provided to the affected Fiduciary-member, to all other members of that Fiduciary, and to the Administrator. The written notice must state that, in the opinion of the Standing
             Committee, that Fiduciary or Fiduciary-member should not continue to serve because of the existence of or the appearance of control or an interest that is inconsistent with that Fiduciary's or Fiduciary-member's ability to act for the benefit of the Participants under the Plan.

        (f)  Removal by other Fiduciary.  The remaining provisions
             ---------------------------
             of this subsection are not effective until the Sponsor's Designee announces that they are effective. Any
             Fiduciary may suggest the removal of another Fiduciary or a member

                                    10-23
             of another Fiduciary by providing written notice as described in the next two sentences. In the case of a Fiduciary, the notice must be provided to that Fiduciary and the Administrator; in the case of a Fiduciary-member, the notice must be provided to the affected Fiduciary-member, to all other members of that Fiduciary, and to the Administrator. The written notice must state that, in the opinion of the proposing Fiduciary, that other Fiduciary or Fiduciary-member should not continue to serve because of the existence of or the appearance of control or an interest that is inconsistent with that Fiduciary's or Fiduciary-member's ability to act for the benefit of the Participants under the Plan. If the Fiduciary or Fiduciary-member targeted for removal does not consent to the proposed removal, then to pursue the removal the proposing Fiduciary must provide the written notice described in the prior sentence to one or more other Fiduciaries. The removal is effective only if at least one other Fiduciary consents to the proposed removal.

        (g)  Resignation.  If a Fiduciary is not a multiple-person
             ------------
             Fiduciary, that Fiduciary may resign on thirty days' notice in writing to the Administrator. If a Fiduciary is a multiple-person Fiduciary, any Fiduciary-member may resign on thirty days' notice in writing to the Administrator. A Fiduciary or a Fiduciary-member and the Administrator may agree to a shorter notice period for resignation.

        (h)  Successor appointment.  If a Fiduciary resigns or is
             ----------------------
             removed or otherwise ceases to serve, the Administrator may appoint a successor Fiduciary. If a Fiduciary-member resigns or is removed or otherwise ceases to serve, that Fiduciary may appoint a successor Fiduciary-member. A successor Fiduciary or Fiduciary-member may not be the

                                    10-24

             Sponsor, an Employer, an ERISA Affiliate, a Related Entity, or an Employee, and each successor Fiduciary and Fiduciary-member is subject to all of this section's provisions.

        (i)  Additional Fiduciaries; continuing service.  The
             -------------------------------------------
             Administrator may appoint additional Fiduciaries and may appoint additional individuals or entities as members of a multiple person Fiduciary. An additional Fiduciary or Fiduciary-member may not be the Sponsor, an Employer, an ERISA Affiliate, a Related Entity, or an Employee, and each additional Fiduciary and Fiduciary-member is subject to all of this section's provisions. Subject to this section's provisions on removal and resignation, each Fiduciary and each Fiduciary-member continue to serve.

        (j)  Qualification.  Each successor or additional Fiduciary or
             --------------
             Fiduciary-member appointed may qualify by executing, acknowledging, and delivering acceptance to the Administrator in a form satisfactory to the Administrator; each successor without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor Fiduciary or Fiduciary-member, and each additional Fiduciary or Fiduciary-member is similarly vested, just as if originally named as a Fiduciary or a Fiduciary-member in this Plan.

10.10.  Operation of Multiple-Person Fiduciaries
        ----------------------------------------

        (a)  Other Fiduciaries generally.  This Plan section's
             ----------------------------
             references to a Fiduciary are superseded by other Plan provisions referring to a specific Fiduciary such as the Administrator, the Alternate Administrators, and the Standing Committee.

                                    10-25

        (b)  Suspension Period.  During a Suspension Period, the
             ------------------
             Sponsor's powers under this section are suspended and the Administrator acts in the Sponsor's place.

        (c)  Rules and guidelines.  A multiple-person Fiduciary may
             ---------------------
             adopt or amend rules and guidelines that its members deem desirable to govern its operations according to this Plan. A Fiduciary's rules adopted or amended according to this subsection must be communicated to the Administrator and to the Sponsor and may not cause that Fiduciary to act in any way that is prohibited by this Plan or cause that Fiduciary to fail to act in any way that is required by this Plan.

        (d)  Records.  Each multiple-person Fiduciary must keep a
             --------
             record of all of its proceedings and acts and all other data related to its responsibilities under this Plan and that are necessary for the proper administration of the Trust Fund. Each Fiduciary must notify the Administrator of any of its actions other than routine actions and must notify any other person when notice to that other person is required by law.

        (e)  Multiple-person Fiduciary's acts and decisions.  A
             -----------------------------------------------
             multiple-person Fiduciary's acts and decisions must be made by a majority vote if the number of persons who constitute that Fiduciary is three or more; otherwise, such acts and decisions must be by unanimous vote. A meeting of all members of a multiple-person Fiduciary need not be called or held to make decisions or take any action. Decisions may be made or action taken by written documents signed by the required number of members. If the Fiduciary-members are deadlocked, subject to the provisions of subsection (b), the Sponsor must make the determination and that determination is binding on all persons. A Fiduciary-member is not dis-qualified from

                                    10-26
             exercising the powers conferred in this Plan merely because he is a Participant or a Participant's Beneficiary.

        (f)  Multiple-person Fiduciary's delegation of authority.
             ----------------------------------------------------
             Fiduciary-members may delegate to one or more of their number authority to sign documents on behalf of that Fiduciary or to perform ministerial acts, but no Fiduciary-member to whom that authority is delegated may perform an act involving the exercise of discretion without first obtaining the concurrence of the required number of other members, even though the one alone may sign a document required by third parties. Without designation from the other persons who constitute that Fiduciary, one Fiduciary-member may execute instru-ments or documents on behalf of all members until the other members object in writing and file that objection with the Sponsor.

        (g)  Ministerial duties.  A multiple-person Fiduciary may
             -------------------
             adopt by-laws and similar rules consistent with the Plan and its purposes. A multiple-person Fiduciary may choose a chairman from its members and may appoint a secretary to keep such records of that multiple-person Fiduciary's acts as may be necessary. The secretary need not be a member of that multiple-person Fiduciary. The secretary may perform purely ministerial acts delegated by that multiple-person Fiduciary.

10.11.  Administrator's, Plan Committees' Powers and Duties
        ---------------------------------------------------

        (a)  Plan decisions.  The Administrator and, as to
             ---------------
             responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee must administer this Plan by its terms and has all powers necessary to do so. The Administrator must designate one of its members or someone else as agent for service of legal process. The

                                    10-27

             Administrator must interpret this Plan. The duties of the Administrator include, but are not limited to:

             (1) determining the answers to all questions relating to the Employees' eligibility to become
                  Participants;

             (2) communicating with and directing any Trustees and co-Trustees on the time, amount, method, and form of benefits to pay to Participants and Beneficiaries;

             (3) authorizing and directing all Trust Fund disbursements;

             (4) directing the appropriate Trustees and co-Trustees, according to the terms of this Plan and any Trust Agreements (specifically including the Crestar Financial Corporation OMNI Trust Agreement), to disburse funds held by them in payment of obligations to accomplish the purposes of this Plan; and

             (5) acting as the Primary Administrator under the Crestar Financial Corporation OMNI Trust
                  Agreement during Suspension Periods and during any other period in which no individual or entity is that Primary Administrator.

        (b)  Conclusive determination.  Subject to the appeals
             -------------------------
             procedures in the Plan section entitled "Review of Claims" (see Plan section 6.03), a determination by the Administrator and, as to responsibilities assigned according to this Plan to a Plan Committee, a determina-tion by that Plan Committee made in good faith is con-clusive and binding on all persons. No decision of the Administrator

                                    10-28
             or of a Plan Committee, however, may take away any rights specifically given to a Participant by this Plan.

        (c)  Participation.  If the Administrator or a member of a
             --------------
             Plan Committee is also a Participant, he must abstain from any action that directly affects him as a Participant in a manner different from other similarly situated Participants. Except as provided in Plan article 8, the Plan does not prevent either an Administrator or a member of a Plan Committee who is also a Participant or a Beneficiary from receiving any benefit to which he may be entitled, if the benefit is computed and paid on a basis that is consistently applied to all other Participants and Beneficiaries.

        (d)  Agents and advisors.  The Administrator and, as to
             --------------------
             responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee may employ and compensate from the Employers' funds, or from any Trust Fund assets according to the Plan section entitled "Payment of Expenses" (see Plan section 10.14), such accountants, counsel, specialists, and other advisory and clerical persons (to the extent that clerical and office help are not supplied by an Employer) as it deems necessary or desirable in connection with the Plan's administration or with the administration of the Crestar Financial Corporation OMNI Trust. The Administrator may designate any person as its agent for any purpose.
             The Administrator and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee is entitled to rely conclusively on any opinions or reports furnished to it by its accountant or counsel. Except to the extent prohibited by law, the Administrator and each Plan Committee is fully protected by the Employers, Employees, and the Participants whenever it takes action based in good faith on advice from its advisors.

                                    10-29

10.12.  Discretion of Administrator, Plan Committees
        --------------------------------------------

        (a)  Exclusive discretion.  The Administrator's discretionary
             ---------------------
             power and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee's discretionary power to perform or consent to any act is exclusive if it is exercised in a consistent manner with respect to all similarly situated Employees and Participants.

        (b)  Waivers.  In its administration of the Plan, the
             --------
             Administrator may waive any Plan requirements that might otherwise result in an individual's disqualification or failure to qualify as a Participant or a loss or deprivation of Plan benefits as a result of the indivi-dual's transfer, such as a transfer between divisions of an Employer or between Employers (or any other transfer).
             With the Sponsor's consent (or with the consent of a person vested with the appropriate Sponsor power according to Plan article 8), the Administrator may credit service for an Employer's predecessor's business as Ser-vice for the Employer, even if that is not required by law. Except as provided in Plan article 8, the Sponsor's Designee may direct that credit. Any individual may apply for relief under this subsection by following this Plan's procedures for claims and reviews of claims.

10.13.  Records and Reports
        -------------------

        (a)  Reports.  The Employers must supply information to the
             --------
             Administrator sufficient to enable the Administrator to fulfill its duties. The Administrator must advise each Trustee and co-Trustee of information necessary or desirable to that Trustee's or co-Trustee's administration of the Trust Fund.

                                    10-30

        (b)  Records.  The Administrator must keep books of
             --------
             account, records, and other data necessary for proper administration of the Plan, showing the interests of the Participants under the Plan. The Administrator may appoint a Trustee, co-Trustee, or any other person as agent to keep records, if the Trustee, co-Trustee, or other person accepts the duties.

10.14.  Payment of Expenses
        -------------------

        Unless otherwise determined by the Sponsor or by a person vested with the necessary Sponsor power according to Plan article 8, the Administrator serves and all members of any Plan Committee serve without compensation. Until the Sponsor's Designee notifies the Administrator or the affected Plan Committee to the contrary, all expenses of the Administrator and each Plan Committee must be paid by the Employers.
        Expenses of the Administrator and each Plan Committee include any expenses incident to the functioning of the Administrator or that Plan Committee, fees of accountants, counsel, and other similar specialists, and other costs of administering the Plan. If the Employers are not responsible for the expenses of the Administrator or of a specific Plan Committee, the Administrator or that Plan Committee must direct the Trustees or co-Trustees to distribute payment or reimbursement of reasonable expenses from the Trust Fund.

10.15.  Notification to Interested Parties
        ----------------------------------

        The Administrator must take all reasonable steps to notify all Interested Parties of the existence and provisions of this Plan and any Trust Agreements. When the Plan or a Trust
        Agreement is amended in any way affecting Participant benefits (which does not include amendments relating to administrative matters or clerical errors), the Administrator must notify all affected

                                    10-31

        Interested Parties of the amendments and inform them of the substance of the amendments.

10.16.  Notification of Eligibility
        ---------------------------

        Within a reasonable period before it is necessary to determine eligibility, each Employer must give the Administrator a list of its Employees, showing all information necessary to determine current eligibility.

10.17.  Other Notices
        -------------

        At all appropriate times, the Administrator must notify each Employer and all other appropriate parties that certain actions must be taken or that payments are due.

10.18.  Annual Statement
        ----------------

        As and when required by law, the Administrator must give each Participant a statement showing the status of the Participant's Account as of the close of the preceding Plan Year.

10.19.  Limitation of Administrator's and Plan Committees' Liability
        ------------------------------------------------------------

        (a)  Separate liability.  If permissible by law, the
             -------------------
             Administrator and each member of each Plan Committee serves without bond. If the law requires bond, the Administrator must secure the minimum required (or any greater amount set by the Sponsor) and obtain necessary payments according to the Plan section entitled "Payment of Expenses" (see Plan section 10.14). Except as otherwise provided in the Plan, the Administrator and any member of any Plan Committee is not liable for another Administrator's or member's act or omission or for another Fiduciary's act or omission. To the extent allowed by law and except as otherwise

                                    10-32
             provided in the Plan, the Administrator and any member of any Plan Committee is not liable for any action or omission that is not the result of the Administrator's or member's own negligence or bad faith.

        (b)  Indemnification.  As permitted by law, and as limited by
             ----------------
             any written agreement between the Sponsor and the Administrator or between the Sponsor and the Plan Committee or member in question, the Employers must indemnify and save the Administrator and each member of each Plan Committee harmless against expenses, claims, and liability arising out of being the Administrator or a member of that Plan Committee, except expenses, claims, and liability arising out of the individual's own negligence or bad faith. The Sponsor may obtain insurance against acts or omissions of the Administrator and the members of each Plan Committee.
             If the Sponsor fails to obtain insurance to indemnify, the Administrator or a member of any Plan Committee may obtain insurance and must be reimbursed according to the Plan section entitled "Payment of Expenses" (see
             Plan section 10.14) and as permitted by law. Except during periods in which its power is suspended or terminated according to Plan article 8, at its own expense, the Sponsor may employ its own counsel to defend or maintain, either in its own name or in the name of the Administrator, any Plan Committee, or any of its members, any suit or litigation arising under this Plan concerning the Administrator, that Plan Committee, or any of its members.

        (c)  Fiduciaries.  The Administrator may name and, as to
             ------------
             responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee may name any other person as a Fiduciary in the process of delegating any responsibility and power of the Administrator or of that

                                    10-33

             Plan Committee, and by naming that person, the Administrator or that Plan Committee limits its own duties and responsibilities to the extent specified in that delegation.

10.20.  Errors and Omissions
        --------------------

        Individuals and entities charged with the administration of the Plan must see that it is administered in accordance with its terms as long as it is not in conflict with ERISA. If an innocent error or omission is discovered in the Plan's operation or administration, and if the Administrator determines that it would cost more to correct the error than is warranted, and if the Administrator determines that the error did not cause a pen-alty or excise-tax problem, then the Administrator may authorize any equitable adjustment it deems necessary or desirable to correct the error or omission, including but not limited to the authorization of additional Employer con-tributions designed, in a manner consistent with the goodwill intended to be engendered by the Plan, to put Participants in the same relative position they would have enjoyed if there had been no error or omission. Any contribution made pursuant to this section is an additional discretionary contribution.

10.21.  Communication of Directions from Participants
        ---------------------------------------------

        All Participant rights contained in the Plan or in any Trust Agreement to direct any action may be exercised only by directions communicated to the Administrator. The Administrator must communicate those directions to any appropriate Trustees or co-Trustees or other appropriate persons. All Participant directions communicated by the Administrator are deemed by the recipient to be true and accurate, and each recipient of directions is entitled to rely conclusively upon the directions.

10.22   Investment Committee
        --------------------

                                    10-34

        (a)  Application of section.  If a Trust Agreement contains
             -----------------------
             provisions that authorize an investment committee (that is a fiduciary with powers similar to this Plan's Investment Committee's powers), this Plan has no Investment Committee, and all other Plan provisions governing or requiring Investment Committee actions are inoperative, even if those Trust Agreement provisions have not yet been implemented (for example, by the creation of such an investment committee).

        (b)  Appointment, resignation, removal.  The Plan sections
             ----------------------------------
             entitled "Other Fiduciary Appointment, Removal, Successors, Except During a Suspension Period" and "Other Fiduciary Appointment, Removal, Successors During a Suspension Period" (see Plan sections 10.08 and 10.09) govern the appointment, removal, and resignation of the Investment Committee.

        (c)  Investment Managers.  As provided in ERISA sec-
             --------------------
             tion 402(c)(3), the Investment Committee may name one or more Investment Managers (as defined in ERISA sec-tion 3(38)) for the Plan and may delegate any or all of its authority to one or more of those Investment
             Managers.

10.23.  Selection of Investment Media
        -----------------------------

        (a)  Discretion of Investment Committee.  Subject to the
             -----------------------------------
             approval of the appropriate Trustees or co-Trustees, the Investment Committee may select and name any number of funds or other investment media not prohibited under the Trust Agreements as it deems appropriate and satisfactory for the investment of Accounts at the elec-tion of the Participants. Such investment media may include or be exclusively limited to pooled investment funds.

                                    10-35

        (b)  Specific investment media.  Without limiting the
             --------------------------
             Investment Committee's discretion authorized in sub-section (a), the Sponsor expects that the Participants will be allowed unlimited investment choices for the Participants to exercise control over the investment of their Accounts. The investment media under the Plan, therefore, are in addition to other investments the Par-ticipants may select themselves. The Investment
             Committee may not provide an exclusive list of permissible investment media for this Plan.

        (c)  Additional investment media.  Additional investment
             ----------------------------
             media, including pooled investment funds, may also be listed as additional permissible investment media. The additional media may include several Investment Funds that invest in stock or securities of an Employer. The Administrator may also request the Investment
             Committee to cause the creation of a fund within the Trust Fund to be managed by an Investment Manager.

10.24.  Crestar Financial Corporation OMNI Trust Agreement
        --------------------------------------------------
        Fiduciaries
        -----------

        (a)  Identification.  The Sponsor must provide the
             ---------------
             Administrator with a complete list of the identities of all fiduciaries (and members of multiple-person fiduciaries) under the Crestar Financial Corporation OMNI Trust Agreement and keep that list up to date. The Sponsor must provide the Administrator with any available information about those fiduciaries (and members) requested by the Administrator. The Sponsor and the Administrator must provide that information as well to the Standing Committee and must make every reasonable effort to secure any additional information the Standing Committee may request about those fiduciaries (and members).

                                    10-36

        (b)  Removal.  The Crestar Financial Corporation OMNI
             --------
             Trust Agreement provides that certain fiduciaries under that Trust Agreement (for example, the Trustee, any co-Trustee, Investment Managers, Trust Fiduciaries, and
             Trust Fiduciary-members) are removed automatically under certain circumstances. Under other circumstances, the Primary Administrator of the Crestar Financial Corporation OMNI Trust Agreement is authorized to remove certain fiduciaries under that Trust Agreement. Whenever this Plan's Administrator is the Crestar
             Financial Corporation OMNI Trust Agreement's Primary Administrator and there is a Standing Committee, the Administrator must not take action to remove a fiduciary under that Trust Agreement unless the Standing
             Committee agrees with that action, but the Administrator must act to remove a fiduciary under that Trust
             Agreement whenever so directed by the Standing
             Committee. The Standing Committee (whenever there is one) must be vigilant to discover, as to any such fiduciary or member of a multiple-person fiduciary, the existence of or the appearance of control or an interest that is inconsistent with that fiduciary's or member's ability to act for the benefit of the participants under any of the Crestar Financial Corporation OMNI Trust
             Agreement's Participating Plans. Whenever the Standing Committee discovers the existence of or the appearance of such control or interest, the Standing Committee must direct the Administrator to exercise the Administrator's removal powers.

        (c)  Appointment.  The Crestar Financial Corporation OMNI
             ------------
             Trust Agreement provides that certain fiduciaries under that Trust Agreement (for example, the Trustee, co-Trustees, additional or successor Trustees or co-Trustees, and successor Alternate Primary Trustees) are appointed by or with the consent of that Trust Agreement's
             Primary

                                    10-37

             Administrator under certain circumstances. Whenever this Plan's Administrator is the Crestar Financial Corporation OMNI Trust Agreement's Primary Administrator and there is a Standing Committee, the Administrator must not take action to appoint a fiduciary (or consent to an appointment) under that Trust Agreement unless the Standing Committee agrees with that action, but the Administrator must act to appoint a fiduciary (or consent to an appointment) under that Agreement whenever so directed by the Standing Committee. The Standing Committee (whenever there is one) must be vigilant to identify the need for such appointments or consents and must direct the Administrator after making appointment decisions.

        (d)  Directions from Participating Plans' administrators.
             ----------------------------------------------------
             Unless the Administrator, acting in the capacity of Primary Administrator under the Crestar Financial Corporation OMNI Trust Agreement, deems compliance with a request from or a direction of a Participating
             Plan's administrator to be imprudent or inconsistent with the terms of this Plan or the Crestar Financial
             Corporation OMNI Trust Agreement, the Administrator must cause all allocations, distributions, and transfers from the Crestar Financial Corporation OMNI Trust
             Fund as may be requested or directed by that Participating Plan's administrator to satisfy the provisions of that Participating Plan on allocations of contributions, allocations of earnings, forfeitures, allocations of forfeitures, distributions in satisfaction of Accrued Benefit payment provisions in that Participating Plan, and other distributions or transfers required or authorized by that Participating Plan.

        (e)  Directions to Primary Administrator.  The Administrator
             ------------------------------------
             must request or direct the Primary Administrator under the Crestar Financial Corporation OMNI Trust Agreement, to

                                    10-38
             cause allocations, distributions, and transfers from the Crestar Financial Corporation OMNI Trust Fund that are necessary to satisfy this Plan's provisions, including provisions on allocations of contributions, allocations of earnings, forfeitures, allocations of forfeitures, and distributions in satisfaction of this Plan's Accrued Benefit payment provisions; the Administrator also may request or direct the Primary Administrator to cause other allocations, distributions, and transfers authorized by this Plan.

                                    10-39

                        CRESTAR FINANCIAL CORPORATION
                      Permanent Executive Benefit Plan
                           As Amended And Restated
                         Effective December 26, 1990



                                 ARTICLE 11

                                 DEFINITIONS


11.01.  Account means an individual's interest (except for Suspense
        -------
        Accounts, including any Asset-transfer Suspense Accounts and Employer-designated Suspense Accounts) under this Plan or an Associated Plan that is a Defined Contribution Plan, determined in each case according to the appropriate plan's provisions.
        For this Plan, Account means an individual's interest under this
                       -------
        Plan according to this Plan's provisions. A Participant's Account in this Plan is his funded interest under this Plan.
        -------
        (a)  A Participant may have several identified accounts in this Plan.  When Account is used without modification,
                              -------
             it means the sum of all of the Participant's identified funded accounts.

        (b)  Account refers to the value of the Trust Fund set aside
             -------
             for and allocated to a Participant or to assets specifically allocated as assets (such as Employer Stock, if shares are allocated to individual accounts) in the Trust Fund set aside for and allocated to a Participant.

        See also Asset-transfer Suspense Account, Employer-designated Suspense Account, and Suspense Account.

        Accounts are explained further in the Plan section entitled "Accounts" (see Plan section 4.02), and allocations to Accounts are generally covered in Plan article 4.

11.02.  Accrued Benefit
        ---------------

                                    11-1

        (a)  Accrued Benefit is defined in ERISA section 3(23) and
             ------- -------
             refers to the accumulated entitlement attributable to an individual's participation in a Pension Plan that is a Qualified Plan or a Nonqualified Pension Plan, without regard to whether that interest is Forfeitable or Nonforfeitable.

        (b)  For an Employer-maintained Nonqualified Pension Plan
             (including this Plan) or a Pension Plan that is a Qualified Plan and that has only individual accounts and no other benefit, Accrued Benefit means an individual's funded
                      ------- -------
             Account balance according to that plan.

        (c) For an Employer-maintained Defined Contribution Plan, including this Plan, Accrued Benefit means an
                                  ------- -------
             individual's funded Account balance.

        (d)  Accrued Benefit, for any Employer-maintained Defined
             ------- -------
             Benefit Plan, means an individual's right to a benefit that is determined under that plan and, except as provided in ERISA section 204(c)(3), that is expressed as an annual benefit beginning at normal retirement age.

11.03.  Acquiring Person means any Person who satisfies the
        --------- ------
        requirements of either subsection (a) or (b) of this section.

        (a) A Person, considered alone or together with all Control Affiliates and Associates of that Person, becomes directly or indirectly the beneficial owner of Securities representing at least thirty percent of the Sponsor's then outstanding Securities entitled to vote generally in the election of the Board.

                                    11-2

        (b) A Person enters into an agreement that would result in that Person satisfying the conditions in subsection (a) or that would result in an Employer's failure to be an Affiliate.

11.04.  Active Participant means a Participant who is a Covered
        ------------------
        Employee. An Active Participant is not automatically entitled to allocations from all contributions or according to all exhibits described in the Plan article 2 subsection entitled "Benefit exhibits" (see Plan section 2.05(c)).

11.05.  Administrator means a single person (an individual or an
        -------------
        entity) or a Plan Committee that is a Named Fiduciary appointed according to Plan article 10 to be the Plan's person described in ERISA section 3(16) and to be the Primary
        Administrator under the Crestar Financial Corporation OMNI Trust Agreement during certain periods.

11.06.  Administrator's Rules means any interpretations or operating
        ---------------------
        guidelines, regulations, or rules established by or for the Administrator for operating the Plan, as authorized by the Plan's provisions.

11.07.  Affiliate means, as to an Employer,
        ---------
        (a) a member of a controlled group of corporations as defined in Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(C), of which that Employer is a member according to Code section 414(b);

        (b) a trade or business (whether or not incorporated) that is under common control with that Employer as determined according to Code section 414(c); or

        (c) a member of an affiliated service group of which that Employer is a member according to Code sec-tion 414(m).

                                    11-3

        See also: ERISA Affiliate, which is defined according to ERISA section 407(d)(7).

11.08.  Affiliate-maintained means, as to an Affiliate, the same thing
        --------------------
        that Employer-maintained means as to an Employer.
             -------------------
11.09.  Age means how old a person was on his immediate past (most
        ---
        recent) birthday.

11.010. Agreement refers to a Trust Agreement.
        ---------
11.11.  Alternate Administrator means a single person (an individual or
        -----------------------
        an entity) or a Plan Committee that is appointed according to Plan article 10 to succeed an Administrator according to Plan article 10.

11.12.  Alternate Payee means a Participant's Spouse, former Spouse,
        ---------------
        child, or other dependent who is recognized by a Domestic
        Relations Order as having a right to receive all or a portion of the benefits payable under the Plan with respect to that Participant.

11.13.  Annuity Starting Date means the first day of the first period
        ---------------------
        with respect to which annuity payments would be received
        (whether by reason of Retirement or Disability).

11.14.  Asset-transfer Suspense Account means an Account required by
        -------------------------------
        this Plan when assets are transferred from another employee benefit plan to the Trust Fund in excess of liabilities transferred at the same time and are not allocated under this Plan to Accounts of Participants in the Plan Year in which the transfer occurs.

11.15.  Assignment or Alienation include arrangements described in
        ------------------------
        subsections (a) and (b) and specifically exclude arrangements
                                                 -------
        described in subsections (c) through (g).


                                    11-4

        (a) An arrangement providing for the payment to an Employer of Plan benefits that otherwise would be due the Participant under this Plan is an Assignment or Alien-ation.

        (b) A direct or indirect arrangement (whether revocable or irrevocable) in which someone acquires from a Participant or Beneficiary a right or interest enforceable against the Plan in or to all or any part of a Plan benefit payment that is or may become payable to the Participant or Beneficiary is an Assignment or Aliena-tion.

        (c) An arrangement for withholding federal, state, or local tax from Plan benefit payments is not an Assignment or Alienation.

        (d) An arrangement for the recovery by the Plan of benefit overpayments previously made to a Participant or Beneficiary is not an Assignment or Alienation.

        (e) An arrangement for the transfer of benefit rights from the Plan to another Pension Plan is not an Assignment or Alienation.

        (f) An arrangement for the direct deposit of benefit payments to an account in a bank, savings and loan association, or credit union is not an Assignment or Alienation, but only if that arrangement is not part of one that would otherwise constitute an Assignment or Alienation (for example, an allowable arrangement could provide for the direct deposit of a Participant's benefit payments to a bank account held by the Participant and the Participant's spouse as joint tenants).

        (g) An arrangement by which a Participant or Beneficiary directs the Plan to pay all or part of a Plan benefit payment


                                    11-5
             to a third party, including an Employer, is not an Assignment or Alienation if

             (1) the arrangement is revocable at any time by the Participant or Beneficiary; and

             (2) the third party files a written acknowledgement of the arrangement with the Administrator. To be satisfactory, a written acknowledgement must state that the third party has no enforceable right in or to any Plan benefit payment or part of a Plan benefit payment (except to the extent of payments already received according to the terms of the arrangement). A blanket written acknowledgement for all Participants and Benefi-ciaries who are covered under the arrangement with the third party is sufficient. The written acknowledgement must be filed with the Administrator no later than ninety days after the arrangement is entered into.

11.16.  Associate, with respect to any Person, is defined in Rule 12b-2
        ---------
        of the General Rules and Regulations under the Securities
        Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

             The term Associate used to indicate a
                      ---------
             relationship with any person, means (1) any corporation or organization of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities, (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (3) any relative or

                                    11-6
             spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of such person or any of its parents or subsidiaries.

        For purposes of this Plan, Associate does not include the
                                   ---------
        Sponsor or a Majority-owned Subsidiary of the Sponsor.

11.17.  Associated Plan, when used in this Plan article's definition of
        ---------------
        Second-tier Trigger Event, has the meaning set forth in
        subsection (a) of this section; otherwise, Associated Plan has
                                                   ---------------
        the meaning set forth in subsection (b) of this section.

        (a)  Associated Plan means any Nonqualified Pension Plan
             ---------------
             maintained by the Sponsor or any other Employer.

        (b)  Associated Plan means any Nonqualified Pension Plan
             ---------------
             maintained by the Sponsor or any other Employer, but during a Suspension Period, except for a plan that is a "Participating Plan" according to the Crestar Financial Corporation OMNI Trust Agreement, such a plan is an Associated Plan only if that Plan was in existence at least six months before the beginning of that Suspension Period. Except for a plan that is a "Participating Plan" according to the Crestar Financial Corporation OMNI
             Trust Agreement, for purposes of this Plan, an Associated Plan's benefits do not increase during a Suspension Period, no additional participants join an Associated Plan during a Suspension Period, and no liabilities may be transferred to an Associated Plan during a Suspension Period.

11.18.  Basic Contribution means the discretionary Employer
        ------------------
        contribution described in Plan section 3.05.

                                    11-7

11.19.  Beneficiary or Beneficiaries is defined in ERISA section 3(8).
        -----------    -------------
        That source indicates that Beneficiary or Beneficiaries mean
                                   -----------    -------------
        one or more individuals or other entities so designated by a Participant according to the Plan section entitled "Designation of Beneficiary" (see Plan section 7.02) or, if there is no effective designation, then as enumerated in the Plan section entitled "Beneficiaries" (see Plan section 7.02(b)).

11.20.  Benefit Reserve means the total of all contributions to this Plan
        ---------------
        by Participants; plus specific Employer contributions directed according to this Plan to be part of the Benefit Reserve;
        reduced by allocations and distributions according to this Plan from the Benefit Reserve according to this Plan. The Benefit Reserve holds Plan Assets.

11.21.  Board or Board of Directors, without modification, means the
        -----    ------------------
        Sponsor's board of directors or governing body and, with modification, means the board of directors or governing body of the entity referred to.

11.22.  Code means the Internal Revenue Code of 1986, including its
        ----
        predecessor versions and its subsequent versions, as currently amended for the applicable time.

11.23.  Compensation means an Employee's total pay (base salary,
        ------------
        overtime, vacation pay, holiday pay, severance pay, incentive-pay, bonuses, commissions, supervisors' supplements, and other similar pay) from the Employers for a Plan Year or other measuring period in return for the Employee's services.

        (a)  Except as described below, Compensation does not
                                        ------------
             include Employer contributions to any private or public retirement annuity or pension plan or Employer contributions to a Qualified Plan other than contributions caused by an

                                    11-8

             Employee's elective deferrals under a Qualified Plan containing a cash or deferred arrangement.

        (b)  Compensation does not include Employer contributions
             ------------
             to this Plan and Trust Fund.

        (c)  Compensation does not include service awards, expense
             ------------
             allowances, moving expenses, retainers, fees under contract, mortgage interest differential payments, or any similar remuneration not related to pay as an Employee.

        (d)  Compensation does not include fringe benefits that are
             ------------
             non-taxable to the Employee.

        (e)  Compensation does not include payments to or on behalf
             ------------
             of an Employee after his employment has terminated.

        At the Sponsor's election, Compensation may also include any
                                   ------------
        amount that is contributed by an Employer pursuant to an elective deferral and any amount that is not includible in the gross income of an Employee under Code section 125
        (cafeteria plans), Code section 402(a)(8) (a cash or deferred arrangement), Code section 402(h) (simplified employee pensions), or Code section 403(b) (certain annuity contracts).

11.24.  Continuing Directors means those members of the Board who
        --------------------
        satisfy the requirements of either subsection (a), subsection (b), or subsection (c) of this section.

        (a) The individual was a Board member before an event defined as a First-tier Trigger Event or before an event defined as a Second-tier Trigger Event that was not preceded (in the same Suspension Period) by a First-tier Trigger Event.

                                    11-9

        (b) The individual was a Board member at the end of a Suspension Period that started with a First-tier Trigger Event or that started with a Second-tier Trigger Event that was not preceded (in the same Suspension Period) by a First-tier Trigger Event.

        (c) The individual was nominated for election or elected by a two-thirds majority vote of Board members who satisfy the requirements of subsection (a) or (b) of this section.

        A Board member may not satisfy the requirements of this
        section if that member was nominated for election or elected by Board members who are elected by or recommended for election by an Acquiring Person.

11.25.  Contract means an insurance or annuity or other similar
        --------
        agreement issued by an Insurer to the Sponsor or to a Trustee or co-Trustee to provide benefits under this Plan. A Contract held by a Trustee or co-Trustee or otherwise part of the Trust Fund is a Contract but not a Plan Contract. A Contract held outside the Trust Fund is a Plan Contract until it is distributed to a Participant or Beneficiary to satisfy some or all of a Plan benefit entitlement; upon that distribution, the Plan Contract becomes a Contract. If there is any conflict between provisions of this Plan and the terms of the Contract issued according to this Plan, the provisions of this Plan must control.

11.26.  Control, Controlling, and all variants (including under common
        -------  -----------                              ------------
        Control with) are defined in Rule 12b-2 of the General Rules
        ------------
        and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

             The term Control (including the terms
                      -------
             controlling, controlled by, and under common control with) means the possession, direct or

                                    11-10
             indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

11.27.  Control Affiliate, with respect to any Person, means an affiliate
        -----------------
        as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

             An affiliate of, or a person affiliated with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

11.28.  Covered Employee means an Employer's Employee who has
        ----------------
        been designated (by name or by description) by the Sponsor's Designee as a Covered Employee, who has not Separated from Service since becoming a Covered Employee, and who has not had his designation as a Covered Employee revoked by the Sponsor's Designee.

11.29.  Defined Benefit Plan or DBP means any plan so defined in
        --------------------    ---
        ERISA section 3(35).

11.30.  Defined Contribution Plan or DCP means any plan so defined
        -------------------------    ---
        in ERISA section 3(34).

11.31.  Disability means a condition rendering a Participant unable to
        ----------
        engage in any substantial gainful activity for which he is reasonably suited by education or experience by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long continued and indefinite duration. For purposes of this Plan, a Disability may

                                    11-11
        include a disability within the meaning of Code section 105(c) or (d), Code section 22(e)(3), or under any other definition of disability announced by the Sponsor's Designee.

11.32.  Domestic Relations Order is defined in ERISA section 206(d)(3)(B)(i).
        ------------------------

11.33.  Earliest Retirement Age, for purposes of Qualified Domestic
        -----------------------
        Relations Orders is defined in ERISA section 206(d)(3)(E)(ii).

11.34.  Early Retirement under this Plan means Separation from
        ----------------
        Service after attainment of Age fifty-five and before attainment of Normal Retirement Age.

11.35.  Earned Benefit
        --------------
        (a)  Earned Benefit is not defined in ERISA but refers to the
             ------ -------
             accumulated entitlement attributable to an individual's participation in a Welfare Plan, without regard to whether that interest is Forfeitable or Nonforfeitable.

        (b) For an Employer-maintained Welfare Plan that has only individual accounts and no other benefit, Earned Benefit
                                                       ------ -------
             means an individual's account balance according to that plan.

11.36.  Earnings, for any individual for any relevant period, means the
        --------
        largest amount that the individual may consider as taxable income from the Employers in return for his services. An
        Employee's Earnings at least equal that Employee's Compensation.
                   --------

11.37.  Effective Date is January 1, 1989.  The Effective Date refers to
        --------------
        the Plan's date of origin, although the date on which this document's provisions are effective is December 26, 1990. Any

                                    11-12

        Trust has an effective date reflected in the Trust Agree-ments executed for this Plan.

11.38.  EIAP means Eligible Individual Account Plan.
        ----
11.39.  Eligible Employee, on and after the Effective Date, means a
        -----------------
        Covered Employee who has at any time (for any Plan Year or other limitation period for purposes of Code section 415) been credited under an Employer-maintained Qualified Plan with the maximum Accrued Benefit permissible under Code section 415(b), under Code section 415(c), or under Code
        section 415(e). An Employee's status as an Eligible Employee begins on the day on which he simultaneously satisfies two conditions: first, he has at any time (for any Plan Year or other limitation period for purposes of Code section 415) been credited under an Employer-maintained Qualified Plan with the maximum Accrued Benefits permissible under Code section 415(b), under Code section 415(c), or under Code
        section 415(e); second, he is a Covered Employee.

11.40.  Eligible Individual Account Plan or EIAP is defined in ERISA
        --------------------------------    ----
        section 407(d)(3)(A).

11.41.  Employee is an individual who renders personal services to or
        --------
        through an Employer or an Affiliate and who is subject to the control of an Employer or an Affiliate. An individual who is in an employer-employee relationship with an Employer or an Affiliate as determined for Federal Insurance Contribution Act purposes and Federal Employment Tax purposes, including
        Code section 3401(c), automatically satisfies the preceding sentence's requirements for determinations of whether that individual renders personal services and is subject to the control of an Employer or an Affiliate.

                                    11-13

11.42.  Employer means the Sponsor and the other entities identified in
        --------
        the Plan section entitled "Plan Sponsor and Other Employers" (see Plan section 1.07); any successor by merger, purchase, or otherwise that maintains the Plan; or any predecessor that has maintained the Plan. Service to an unincorporated business or practice to which an Employer has become successor will be considered to be Service for that Employer.

11.43.  Employer-designated Suspense Account means a Suspense Account
        ------------------------------------
        governed by Plan section 4.05.

11.44.  Employer ERISA Security is any Security that satisfies the
        -----------------------
        definition of ERISA Security as to any Employer.

11.45.  Employer-maintained refers to each Pension Plan directly or
        -------------------
        indirectly established according to law or continued by an Employer. It includes all relevant Defined Benefit Plans and Defined Contribution Plans, whether or not terminated.

11.46.  Employer Real Property is defined in ERISA section 407(d)(2)
        ----------------------
        and means real property (and related personal property) that is leased to an Employer or an ERISA Affiliate. For purposes of determining the time at which the Plan acquires Employer Real Property, such property is deemed to be acquired by the Plan on the date on which the Plan acquires the property or on the date on which the lease to the Employer or the ERISA Affiliate is entered into, whichever is later.

11.47.  Employer Security is defined in ERISA section 407(d)(1) and
        -----------------
        means any Security issued by the Sponsor, an Employer, an Affiliate, or a Related Entity, including Employer Stock.

11.48.  Employer Stock means any Employer Security that is stock.
        --------------

                                    11-14

11.49.  Employer Stock Fund means a portion of the Trust Fund
        -------------------
        available for holding Employer Stock, but an Employer Stock Fund should be distinguished from any other fund that holds ERISA Securities of the Employers.

11.50.  Entry Date generally means the date that an Eligible Employee
        ----------
        begins participation under the Plan. A Participant's Entry Date is the date set for that individual according to Plan article 2 by the Sponsor's Designee.

11.51.  ERISA means the Employee Retirement Income Security Act
        -----
        of 1974, excluding its title II, as currently amended for the applicable time.

11.52.  ERISA Affiliate means an affiliate as defined in ERISA
        ---------------
        section 407(d)(7). ERISA section 407(d)(7) states that a corporation is an affiliate of an Employer if it is a member of any controlled group of corporations (as defined in Code
        section 1563(a), except that "applicable percentage" is
        substituted for "eighty percent" whenever the latter percentage appears in Code section 1563(a)) of which that Employer is a member. For purposes of the preceding sentence, the term "applicable percentage" means fifty percent or such lower percentage as the Secretary of Labor may prescribe by regulation.  ERISA section 407(d)(7) also provides that a
        person other than a corporation is treated as an Employer's affiliate to the extent provided in regulations of the Secretary of Labor of the United States, and it provides that an Employer that is not a corporation is treated as having affiliates to the extent provided in such regulations. The definition of ERISA
                                                                -----
        Affiliate in this section is adjusted as appropriate to be
        ---------
        consistent with any regulations that are promulgated.

11.53.  ERISA Security is that form of Employer Security defined in
        --------------
        ERISA section 407(d)(5).

                                    11-15

11.54.  Excess-benefit Plan is defined in ERISA section 3(36) as a plan
        -------------------
        maintained by an employer solely to provide benefits in excess of the limitations on benefits and contributions imposed by
        Code section 415.  Excess-benefit Plan, if it is unfunded,
                           -------------------
        therefore is a Nonqualified Pension Plan described in ERISA sections 3(36), 4(b)(5), and 4021(b)(8).  Excess-benefit Plan, if
                                                  -------------------
        it is funded, therefore, is a Nonqualified Pension Plan described in ERISA sections 3(36), 201(7), 301(a)(9), and 4021(b)(8).

11.55.  Fiduciary is defined in ERISA section 3(21) and means a
        ---------
        person (defined in ERISA section 3(9) to include an individual, partnership, joint venture, corporation, mutual company, joint-stock company, trust, estate, unincorporated organization, association, or employee organization) described in any of this section's subsections, but only to the extent that the subsection is true as to that person.

        (a) The person exercises any discretionary authority or discretionary control respecting management of this Plan or exercises any authority or control respecting management or disposition of Plan Assets.

        (b) The person renders investment advice for a fee or other compensation, direct or indirect, for any moneys or other property of this Plan or the Trust Fund, or has any authority or responsibility to do so.

        (c) The person has discretionary authority or discretionary responsibility in the administration of this Plan.

        (d)  The person accepts the designation from any Named
             Fiduciary authorized to designate persons other than Named Fiduciaries to carry out fiduciary responsibilities according to this Plan.

                                    11-16

        As provided in ERISA sections 3(21) and 404(c)(1), Fiduciary
                                                           ---------
        does not include a Participant or a Beneficiary with respect to his directions according to this Plan or a Trust Agreement when he exercises control over the assets in his Account; nor does it include an investment company registered under the Investment Company Act of 1940 or the investment advisor of the investment company merely because assets of the Trust
        Fund are invested in securities issued by the investment company.

11.56.  Financial Trigger Event
        -----------------------

        (a)  Financial Trigger Event means an event described in this
             -----------------------
             Plan's exhibit entitled "Financial Trigger Events"; that exhibit may be amended by the Sponsor without amending this Plan, except during a Suspension Period, by delivery of an amended exhibit to the Administrator. Until the exhibit entitled "Financial Trigger Events" exists, subsection (b) of this Plan's section is deemed to be that exhibit.

        (b)  A Financial Trigger Event occurs if any of the
               --------- ------- -----
             circumstances described in any paragraph of this subsection occurs.

             (1) The Sponsor fails to make any single payment or series of payments due on its respective indebtedness for money borrowed from entities in the United States in the amount of Twenty Million Dollars ($20,000,000.00) or more and for a term in excess of one year (not including nonrecourse indebtedness); and because of such failure that indebtedness or any portion of that indebtedness becomes due before its regular due date or before its regularly scheduled dates of payments.

                                    11-17

             (2) The Sponsor's risk-based capital ratio (defined according to the last sentence of this paragraph) for Tier I capital (defined according to the last sentence of this paragraph) as reported in any regularly published consolidated financial statement of the Sponsor is less than the minimum supervisory standard set by the Federal Reserve Board. For purposes of this paragraph, risk-based
                                                          ----------
                  capital ratio and Tier I capital are defined in the
                  ------- -----     ------ -------
                  Capital Adequacy Guidelines issued by the Federal Reserve Board and the Comptroller of the Currency and promulgated in Appendix A (Capital Adequacy Guidelines for State Member Banks:
                  Risk-based Measure) to Part 208 (Membership of State Banking Institutions in the Federal Reserve System) of Title 12 of the Code of Federal Regulations (1990), as currently amended for the applicable time.

11.57.  First-tier Trigger Event
        ------------------------

        (a)  First-tier Trigger Event means an event described in this
             ------------------------
             Plan's exhibit entitled "First-tier Trigger Events"; that exhibit may be amended by the Sponsor without amending this Plan, except during a Suspension Period, by delivery of an amended exhibit to the Administrator. Until the exhibit entitled "First-tier Trigger Events" exists, subsection (b) of this Plan section is deemed to be that exhibit.

        (b)  A First-tier Trigger Event occurs if the Sponsor's Board
               ---------- ------- -----
             meets (whether at a regularly scheduled meeting or a special meeting) to consider a proposal for a transaction that, if consummated, would constitute a Second-tier Trigger Event.

                                    11-18

11.58.  Fiscal Year means the Trust's tax year for federal income tax
        -----------
        purposes.

11.59.  Forfeiture, Forfeit, and all variants refer to part of a
        -------------------
        Participant's entitlement under this Plan or any other Pension Plan to which he is not yet entitled by operation of that Pension Plan (the portion that is not Nonforfeitable is Forfeitable). All Forfeitures arising under the Plan are allocated together with Employer contributions according to the Plan section entitled "Forfeitures" (see Plan section 5.03).

11.60.  Fund and Trust Fund all refer to Plan Assets according to the
        ----     ----------
        Plan section entitled "Trust Fund; General Amounts;
        Segregated Amounts" (see Plan section 9.03).

11.61.  General Amounts means the Trust Fund excluding Segregated
        ---------------
        Amounts according to the Plan section entitled "Trust Fund; General Amounts; Segregated Amounts" (see Plan section
        9.03).

11.62.  Hour of Service means each hour for which an Employee is
        ---------------
        paid or is entitled to payment for the performance of duties for an Employer or an ERISA Affiliate, as provided in Labor
        Regulation section 2530.200b-2.

11.63.  Insurer means a licensed insurance company qualified
        -------
        according to ERISA section 403(b)(1) that may issue a Contract according to the terms of this Plan.

11.64.  Interested Person or Interested Party means each Employer, the
        -----------------    ----------------
        Administrator, each Participant, and each Beneficiary of a deceased Participant.

11.65.  Introduction means the part of this document with that heading
        ------------
        immediately preceding Plan article 1. The Introduction is a substantive part of the Plan.

                                    11-19

11.66.  Investment Committee means the Fiduciary that is not an
        --------------------
        Investment Manager and that is named according to the Plan section entitled "Investment Committee" (see Plan section 10.22) to act under one or more of the Plan's Trust Agreements to advise or direct Trustee or co-Trustee investment actions.

11.67.  Investment Fund means one of the investment media that the
        ---------------
        Administrator announces are permissible funds among which a Participant may direct the investment of his Account.

11.68.  Investment Manager is defined in ERISA section 3(38).  An
        ------------------
        Investment Manager is a Fiduciary (other than a Trustee or
        ---------- -------
        Named Fiduciary)

        (a) who has the power to manage, acquire, or dispose of any Plan asset;

        (b)  who either

             (1) is registered as an investment adviser under the Investment Advisers Act of 1940,

             (2) is a bank under the Investment Advisers Act of 1940, or

             (3) is an insurance company qualified to perform services described in subsection (a) under the laws of more than one state (defined to include the District of Columbia); and

        (c) has acknowledged in writing that he is a Fiduciary as to the Plan.

11.69.  Involuntary Cash-out means a distribution without the
        --------------------
        Participant's consent of a Participant's entire Nonforfeitable

                                    11-20

        Account balance after the Participant has Separated from Service with the Employers and terminated participation in the Plan.

11.70.  Leave of Absence means an individual's non-working period
        ----------------
        (but without Separation from Service) granted by an Employer for reasons relating to

        (a) accident, sickness, or disability for which no benefits are being paid under this Plan (including Maternity or Paternity Leaves of Absence);

        (b)  job-connected education or training; or

        (c) government service, including jury duty, whether elective or by appointment.

        In authorizing Leaves of Absence for sickness, disability, maternity, education, or other purposes, this Plan does not require an Employer to adopt a policy or uniformly apply any policy to all individuals; an Employer may treat individuals under similar circumstances in a different manner.

        Any individual who leaves the employment of an Employer to enter the service of the United States of America during a period of national emergency or at any time through the operation of a compulsory military service law is deemed to be on Leave of Absence during the period of service and during any period after discharge from service in which re-employment rights are guaranteed by law.

11.71.  Majority-owned Subsidiary is defined in Rule 12b-2 of the
        -------------- ----------
        General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

                                    11-21

             The term Majority-owned Subsidiary means a
                      -------------- ----------
             subsidiary more than fifty percent of whose
             outstanding securities representing the right, other than as affected by events of default, to vote for the election of directors, is owned by the subsidiary's parent and/or one or more of the parent's other Majority-owned Subsidiaries.
                                ---------------------------

11.72.  Maternity or Paternity Leave of Absence means an absence
        ---------------------------------------
        from work for any period

        (a)  by reason of the pregnancy of the individual,

        (b)  by reason of the birth of a child of the individual,

        (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

        (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

11.73.  Minimum Vesting Age means Age eighteen.
        -------------------

11.74.  Named Fiduciary is defined in ERISA section 402(a)(2) and, as
        ---------------
        to this Plan, means the Sponsor, the Administrator, the Standing Committee (whenever there is one), the Alternate Administrator, the Investment Committee, each Trustee or co-Trustee for the Plan's Trust Agreements, as well as a Fiduciary who, according to the provisions of this Plan, is identified as a Named Fiduciary by the Sponsor. This Plan's Named
        Fiduciaries include the Primary Trustee and the Primary Administrator under the Crestar Financial Corporation OMNI
        Trust Agreement.

                                    11-22

11.75.  Nonforfeitable is defined in ERISA section 3(19) and means a
        --------------
        claim obtained by a Participant or Beneficiary to the part of an immediate or deferred benefit arising under this Plan from the Participant's Service if the claim is unconditional and is legally enforceable against this Plan, any Trust Fund, and any Trustee (but a right to an Accrued Benefit derived from Employer contributions is not treated as Forfeitable merely because the Plan contains a provision described in ERISA section
        203(a)(3)).

11.76.  Nonqualified Pension Plan is a Pension Plan that does not meet
        -------------------------
        the Code's rules for Qualified Plans.  A Nonqualified Pension
                                                 --------------------
        Plan may be an unfunded plan maintained by an employer
        ----
        primarily for the purpose of providing deferred compensation for a select group of management or highly compensated
        employees, as described in ERISA sections 201(2), 301(a)(3), 401(a)(1), and 4021(b)(6), and may include both plans embodied in a formal plan document and individual contractual arrangements with employees and former employees. A
        Nonqualified Pension Plan may also be an Excess-benefit Plan
        ------------ ------- ----
        or even a plan that is not an Excess-benefit Plan and that is not described in ERISA sections 201(2), 301(a)(3), 401(a)(1), and 4021(b)(6).

11.77.  Normal Retirement Age means a Participant's sixty-fifth
        ---------------------
        birthday.

11.78.  Normal Retirement Date, for any Pension Plan, means the
        ----------------------
        normal retirement age under that Pension Plan or, if later, the earliest date under that Pension Plan on which an individual participating in that Pension Plan may begin to receive the benefit required by law to be Nonforfeitable as of his normal retirement age.

11.79.  Parent is defined in Rule 12b-2 of the General Rules and
        ------
        Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

                                    11-23

             A Parent of a specified person is an affiliate
               ------
             controlling such person directly, or indirectly through one or more intermediaries.

11.80.  Participant means any Employee or former Employee who has
        -----------
        begun participation in this Plan according to Plan article 2 and whose Accounts have not been Forfeited, fully distributed to him, or transferred in their entirety to another Pension Plan. A Participant who is not a Covered Employee ceases to be a Participant when his Account balance is zero. An individual whose Account balance is greater than zero continues to be a Participant for purposes of provisions relating to allocations of earnings and losses to his Accounts, vesting in his Accounts, and distributions from his Accounts; that individual, however, is a Participant for purposes of allocations of Employer contributions only as provided in Plan articles 3 and 4.

11.81.  Party in Interest is defined in ERISA section 3(14) and means
        -----------------

        (a) any Fiduciary (including, but not limited to, any Administrator, officer, Trustee or co-Trustee, or custodian), counsel, or employee of this Plan;

        (b)  a person providing services to this Plan;

        (c)  an Employer;

        (d) an employee organization any of whose members are covered by the Plan;

        (e)  an owner, direct or indirect, of fifty percent or more of

             (1) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of a corporation,

                                    11-24

             (2) the capital interest or the profits interest of a partnership, or

             (3) the beneficial interest of a trust or unincorporated enterprise that is an Employer or an employee organization described in subsection (d) under this Plan;

        (f)  a Relative of any individual described in subsections (a),
             (b), (c), or (e);

        (g) a corporation, partnership, trust, or estate of which (or in which) fifty percent or more of

             (1) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of such a corporation,

             (2) the capital interest or the profits interest of such a partnership, or

             (3)  the beneficial interest of such a trust or estate

             is owned, directly or indirectly, or is held by persons described in subsections (a), (b), (c), (d), or (e);

        (h) an employee, officer, director (or an individual having powers or responsibilities similar to those of officers or directors), or a ten-percent or more shareholder (directly or indirectly) of this Plan or of a person described in subsections (b), (c), (d), (e), or (g); or

                                    11-25

        (i) a ten-percent or more (directly or indirectly in capital or profits) partner or joint venturer of a person described in subsections (b), (c), (d), (e), or (g).

11.82.  Pension Plan is defined in ERISA section 3(2) and, except as
        ------------
        provided in ERISA section 3(2)(B), means any plan, fund, or program ever established or maintained by an employer or by an employee organization, or by both, to the extent that by its express terms or as a result of surrounding circumstances that plan, fund, or program--regardless of the method of calculating the contributions made to the plan, the method of calculating the benefits under of the plan, or the method of distributing benefits from the plan--provides retirement income to employees or results in a deferral of income by employees for periods extending to the termination of employment or beyond.

11.83.  Person means any human being, firm, corporation, partnership,
        ------
        or other entity.  Person also includes any human being, firm,
                          ------
        corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended as of January 1, 1990, which read as follows:

             When two or more persons act as a
             partnership, limited partnership, syndicate, or
             other group for the purpose of acquiring,
             holding, or disposing of securities of an issuer,
             such syndicate or group shall be deemed a
             Person for purposes of this subsection.
             ------

        For purposes of this Plan, Person does not include the Sponsor
                                   ------
        or any wholly-owned Subsidiary of the Sponsor, and Person
                                                           ------
        does not include any employee-benefit plan maintained by the Sponsor or by any wholly-owned Subsidiary of the Sponsor, and any person or entity organized, appointed, or established by the Sponsor or by any Subsidiary for or pursuant to the terms of any

                                    11-26
        such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a Person.

11.84.  Plan means this Excess-benefit Plan described in this document
        ----
        and its appendixes and exhibits. The Plan includes each Trust Agreement and the Trust Fund; but for ease of reference, Plan
                                                                 ----
        generally refers to this Plan document (and appendixes and exhibits), and Trust or Trust Agreement refers to the Trust
                       -----    ----- ---------
        Agreements operating in conjunction with this Plan.

11.85.  Plan Asset, Plan Assets means any property of this Plan that
        -----------------------
        must be held in a Trust Fund or by an Insurer or as a Contract according to ERISA section 403(a) and ERISA section 403(b). Plan Asset includes property described by that term in ERISA
        ---- -----
        section 403(a), even if as to that property the statutory requirement that the property be held in trust has not been satisfied or even if the requirement does not apply to that property because of the application of an exemption according to ERISA section 403(b)(4).

11.86.  Plan Committee means any multiple-person Fiduciary
        --------------
        appointed by the Sponsor or another Fiduciary according to the terms of this Plan.

11.87.  Plan Contract means a Contract that is a Plan Asset but not a
        -------------
        Trust Fund asset. A Contract held by the Sponsor or another Employer is a Plan Contract.

11.88.  Plan Year, for this Plan, means the twelve-month period
        ---------
        beginning with January 1 through the last day of December. For any other Pension Plan, it means the twelve-month period on which its records are kept, as defined in ERISA section 3(39).

11.89.  Predecessor Plan means a plan described in ERISA sec-
        ----------------
        tion 203(b)(1)(C).

                                    11-27

11.90.  Primary Administrator has the same meaning as it has under
        ---------------------
        the Crestar Financial Corporation OMNI Trust Agreement.

11.91.  Primary Trustee has the same meaning as it has under the
        ---------------
        Crestar Financial Corporation OMNI Trust Agreement.

11.92.  Profit, for purposes of this Plan, means the Employers' total net
        ------
        income from all preceding years and for the tax year for which the determination is being made, determined by each Employer on the basis of its books of account and in accordance with its standard and customary accounting practices but before deduction of taxes based on income and without reduction for any special non-recurring item such as an extraordinary loss from the sale or other disposition of any asset or reserve, and without reduction for contributions to this Plan or any other Pension Plan or other plan or method of providing deferred or year-end compensation for the period for which the determination is being made.

11.93.  Profit-sharing Plan, according to Treasury Regulation section
        -------------------
        1.401-1(b)(ii), means a Pension Plan that is established and maintained by an employer to provide for the participation in his profits by his employees or their beneficiaries. According to Code section 401(a)(27), however, the question of whether a plan is a Profit-sharing Plan is determined without regard to the employer's current or accumulated profits and without regard to whether the employer is a tax-exempt organization. This Plan is a Profit-sharing Plan that is not a Qualified Plan; it is a Nonqualified Pension Plan that is a Profit-sharing Plan.

11.94.  Qualified Domestic Relations Order is defined in ERISA
        ----------------------------------
        section 206(d)(3)(B)(i).

11.95.  Qualified Plan or Qualified Trust refer to a plan or a trust
        --------------    ---------------
        maintained as part of a plan, in compliance with Code part I, subchapter D, chapter 1, subtitle A.

                                    11-28

11.96.  Qualifying Employer Real Property is defined in ERISA
        ---------------------------------
        section 407(d)(4). Parcels of Employer Real Property may be Qualifying Employer Real Property even if part or all of that real property is leased to one lessee (which may be an Employer or an ERISA Affiliate) if

        (a) a substantial number of the parcels are dispersed geographically;

        (b) each parcel of real property, together with improvements on that parcel, is suitable (or adaptable without excessive cost) for more than one use; and

        (c) the acquisition and retention of that property complies with the provisions of part 4 of title I of ERISA (other than ERISA section 404(a)(1)(B) to the extent that it requires diversification, and other than ERISA section 404(a)(1)(C), ERISA section 406, and ERISA
             section 407(a)).

11.97.  Qualifying Employer Security means an Employer's ERISA
        ----------------------------
        Security, including Employer Stock.

11.98.  Related Entity means an Affiliate or a corporation that would
        --------------
        be an Affiliate if the phrase "at least eighty percent" in Code section 1563(a) read "more than fifty percent" or an unincorporated trade or business that would be an Affiliate if Code section 414(c) were construed using the standard of "more than fifty percent" instead of "at least eighty percent."

11.99.  Related Entity-maintained means, as to a Related Entity, the
        -------------------------
        same thing that Employer-maintained means to an Employer.
                        -------------------

11.100. Relative is defined in ERISA section 3(15) and means an indi-
        --------
        vidual's spouse, ancestor, lineal descendant, or spouse of a lineal descendant.

                                    11-29

11.101. Restoration Event means an event described in Plan sec-
        -----------------
        tion 8.10(g), which ends the Suspension Period.

11.102. Retire, Retires and all variants mean that a Participant
        ------  -------
        Separates from Service because of Disability or after attaining Age fifty-five.

11.103. Retirement means the act of Retiring or refers to periods after a
        ----------
        person Retires.

11.104. Second-tier Trigger Event
        -------------------------

        (a)  Second-tier Trigger Event means an event described in
             ----------- ------- -----
             this Plan's exhibit entitled "Second-tier Trigger Events"; that exhibit may be amended by the Sponsor without amending this Plan, except during a Suspension Period, by delivery of an amended exhibit to the Administrator. Until the exhibit entitled "Second-tier Trigger Events" exists, subsection (b) of this Plan section is deemed to be that exhibit.

        (b)  A Second-tier Trigger Event occurs if any of the
               ----------- ------- -----
             circumstances described in any paragraphs of this subsection occurs.

             (1) the Sponsor enters into any agreement with a Person that involves the transfer of ownership of the Sponsor or of all or at least fifty percent of the Sponsor's total assets on a consolidated basis, as reported in the Sponsor's consolidated financial statements filed with the Securities and Exchange Commission (including an agreement for the acquisition of the Sponsor by merger, consolidation, or statutory share exchange--regardless of whether the Sponsor is intended to be the surviving or

                                    11-30
                  resulting entity after the merger, consolidation, or statutory share exchange--or for the sale of substantially all of the Sponsor's assets to that Per-
                  son), and

                  (A) the agreement does not include provisions requiring that the Person must maintain all of the Associated Plans and their benefits according to each Associated Plan's terms on the date that the agreement is entered into; or

                  (B) the agreement does not include provisions requiring that the Person must establish or maintain employee-benefit plans that cover all of the Associated Plans' participants on the date that the agreement is entered into and that provides benefits that are at least equal to the Associated Plans' benefits according to the Associated Plans' terms on the date that the agreement is entered into, as determined by the Administrator applying a standard derived from ERISA section 208; or

                  (C) the agreement satisfies the requirements of paragraph (A) or (B), but does not also provide that those provisions survive the consummation of any transaction (including a merger, consolidation, statutory share exchange, or sale transaction) so that any participant may enforce those provisions against the Person; or

                  (D) the agreement satisfies the requirements of paragraphs (A) or (B) and (C), but, in fact, the Person does not maintain each Associated

                                    11-31

                       Plan or the Person does not establish or maintain employee-benefit plans that cover all Associated Plans' participants on the date that the agreement is entered into and that provides benefits that are at least equal to the Associated Plans' benefits according to the Associated Plans' terms on the date that the agreement is entered into and as determined by the Administrator applying a standard derived from ERISA section 208.

             (2) Any Person is or becomes an Acquiring Person described in Plan section 11.03(a).

             (3) During any period of two consecutive calendar years, the Continuing Directors cease for any reason to constitute a majority of the Board.

             For purposes of this subsection, a Second-tier Trigger Event occurs on the closing date of an agreement described in paragraph (1)(A), (1)(B), or (1)(C) or on the date of breach of an agreement, as described in para-graph (1)(D); on the date of public disclosure that a Person has become an Acquiring Person, as described in paragraph (2); or on the date that the Continuing Direc-tors cease to constitute a majority of the Board, as described in paragraph (3).

11.105. Security is defined in ERISA section 3(20) and means the same
        --------
        as it does under section 2(1) of the Securities Act of 1933, 15 U.S.C. 77B(1), except when it refers to an Employer Security.
        A contract to which ERISA section 408(b)(5) applies is not treated as a Security for purposes of this Plan.

11.106. Segregated Amounts means Trust Fund assets or Plan Assets
        ------------------
        that are otherwise required by this Plan or a Trust Agreement to be

                                    11-32
        credited with investment gains and losses separately from the remaining assets in the Trust Fund according to the Plan section entitled "Trust Fund; General Amounts; Segregated Amounts" and the Plan section entitled "Segregated Amounts" (see Plan sections 9.03 and 9.04(d)). A Segregated Amount is not the same as an Account or an Investment Fund; a Segregated Amount may be one or more named Accounts, or it may merely be a part of the Trust Fund identified for special treatment.

11.107. Separation, Separation from Service, and all variants mean the
        ----------  -----------------------
        cessation of the employer-employee relationship as that relationship is defined for Federal Insurance Contribution Act
        (FICA) determinations on whether compensation is wages. Specifically, the relationship of employer-employee ceases when it no longer exists for federal employment tax purposes or when it no longer satisfies those applicable Employment Tax regulations, including section 31.3401(c)-1 of the Employment Tax regulations. An individual Separates from Service when he dies, Retires, has a Disability, quits, or is discharged.

11.108. Service means employment by an Employer unless otherwise
        -------
        specified. For purposes of vesting as specified in this Plan, however, a Participant does not receive additional Vesting Credits for periods in which he is on a Leave of Absence (including Maternity or Paternity Leaves of Absence) or is otherwise not currently on active employment with an Employer. An Employee on Leave of Absence for sickness or disability or other purposes authorized by an Employer does not lose his status if he was an Active Participant, and an Employee on Leave of Absence on the last day of the applicable computation period is deemed to be in the employ of his Employer.

11.109. Severance from Service Date is defined in Treasury Regulation
        ---------------------------
        section 1.410(a)-7(b)(2) as modified by Treasury Regulation section 1.410(a)-9.

                                    11-33

11.110. Special Trustee means the Investment Committee acting as a
        ---------------
        co-Trustee according to Plan article 9.

11.111. Sponsor means Crestar Financial Corporation.
        -------

11.112. Sponsor-maintained refers to each employee-benefit plan
        ------------------
        directly or indirectly established according to law or continued by the Sponsor. It includes all relevant Qualified Plans and Nonqualified Pension Plans whether or not the plans have been terminated.

11.113. Sponsor's Designee means the Sponsor's Compensation and
        ------------------
        Benefits Manager or such other Sponsor officer as the Sponsor may designate.

11.114. Spouse means the individual legally married to a Participant
        ------
        (according to the laws of the individual's domicile), but that individual is not a Spouse after the marriage to the Participant is legally ended.

11.115. Standing Committee means a Named Fiduciary that may be
        ------------------
        appointed according to Plan article 10 to exercise powers and duties described in this Plan and in articles 2 and 6 of the Crestar Financial Corporation OMNI Trust Agreement.

11.116. Subsidiary is defined in Rule 12b-2 of the General Rules and
        ----------
        Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

             A Subsidiary of a specified person is an
               ----------
             affiliate controlled by such person directly, or indirectly through one or more intermediaries.

11.117. Surviving Spouse means a Participant's Spouse at the time of
        ----------------
        that Participant's death.

                                    11-34

11.118. Suspense Account means an Asset-transfer Suspense Account
        ----------------
        or an Employer-designated Suspense Account.

11.119. Suspension Period means the time after one Trigger Event and
        -----------------
        before the effects of all Trigger Events have been reversed by Restoration Events.

11.120. Transfer Contribution means an Employer contribution
        ---------------------
        described in the Plan section entitled "Transfers" (see Plan section 3.06).

11.121. Trigger Event means a First-tier Trigger Event, a Second-tier
        -------------
        Trigger Event, or a Financial Trigger Event.

11.122. Trust, Trust Fund, and Fund, for purposes of this Plan, refer to
        -----------------      ----
        any trust fund established for this Plan and governed by the Trust Agreements executed to be used with this Plan according to the Plan section entitled "Trust Agreements" (see Plan
        section 9.02).  For some purposes, reference is made to General
                                                                -------
        Amounts and to Segregated Amounts, which are two
        -------        ---------- -------
        components totaling the Trust Fund.  These two components
        are more specifically described in this Plan section's subsec-tions. Although Trust refers to the relationship (between a
                         -----
        Trustee and the Trust Fund) governed by the Trust Agreements, the context may indicate that the term is being used to mean the Trust Fund.

        (a) Some assets are treated unlike other amounts in the Trust Fund because their gains and losses are allocated to
             Accounts that hold those assets, and such segregated
             assets are referred to as Segregated Amounts.
                                       ---------- -------

        (b)  The term General Amounts means the entire Trust Fund
                      ------- -------
             reduced by the Segregated Amounts. All segregated assets must be in one or more trusts established exclusively for segregated assets, all of which will be part of the Trust Fund, but may be referred to as Segregated Amounts.
             ---------- -------
                                    11-35

11.123. Trust Agreement means any agreement executed by a Trustee
        ---------------
        or co-Trustee and the Sponsor to be used by this Plan as a funding vehicle (to hold Plan Assets), including amendments adopted according to its terms and the provisions of this Plan.

11.124. Trustee, for purposes of the Plan, means one or more
        -------
        individuals or entities so designated in a Trust Agreement. Trustee also means successors designated according to a Trust
        -------
        Agreement.  A co-Trustee is one of a multiple-entity Trustee
                      ----------
        under a Trust Agreement.

11.125. Valuation Date, for this Plan, means the last day of each Plan
        --------------
        Year and any other date determined by the Administrator.

11.126. Vesting Break means a Vesting Period of Severance that lasts
        -------------
        at least one year (twelve consecutive months).

11.127. Vesting Computation Period means a twelve-consecutive-month
        --------------------------
        period used to measure Vesting Credits, Vesting Period of Severance for purposes of Nonforfeitability of benefits from Employer contributions, completion of a Year of Service for vesting after a Vesting Break, and Vesting Credits before Vesting Breaks that include twelve-consecutive-month periods for purposes of vesting. An Employee's first Vesting Computation Period is the twelve-consecutive-month period beginning on the day he first receives credit for an Hour of Service for the performance of duties. After a Vesting Break of twelve consecutive months in a Vesting Computation Period, an Employee's first Vesting Computation Period is the twelve-consecutive-month period beginning on the Employee's next date on which he first receives credit for an Hour of Service for the performance of duties. Each other Vesting Computation Period is the twelve-consecutive-month period that begins when the one before it ends.

                                    11-36

11.128. Vesting Credit is credit earned by an Employee in order to
        --------------
        accumulate a Nonforfeitable interest in his Account. Subject to the exceptions in the Plan section 5.04(d)(3), a Participant receives one Vesting Credit for each Vesting Computation
        Period after he attains the Minimum Vesting Age and during which he is credited with a twelve-consecutive-month Vesting Period of Service.

11.129. Vesting Hold-out Year may apply according to Code section
        ---------------------
        411(a)(6)(B) and also to Treasury Regulation section 1.410(a)- 7(d)(5) for purposes of determining an individual's vested interest (Nonforfeitable Account) under the Plan attributable to Employer contributions only to an individual who has incurred a Vesting Break or a Vesting Period of Severance of at least one year (twelve consecutive months). If a Vesting Hold-out Year applies to an individual, his Periods of Service completed before his most recent Vesting Break or a Vesting Period of Severance that lasts at least one year (twelve consecutive months) are not required to be taken into account to determine his vesting until he has completed a Vesting Period of Service of at least one year after his return to Service.

11.130. Vesting Period of Service is defined in Treasury Regulation
        -------------------------
        section 1.410(a)-7(b)(6) as modified by Treasury Regulation section 1.410(a)-9.

11.131. Vesting Period of Severance is used according to Treasury
        ---------------------------
        Regulation section 1.410(a)-7(d)(4) to determine an individual's vested interest (Nonforfeitable Account) under the Plan attributable to Employer contributions.

11.132. Vesting Rule of Parity applies only to an individual who has no
        ----------------------
        Nonforfeitable interest under the Plan attributable to Employer contributions and who has incurred a Vesting Period of Severance that includes five years (sixty consecutive months). An individual

                                    11-37
        to whom the Vesting Rule of Parity applies loses credit for all of his Service that would have been used to determine his vesting (Nonforfeitability of his Account) under this Plan if his Vesting Period of Severance includes consecutive years that equal or exceed the number of years to his credit from Vesting Periods of Service, whether or not consecutive, completed before his Vesting Period of Severance. In determining whether the Vesting Rule of Parity applies, an individual's Vesting Period of Service for eligibility does not include any Service lost by an earlier application of the Vesting Rule of Parity.

11.133. Vesting Service Spanning Rule means the provisions in
        -----------------------------
        Treasury Regulation section 1.410(a)-7(d)(1)(iii) as modified by Treasury Regulation section 1.410(a)-9.

11.134. Voluntary Cash-out means a distribution after a Participant's
        ------------------
        Separation from Service and termination of participation in the Plan of all of a Participant's Nonforfeitable Account, as requested by the Participant or his Beneficiary (if the Participant is not alive).

11.135. Welfare Plan means an employee-benefit plan established by an
        ------------
        employer to provide welfare benefits (as defined in Code
        section 419(e)(2)) as defined in ERISA section 3(1) and Labor Regulation section 2510.3-1. After such a determination,
        Welfare Plan does not include any employee-benefit plan that
        ------------
        only provides benefits determined by a court of competent jurisdiction to be deferred compensation, and does not include any portion of any employee-benefit plan that provides benefits determined by a court of competent jurisdiction to be deferred compensation, in both cases even though those benefits might be designated as welfare benefits by the governing plan document. As necessary to determine whether any employee-benefit plan (or a portion of any employee-benefit plan) qualifies as a Welfare Plan, the Sponsor or any Employer may rely on the Code, regulations, published

                                    11-38
        positions of the Internal Revenue Service or the published positions of the Department of Labor or may seek an opinion of counsel.

11.136. Year of Service means a computation period for which an
        ---------------
        Employee is credited with twelve-consecutive-months of
        Service, but a Year of Service does not include Service with an
                       ---- -- -------
        Employer before any termination of employment that occurred before January 1, 1976, and does not include Service excluded under the Vesting Rule of Parity.

                                    11-39

                        CRESTAR FINANCIAL CORPORATION
                      Permanent Executive Benefit Plan
                           As Amended And Restated
                         Effective December 26, 1990


                               EXHIBIT 1.07(b)
                               ---------------


                             Roster of Employers
                             -------------------

                        Crestar Financial Corporation
                               Crestar Bank MD
                              Crestar Bank N.A.
                                Crestar Bank
                       Crestar Insurance Agency, Inc.
                       Crestar Securities Corporation
                        Crestar Mortgage Corporation
                 Capitoline Investment Services Incorporated

                              ADOPTION OF PLAN
                              ----------------


As evidence of its adoption of the Plan as amended and restated in this document, Crestar Financial Corporation, the Sponsor, has caused this document to be signed by its duly authorized officer as of December 26, 1990.


                                    CRESTAR FINANCIAL CORPORATION



                                    By:
                                       ----------------------------